                                                         File Nos.      33-21677
                                                                        811-5547


    As filed with the Securities and Exchange Commission on May 29, 1998



                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM N-1A
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                             Pre-Effective Amendment No.                     / /



                           Post-Effective Amendment No. 18                   /X/



                     REGISTRATION STATEMENT UNDER THE INVESTMENT             /X/
                                 COMPANY ACT OF 1940



                                  Amendment No. 21                           /X/



                             BARR ROSENBERG SERIES TRUST
                 (Exact Name of Registrant as Specified in Charter)
                       3435 Stelzer Road, Columbus, OH  43219
                      (Address of principal executive offices)

                                    510-254-6464
                (Registrant's telephone number, including area code)

          Barr M. Rosenberg                    with a copy to:
          Rosenberg Institutional              J.B. Kittredge, Jr.
              Equity Management                Ropes & Gray
          Four Orinda Way                      One International Place
          Building E                           Boston, Massachusetts 02110-2624
          Orinda, CA 94563

                       (Name and address of agent for service)
--------------------------------------------------------------------------------




          It is proposed that this filing will become effective:
          Immediately upon filing pursuant to paragraph (b)
     ---


          On _________________ pursuant to paragraph (b)
     ---

      X   60 days after filing pursuant to paragraph (a)(1)
     ---

          On _______ pursuant to paragraph (a)(1)
     ---

          75 days after filing pursuant to paragraph (a)(2)
     ---

          On _______ pursuant to paragraph (a)(2), of Rule 485
     ---

     If appropriate, check the following box:

     --- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NOTE: This Amendment relates solely to shares of beneficial interest in the Barr Rosenberg Market Neutral Fund and the Barr Rosenberg Double Alpha Market Fund. Information contained in the Registration Statement relating to the other series of the Registrant is neither amended nor superseded hereby.

                             BARR ROSENBERG SERIES TRUST
                              CROSS REFERENCE SHEET FOR
                      THE BARR ROSENBERG MARKET NEUTRAL FUND AND
                   THE BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY



N-1A Item No.                                  Location
------------                                   --------

PART A
Item 1.   Cover Page                           Cover Page

Item 2.   Synopsis                             Fund Expenses


Item 3.   Condensed Financial                  Financial Highlights
          Information


Item 4.   General Description of               Description of the Trust
          Registrant                           and Ownership of Shares;
                                               Investment Objectives and
                                               Policies; Cover Page;
                                               and General Description
                                               of Risks and Fund Investments

Item 5.   Management of the Fund               Management of the Trust;
                                               Back Cover

Item 5A.  Management's Discussion              Not Applicable
          of Fund Performance

Item 6.   Capital Stock and Other              Description of the Trust
          Securities                           and Ownership of Shares;
                                               Distributions; Multiple
                                               Classes; Shareholder Inquiries;
                                               Taxes; and Back Cover



Item 7.   Purchase of Securities Being         Purchase of Shares; Exchange of
          Offered                              Fund Shares; Management of the
                                               Trust; Multiple Classes;
                                               Determination of Net Asset
                                               Value; and Back Cover



Item 8.   Redemption or Repurchase             Redemption of Shares; Exchange
                                               of Fund Shares; and
                                               Determination of Net Asset
                                               Value


Item 9.   Legal Proceedings                    None

PART B


Item 10.  Cover Page                           Cover Page

Item 11.  Table of Contents                    Table of Contents


Item 12.  General Information and              Description of the Trust
          History                              and Ownership of Shares


Item 13.  Investment Objectives                Investment Objectives and
          and Policies                         Policies; Miscellaneous
                                               Investment Practices; and
                                               Investment Restrictions

Item 14.  Management of the Fund               Management of the Trust

Item 15.  Control Persons and Principal        Description of the Trust
          Holders of Securities                and Ownership of Shares


Item 16.  Investment Advisory and Other        Investment Advisory and
          Services                             Other Services; Management of
                                               the Trust


Item 17.  Brokerage Allocation and Other       Portfolio Transactions
          Practices

Item 18.  Capital Stock and Other              Description of the Trust
          Securities                           and Ownership of Shares


Item 19.  Purchase, Redemption                 Determination of Net Asset
          and Pricing of Securities            Value; See in Part A, Purchase
          Being Offered                        of Shares;  Exchange of Fund
                                               Shares; Redemption of Shares;
                                               Determination of Net Asset Value


Item 20.  Tax Status                           Income Dividends,
                                               Distributions and Tax
                                               Status

Item 21.  Underwriters                         Investment Advisory and
                                               Other Services

Item 22.  Calculation of Performance Data      Total Return Calculations

Item 23.  Financial Statements                 Financial Statements


Part C

     Information to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                            BARR ROSENBERG SERIES TRUST

                         BARR ROSENBERG MARKET NEUTRAL FUND
                      BARR ROSENBERG DOUBLE ALPHA MARKET FUND

                                 3435 STELZER ROAD
                                COLUMBUS, OHIO 43219
                          1-800-447-3332 (INVESTOR SHARES)
                       1-800-527-6026 (INSTITUTIONAL SHARES)
                                   JULY __, 1998


     Barr Rosenberg Series Trust (the "Trust") is an open-end management investment company offering five diversified portfolios with different investment objectives and strategies including the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund. The other portfolios of the Trust, which are offered under a separate prospectus, are the U.S. Small Capitalization Series, Japan Series and International Small Capitalization Series. The Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund are referred to herein individually as a "Series" or a "Fund" and collectively as the "Series" or the "Funds." Each Fund's investment manager is Rosenberg Institutional Equity Management (the "Manager").

     The BARR ROSENBERG MARKET NEUTRAL FUND seeks long-term capital appreciation while maintaining minimal exposure to general equity market risk by taking long positions in stocks principally traded in the markets of the United States that the Manager has identified as undervalued and short positions in such stocks that the Manager has identified as overvalued. For a description of the risks of an investment in the Fund, see "Investment Objectives and Policies -- Barr Rosenberg Market Neutral Fund" and "General Description of Risks and Fund Investments". The Fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. For a description of the differences between an investment in the Fund and in 3-month U.S. Treasury Bills, see "Investment Objectives and Policies-- Barr Rosenberg Market Neutral Fund."

     The BARR ROSENBERG DOUBLE ALPHA MARKET FUND seeks a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing in shares of the Barr Rosenberg Market Neutral Fund while simultaneously utilizing S&P 500 Index Futures, options on S&P 500 Index Futures and equity swap contracts to gain exposure to the equity market as measured by the S&P 500 Index. See "Investment Objectives and Policies -- Barr Rosenberg Double Alpha Market Fund" and "General Description of Risks and Fund Investments."

     The Funds offer two classes of shares: Institutional Shares and Investor Shares. Whether an investor is eligible to purchase Institutional or Investor Shares generally depends on the amount invested in a particular Fund. Investor Shares bear a Shareholder Service Fee and Distribution Fee.

     This Prospectus concisely describes the information that investors ought to know before investing. Please read this Prospectus carefully and keep it for future reference.

     A Statement of Additional Information dated July __, 1998 (the "Statement") is available free of charge by writing to Barr Rosenberg Funds Distributor, Inc., the Funds' distributor (the "Distributor"), at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning 1-800-447-3332 (for Investor Share customers) and 1-800-527-6026 (for Institutional Share customers). The Statement, which contains more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the Statement, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
FUND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . .    4
GENERAL DESCRIPTION OF RISKS AND FUND INVESTMENTS. . . . . . . . . . . .    6
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .   10
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . .   11
MULTIPLE CLASSES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
IRA ACCOUNTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .   20
EXCHANGE OF FUND SHARES. . . . . . . . . . . . . . . . . . . . . . . . .   22
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . .   23
DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . .   24
SHAREHOLDER INQUIRIES. . . . . . . . . . . . . . . . . . . . . . . . . .   26

                                FUND EXPENSES

     The estimated annual expenses of each of the Funds are set forth in the following tables, the forms of which are prescribed by federal securities laws and regulations.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                        TOTAL FUND
                                                                                        OPERATING
                                                                            OTHER        EXPENSES
                                 MANAGEMENT  SHAREHOLDER                  EXPENSES    (AFTER WAIVER
                                 FEE (AFTER    SERVICE    DISTRIBUTION  (AFTER REIM-   AND/OR REIM-
                                   WAIVER)      FEE          FEE         BURSEMENT)*    BURSEMENT)*
                                 ----------  -----------  ------------  ------------  -------------
INSTITUTIONAL SHARES
     Market Neutral Fund            1.57%       None          None         0.43%**        2.00%
     Double Alpha Market Fund       0.00%       None          None         2.35%          2.35%
INVESTOR SHARES
     Market Neutral Fund            1.57%       0.25%         0.25%        0.43%**        2.50%
     Double Alpha Market Fund       0.00%       0.25%         0.25%        2.35%          2.85%


     The Manager has undertaken to reduce its management fee and bear certain expenses until further notice in order to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class to the percentage of a Fund's total annual operating expenses attributable to that class listed under Total Fund Operating Expenses above. Absent such undertaking by the Manager to waive its fee and bear such expenses, the Barr Rosenberg Market Neutral Fund's management fees would be 1.90% and estimated Total Fund Operating Expenses would be 2.33% for Institutional Shares and 2.83% for Investor Shares, and the Barr Rosenberg Double Alpha Market Fund's management fees would be 0.10%, estimated Other Expenses (including indirect expenses) would be 2.88% and estimated Total Fund Operating Expenses (including indirect expenses) would be 2.98% for Institutional Shares and 3.48% for Investor Shares. See "Management of the Trust."

__________
* Includes, in the case of the Barr Rosenberg Double Alpha Market Fund, indirect expenses borne through ownership of Institutional Shares of the Barr Rosenberg Market Neutral Fund.
**   Estimated Other Expenses without reimbursement of expenses by the Manager.

EXAMPLE:

                                                YOU WOULD PAY THE
                                             FOLLOWING EXPENSES ON A
                                                $1,000 INVESTMENT
                                               ASSUMING A 5% ANNUAL
                                              RETURN (WITH OR WITHOUT
                                              A REDEMPTION AT THE END
                                               OF EACH TIME PERIOD):
                                             ------------------------
                                             1 YEAR           3 YEARS
                                             ------           -------
INSTITUTIONAL SHARES
     Market Neutral Fund                      $20               $63
     Double Alpha Market Fund                 $24               $73
INVESTOR SHARES
     Market Neutral Fund                      $25               $78
     Double Alpha Market Fund                 $29               $88


     THE PURPOSE OF THIS TABLE IS TO ASSIST YOU IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES OF THE FUNDS THAT ARE BORNE DIRECTLY OR INDIRECTLY BY HOLDERS OF SHARES OF THE FUNDS. THE EXPENSES USED IN THE EXAMPLE AND THE FIVE PERCENT ANNUAL RETURN (WHICH IS MANDATED BY THE SECURITIES AND EXCHANGE COMMISSION) ARE NOT REPRESENTATIONS OF PAST OR FUTURE EXPENSES OR PERFORMANCE; ACTUAL EXPENSES AND/OR PERFORMANCE MAY BE MORE OR LESS THAN THOSE SHOWN.

                                 FINANCIAL HIGHLIGHTS

     The following tables present per share financial information for the period listed for the Barr Rosenberg Market Neutral Fund. The Financial Highlights have been audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements of the Barr Rosenberg Market Neutral Fund appears in such Fund's Annual Report for the fiscal year ended March 31, 1998 (the "Annual Report"). These statements should be read in conjunction with the "Report of Independent Accountants," the other audited financial statements and related notes which are contained in the Annual Report and are incorporated by reference into this Prospectus and the Statement of Additional Information.


                                                                FOR THE PERIOD
                                                                    ENDED
                                                                   MARCH 31,
                                                                    1998(a)
                                                                --------------
INSTITUTIONAL SHARES
     Net asset value, beginning of period                           $  10.00
                                                                    --------
     Income from investment operations:
          Net investment income/(loss)                                  0.10**
          Net realized and unrealized gain/(loss) on investments       (0.13)
          Total from investment operations                             (0.03)
                                                                    --------
     Distributions to shareholders from:
          Net investment income                                         ---
          Net realized gain on investments                              ---
          Total distributions to shareholders                           ---
                                                                    --------
     Net asset value, end of period                                 $   9.97
                                                                    --------
                                                                    --------
     Total return                                                      (0.30%)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (000)                                $168,080
     Net investment income/(loss) before waivers/reimbursements         2.72%*
     Net investment income/(loss) net of waivers/reimbursements         3.31%*
     Expenses before waivers/reimbursements and dividend expenses       3.33%*
     Expenses before waivers/reimbursements                             2.59%*
     Expenses net of waivers/reimbursements and dividend expenses       2.00%*
     Portfolio Turnover Rate                                          232.93%
     Average commission rate                                         $0.0294

--------------------------
*    Annualized.
**   Calculated based on the average shares outstanding during the period.
(a)  From commencement of operations on December 16, 1997 to March 31, 1998.

                                                                 FOR THE PERIOD
                                                                    ENDED
                                                                   MARCH 31,
                                                                    1998(a)
                                                                --------------
INVESTOR SHARES
Net asset value, beginning of period                                $10.00
                                                                    --------
Income from investment operations:
     Net investment income/(loss)                                     0.08**
     Net realized and unrealized gain/(loss) on investments          (0.12)
                                                                    --------
     Total from investment operations                                (0.04)
                                                                    --------
Distributions to shareholders from:
     Net investment income                                             ---
     Net realized gain on investments                                  ---
                                                                    --------
     Total distributions to shareholders                               ---
                                                                    --------
Net asset value, end of period                                      $ 9.96
                                                                    --------
                                                                    --------
Total return                                                         (0.40%)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
     Net assets, end of period (000)                               $35,223
     Net investment income/(loss) before waivers/reimbursements       2.28%*
     Net investment income/(loss) net of waivers/reimbursements       2.82%*
     Expenses before waivers/reimbursements and dividend expenses     3.87%*
     Expenses before waivers/reimbursements                           3.03%*
     Expenses net of waivers/reimbursements and dividend expenses     2.50%*
     Portfolio turnover rate                                        232.93%
     Average commission rate                                         $0.0294

--------------------------
*    Annualized.
**   Calculated based on the average shares outstanding during the period.
(a)  From commencement of operations on December 18, 1997 to March 31, 1998.


     Each Fund's investment performance may from time to time be included in advertisements about such Fund. Total return for a Fund is measured by comparing the value of an investment in such Fund at the beginning of the relevant period to the redemption value of the investment in such Fund at the end of such period (assuming immediate reinvestment of any dividends or capital gains distributions). All data are based on a Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.
Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                         INVESTMENT OBJECTIVES AND POLICIES

BARR ROSENBERG MARKET NEUTRAL FUND

     The investment objective of the Barr Rosenberg Market Neutral Fund is to seek long-term capital appreciation while maintaining minimal exposure to general equity market risk. The Fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. The Fund attempts to achieve its objective by taking long positions in stocks principally traded in the markets of the United States that the Manager has identified as undervalued and short positions in such stocks that the Manager has identified as overvalued. See "General Description of Risks and Fund Investments -- Risks of Short Sales" below. By taking long and short positions in different stocks with similar characteristics, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance. The Manager will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a diversified portfolio that has minimal net exposure to the U.S. equity market generally and near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. The Manager currently expects that the long and short positions of the Fund will be invested primarily in small capitalization stocks and smaller mid-capitalization stocks. For purposes of the preceeding sentence, the 200 stocks principally traded in U.S. markets with the largest market capitalizations are considered large capitalization stocks, the next 800 largest are considered mid-capitalization stocks and all others are considered small capitalization stocks.


     Although the Fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the Fund will be subject to the risk of poor stock selection by the Manager. For example, the Manager may not be successful in executing its strategy of taking long positions in stocks and short positions in other stocks, such that the portfolio of long positions outperforms the portfolio of short positions. In addition, the Manager may fail to construct a portfolio that has minimal exposure to general equity market risk or that has near neutral exposure to specific industries, specific capitalization ranges and certain other risk factors. Further, since the Manager will manage both a long and a short portfolio, an investment in the Fund will involve the risk that the Manager may make more poor investment decisions than a manager of a typical stock mutual fund with only a long portfolio. An investment in 3-month U.S. Treasury Bills is different from an investment in the Fund because Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return and investors in Treasury Bills do not bear the risk of losing their investment.

     To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government (E.G., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (I.E., rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

     The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are principally traded in the markets of the United States. See "General Description of Risks and Fund Investments --Special Considerations of Foreign Investments." The Fund will not invest in equity securities that are principally traded outside of the United States.

BARR ROSENBERG DOUBLE ALPHA MARKET FUND

     The investment objective of the Barr Rosenberg Double Alpha Market Fund is to seek a total return greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing in shares of the Barr Rosenberg Market Neutral Fund while simultaneously utilizing S&P 500 Index Futures, options on S&P 500 Index Futures and equity swap contracts to gain exposure to the equity market as measured by the S&P 500 Index. See "Investment Objectives and Policies -- Barr Rosenberg Market Neutral Fund" and "General Description of Risks and Fund Investments --Risks of S&P 500 Index Futures and Related Options" and "-- Equity Swap Contracts" below. The Fund has applied to the Securities and Exchange Commission for an exemptive order allowing it to invest without limit in the Barr Rosenberg Market Neutral Fund. Once the Fund has indirectly constructed a diversified long and short portfolio through the purchase of shares of the Barr Rosenberg Market Neutral Fund, the Manager will purchase S&P 500 Index Futures, options on S&P 500 Index Futures and equity swap contracts in an amount approximately equal to the net asset value of the Fund in order to gain full net exposure to the U.S. equity market as measured by the S&P 500 Index. In addition to purchasing shares of the Barr Rosenberg Market Neutral Fund, the Fund may also take long positions in stocks principally traded in the markets of the United States that the Manager has identified as undervalued and short positions in such stocks that the Manager has identified as overvalued. See "General Description of Risks and Fund Investments -- Risks of Short Sales."

     The S&P 500 Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative values to the stocks included in the index, weighted according to each stock's total market value relative to the total market value of the other stocks included in such index.

     To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government (e.g., U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (i.e., rated at least "A-2" or "AA" by S&P or Prime 2 or "Aa" by Moody's) issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

     The Fund's long and short positions may involve (without limit) equity securities of foreign issuers that are principally traded in the markets of the United States. See "General Description of Risks and Fund Investments --Special Considerations of Foreign Investments." The Fund will not invest in equity securities that are principally traded outside of the United States.

     In a typical stock mutual fund the portfolio manager attempts to earn an excess return (return above market return) or "alpha" by identifying and purchasing UNDERVALUED stocks. However, there is another "alpha" possibility --identifying and selling short OVERVALUED stocks. The term "double alpha" refers to the fact that there are thus two potential sources of alpha: one from correctly identifying undervalued stocks and one from correctly identifying overvalued stocks. The market neutral strategy employed by both the Barr Rosenberg Market Neutral Fund and indirectly by the Barr Rosenberg Double Alpha Market Fund (through investment in shares of the Barr Rosenberg Market Neutral Fund) seeks to capture both alphas. The Barr Rosenberg Double Alpha Market Fund also seeks gain (and incurs additional risk) by investing in S&P 500 Index instruments.

INVESTMENT CONSIDERATIONS

     An investor desiring capital appreciation with minimal exposure to the equity market may wish to consider the Barr Rosenberg Market Neutral Fund.
An investor desiring enhanced equity market returns exceeding the return on the S&P 500 Index may wish to consider the Barr Rosenberg Double Alpha Market Fund.

                 GENERAL DESCRIPTION OF RISKS AND FUND INVESTMENTS

     INVESTMENT RISKS. The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting each Fund's portfolio. Investment in shares of the Funds is more volatile and risky than some other forms of investment. In addition, if the Manager takes long positions in stocks and short positions in other stocks such that the portfolio of long positions underperforms while the portfolio of short positions outperforms the market, then the losses of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund may exceed those of other stock mutual funds. Moreover, the market neutral strategy has the effect of accelerating the recognition of gain for tax purposes and increasing the short-term gain component of gains in the Funds. Short-term gains are ordinarily taxed to shareholders at ordinary income tax rates.

     RISKS OF SHORT SALES (BOTH FUNDS). When the Manager anticipates that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its Custodian containing cash, U.S. Government securities, or other liquid securities such that the amount deposited in the account plus any amount deposited with a broker or other custodian as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with such broker or custodian, a Fund may not receive any payments (including interest) on collateral deposited with such broker or custodian. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 100% of the value of a Fund's net assets. A Fund's use of short sales may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income rates) than it would if it did not engage in short sales.

     RISKS OF S&P 500 INDEX FUTURES AND RELATED OPTIONS (BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the S&P 500 Index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the S&P 500 Index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index. An option on an Index Future gives the purchaser the right, in return for the premium paid, to assume a long or a short position in an Index Future. The Barr Rosenberg Double Alpha Market Fund will realize a loss if the value of the S&P 500 Index declines between the time the Fund purchases an Index Future or an option transaction in which the Fund has assumed a long position and may realize a gain if the value of the S&P 500 Index rises between such dates.

     The Barr Rosenberg Double Alpha Market Fund may close out a futures contract purchase by entering into a futures contract sale. This will operate to terminate the Fund's position in the futures contract. Positions in Index Futures may be closed out by the Fund only on the futures exchanges on which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. The liquidity of the market in futures contracts could be adversely affected by "daily price fluctuation limits" established by the relevant futures exchange which limit the amount of fluctuation in the price of an Index Future during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit. In such event, it may not be possible for the Fund to close its futures contract purchase, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (payments to and from a broker made on a daily basis as the price of the Index Future fluctuates). The futures market may also attract more speculators than does the securities market, because deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may also cause price distortions.

     Further, when the Barr Rosenberg Double Alpha Market Fund purchases an Index Future, it is required to maintain, at all times while an Index Future is held by the Fund, cash, U.S. Government securities or other high grade liquid securities in a segregated account with its Custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current value of the futures contract.

     EQUITY SWAP CONTRACTS (BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY).
In an equity swap contract, the counterparty generally agrees to pay the Barr Rosenberg Double Alpha Market Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the basket of stocks comprising the S&P 500 Index, plus the dividends that would have been received on those stocks. The Fund agrees to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index (as if the Fund had invested the notional amount in stocks comprising the S&P 500 Index) less the interest paid by the Fund on the notional amount. Therefore, the Fund will generally realize a loss if the value of the S&P 500 Index declines and will generally realize a gain if the value of the S&P 500 Index rises. The Fund will enter into equity swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. If there is a default by the counterparty to an equity swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. The Fund's use of equity swap contracts may result in the Fund realizing more income subject to tax at ordinary income tax rates than it would if it did not enter into equity swap contracts.

     There is no assurance that the equity swap contract counterparties will be able to meet their obligations or that, in the event of default, the Barr Rosenberg Double Alpha Market Fund will succeed in pursing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to these contracts. The Fund will closely monitor the credit of equity swap contract counterparties in order to minimize this risk. The Fund will not use equity swap contracts for leverage.

     The Barr Rosenberg Double Alpha Market Fund will not enter into any equity swap contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. In addition, the staff of the Securities and Exchange Commission considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the Fund owns would exceed 15% of the Fund's net assets.

     The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis, and an amount of cash, U.S. Government Securities or other liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. The Fund does not believe that the Fund's obligations under equity swap contracts are senior securities, so long as such a segregated account is maintained, and accordingly, the Fund will not treat them as being subject to its borrowing restrictions.

     SPECIAL CONSIDERATIONS OF FOREIGN INVESTMENTS (BOTH FUNDS). Investing in securities of foreign issuers involves certain risks not typically found in investing in securities of U.S. issuers. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. There are also special tax considerations which apply to securities of foreign issuers.


     REPURCHASE AGREEMENTS (BOTH FUNDS). Each Fund may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. Although the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

     LOANS OF PORTFOLIO SECURITIES (BOTH FUNDS). Each Fund may lend some or all of its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Funds may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.
 A Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing.

     ILLIQUID SECURITIES (BOTH FUNDS). Each Fund may purchase "illiquid securities", defined as securities which cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued such securities, so long as no more than 15% of a Fund's net assets would be invested in such illiquid securities after giving effect to a purchase. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

     PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions of the Manager. The rate of a Fund's portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover is difficult to predict, it is not anticipated that under normal circumstances the annual portfolio turnover rate of each of the long and short portfolios of the Barr Rosenberg Market Neutral Fund will exceed 150%, and it is not anticipated that under normal circumstances the annual portfolio turnover rate of the Barr Rosenberg Double Alpha Market Fund will exceed 50%. It is, however, impossible to predict portfolio turnover in future years. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of such Fund. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. See "Taxes."

     INVESTMENT OBJECTIVES AND POLICIES. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                              PERFORMANCE INFORMATION

     Rosenberg Institutional Equity Management also serves as the manager of other accounts that have investment objectives, policies and strategies that are substantially similar to those of the Barr Rosenberg Market Neutral Fund (collectively, the "Market Neutral Accounts"). The information below should not be considered a prediction of the future performance of the Barr Rosenberg Market Neutral Fund. The performance of such Fund may be higher or lower than the performance of the Market Neutral Accounts. The performance information shown below is based on a composite of all of the Manager's accounts with substantially similar investment objectives, policies and strategies and has been adjusted to give effect to the estimated annualized expenses (without giving effect to any expense waivers or reimbursements) of Institutional Shares of the Barr Rosenberg Market Neutral Fund during its first year of operations. The Market Neutral Accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the Market Neutral Accounts had been registered under the 1940 Act, their performance might have been adversely affected. In addition, the Market Neutral Accounts were not subject to Subchapter M of the Internal Revenue Code. The following table shows the average annual total return for the one-year, three-year, five-year and since-inception periods ending _______, 1998 for the Market Neutral Accounts. The following table also shows the average annual total return on 3-month U.S. Treasury bills for the same periods.

                                    ONE-YEAR PERIOD    THREE-YEAR PERIOD   FIVE-YEAR PERIOD       PERIOD FROM
                                         ENDING              ENDING             ENDING         FEBRUARY 28, 1989
                                            , 1998              , 1998             , 1998      TO          , 1998
                                    ---------------    -----------------   ----------------    ------------------

Market Neutral Accounts . . . . .         ____%              ____%              ____%               ____%
3-month U.S. Treasury Bills . . .         ____%              ____%              ____%               ____%


     An investment in 3-month U.S. Treasury Bills is different from an investment in the Barr Rosenberg Market Neutral Fund because Treasury Bills are backed by the full faith and credit of the U.S. Government, Treasury Bills have a fixed rate of return and investors in Treasury Bills do not bear the risk of losing their investment. Giving effect to the expense limitation of 2.00% on the expenses of the Institutional Shares of the Barr Rosenberg Market Neutral Fund as set forth in the "Fund Expenses" section, the average annual total return for the one-year, three-year, five-year and since-inception periods ending ________, 1998 for the Market Neutral Accounts would have been ____%, _____%, _____% and _____%, respectively. There have been two enhancements to the Manager's market neutral strategy since its inception in 1989. First, the Manager incorporated its Earnings Change Model and Investor Sentiment Model into its market neutral strategy in October 1992 and April 1993, respectively. See "Management of the Trust -- The Manager's General Investment Philosophy and Strategy." The second change to the Manager's market neutral strategy occurred in July 1995, when the Manager focused its strategy on medium and smaller capitalization companies. Prior to such date, the Manager had applied its market neutral strategy to companies across the capitalization spectrum (I.E., large, medium and small capitalization companies). Throughout both periods, however, the Manager has maintained long and short positions of approximately the same dollar amount within a given capitalization sector. The Funds may invest in stocks of companies of any capitalization to meet risk/return objectives and liquidity needs. Despite the two enhancements to the Manager's market neutral strategy since 1989, the Barr Rosenberg Market Neutral Fund will have substantially similar investment objectives, policies and strategies as the Market Neutral Accounts.

                              MANAGEMENT OF THE TRUST

     Each Fund is advised and managed by Rosenberg Institutional Equity Management (the "Manager") which provides investment advisory services to a substantial number of institutional investors. The Manager is also the investment manager of the other funds of the Trust.

KEY PERSONNEL OF THE MANAGER

     The biography of each of the General Partners of the Manager, each of whom is also a Trustee of the Trust, is set forth below.

     BARR ROSENBERG. Dr. Rosenberg is Managing General Partner and Chief Investment Officer of the Manager. As such, he has ultimate responsibility for the Manager's securities valuation and portfolio optimization systems used to manage the Funds and for the implementation of the decisions developed therein. His area of special concentration is the design of the Manager's proprietary securities valuation model.

     Dr. Rosenberg earned a B.A. degree from the University of California, Berkeley, in 1963. He earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968. From 1968 until 1983, Dr. Rosenberg was a Professor of Finance, Econometrics, and Economics at the School of Business Administration at the University of California, Berkeley. Concurrently, from 1968 until 1974, Dr. Rosenberg worked as a consultant in applied decision theory in finance, banking and medicine. In 1975, he founded Barr Rosenberg Associates, a financial consulting firm (now known as BARRA) where he was a managing partner, and later chief scientist. Dr. Rosenberg, the founder of the Berkeley Program in Finance, is acknowledged as an expert in the modeling of complex processes with substantial elements of risk.

     MARLIS S. FRITZ. Ms. Fritz is a General Partner of the Manager. She has primary responsibility for the Manager's new business development and secondary responsibility for client service.

     Ms. Fritz earned a B.S. degree from the University of Michigan, Ann Arbor, in 1971. After working in life insurance management and sales for seven years, she entered the investment management business in 1978 as Marketing Associate with Forstmann-Leff Associates, New York. From 1983 until 1985, she was Vice President, Marketing at Criterion Investment Management Company, Houston, Texas.

     KENNETH REID. Dr. Reid is a General Partner and Director of Research of the Manager. His work is focused on the design and estimation of the Manager's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of the Manager's securities valuation models. Patterns of short-term price behavior discussed by Dr. Reid as part of his Ph.D. dissertation have been refined and incorporated into the Manager's proprietary valuation and trading systems.

     Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship. From 1981 until June 1986, Dr. Reid worked as a consultant at BARRA in Berkeley, California. His responsibilities included estimating multiple-factor risk models, designing and evaluating active management strategies, and serving as an internal consultant on econometric matters in finance.

     There are 42 professional staff members of the Manager and the Manager's affiliate, Barr Rosenberg Investment Management, Inc., located in Orinda, California. Included among the Manager's professional staff are seven individuals with Ph.D.s and eighteen individuals with other graduate degrees. Five members of the staff have been awarded C.F.A. certificates.

THE OUTSIDE TRUSTEES

     William F. Sharpe and Nils H. Hakansson are Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.

     Dr. Sharpe is the STANCO 25 Professor of Finance at Stanford University's Graduate School of Business. He is best known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He developed the widely-used binomial method for the valuation of options and other contingent claims. He also developed the computer algorithm used in many asset allocation procedures. Dr. Sharpe has published articles in a number of professional journals. He has also written six books, including PORTFOLIO THEORY AND CAPITAL MARKETS, (McGraw-Hill, 1970), ASSET ALLOCATION TOOLS, (Scientific Press, 1987), FUNDAMENTALS OF INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1993) and INVESTMENTS (with Gordon J. Alexander and Jeffery Bailey, Prentice-Hall, 1995). Dr. Sharpe is a past President of the American Finance Association. He has also served as consultant to a number of corporations and investment organizations. He is also a member of the Board of Trustees of Smith Breeden Trust, an investment company, and a director at CATS Software and Stanford Management Company. He received the Nobel Prize in Economic Sciences in 1990.

     Professor Hakansson is the Sylvan C. Coleman Professor of Finance and Accounting at the Haas School of Business, University of California, Berkeley. He is a former member of the faculty at UCLA as well as at Yale University. At Berkeley, he served as Director of the Berkeley Program in Finance (1988-1991) and as Director of the Professional Accounting Program (1985-1988). Professor Hakansson is a Certified Public Accountant and spent three years with Arthur Young & Company prior to receiving his Ph.D. from UCLA in 1966. He has twice been a Visiting Scholar at Bell Laboratories in New Jersey and was, in 1975, the Hoover Fellow at the University of New South Wales in Sydney and, in 1982, the Chevron Fellow at Simon Fraser University in British Columbia. In 1984, Professor Hakansson was a Special Visiting Professor at the Stockholm School of Economics, where he was also awarded an honorary doctorate in economics. He is a past president of the Western Finance Association (1983-1984). Professor Hakansson has published numerous articles in academic journals and in professional volumes. Many of his papers address various aspects of asset allocation procedures as well as topics in securities innovation, information economics and financial reporting. He has served on the editorial boards of several professional journals and been a consultant to the RAND Corporation and a number of investment organizations. Professor Hakansson is a member of the board of two foundations and a past board member of SuperShare Service Corporation and of Theatrix Interactive, Inc. He is also a Fellow of the Accounting Researchers International Association and a member of the Financial Economists Roundtable.

THE MANAGER'S GENERAL INVESTMENT PHILOSOPHY AND STRATEGY

     The Manager attempts to add value relative to a benchmark through a quantitative stock selection process, and seeks to diversify investment risk across the holdings in each Fund. In seeking to outperform each Fund's benchmark, the Manager also attempts to control risk in a Fund's portfolio relative to the benchmark.

     INVESTMENT PHILOSOPHY. The Manager's investment strategy is based on the belief that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." The Manager believes that market prices will converge towards fundamental value over time, and that therefore, if the Manager can accurately determine fundamental value, and can apply a disciplined investment process to select those stocks that are currently undervalued (in the case of purchases) or overvalued (in the case of short sales), the Manager will outperform a Fund's benchmark over time.

     The premise of the Manager's investment philosophy is that there is a link between the price of a stock and the underlying financial and operational characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. The Manager identifies and purchases those stocks which are undervalued (I.E., they are currently cheaper than similar stocks with the same characteristics) and engages in short sales with respect to those stocks that are overvalued (I.E., they are currently more expensive than similar stocks with the same characteristics). The Manager believes that the market will recognize the "better value" and that the mispricing will be corrected as the stocks in the Fund's portfolios are purchased or sold by other investors.

     Determination of the relative valuation of a stock is based upon a comparison of similar companies. In any group of similar companies, it is the Manager's view that there are always some that are overvalued, some that are undervalued, and some that are fairly-valued relative to the average valuation for the group. These moderate valuation errors are believed to be present in every sector of the market and can be identified through rigorous quantitative analysis of fundamental data.

     In determining whether or not a stock is attractive, the Manager considers the company's current estimated fundamental value as determined by the Manager's proprietary Appraisal Model, the Manager's model for expected earnings, and analysis of investor sentiment toward the stock. The Manager identifies and causes a Fund to purchase an undervalued stock and to hold it in the Fund's portfolio until the market recognizes and corrects for the misvaluation. Conversely, the Manager identifies and causes a Fund to sell short an overvalued stock.

     DECISION PROCESS. The Manager's decision process is a continuum. Its research function develops Models which analyze the approximately 12,000 securities in the global universe, both fundamentally and technically, and determines the risk characteristics of the Fund's benchmark. The portfolio management function optimizes each portfolio's composition, executes trades, and monitors performance and trading costs.

     The essence of the Manager's approach is rigorous attention to important aspects of the investment process. Factors crucial to successful stock selection include: (1) accurate and timely data on a large universe of companies; (2) subtle quantitative descriptors of value and predictors of changes in value; and (3) insightful definitions of similar businesses. The Manager takes great care assimilating, checking and structuring the input data on which its Models rely. The Manager believes that if the data is correct, the recommendations made by the system will be sound.

     STOCK SELECTION. Fundamental valuation of stocks is key to the Manager's investment process, and the heart of the valuation process lies in the Manager's proprietary Appraisal Model. Analysis of companies in the United States and Canada is conducted in a single unified Model. The Appraisal Model discriminates where the two markets are substantially different, while simultaneously comparing companies in the two markets according to their degrees of similarity. European companies and Asian companies (other than Japanese companies) are analyzed in a nearly global Model, which includes the United States and Canada as a further basis for comparative valuation, but which excludes Japan. Japanese companies are analyzed in an independent national Model. The Model incorporates the various accounting standards which apply in different markets and makes adjustments to ensure meaningful comparisons.

     An important feature of the Appraisal Model is the classification of companies into one or more of 166 groups of "similar" businesses. Currently, in the United States, 160 groups are applicable; in Japan, 122 groups are applicable; and in Europe, 154 groups are applicable. Each company is broken down into its individual business segments, and each segment is compared with similar business operations of other companies doing business in the same geographical market. In most cases, the comparison is extended to include companies with similar business operations in different markets. Subject to the availability of data in different markets, the Manager appraises the company's assets, operating earnings and sales within each business segment, accepting the market's valuation of that category of business as fair. The Manager then integrates the segment appraisals into balance sheet, income statement and sales valuation models for the total company, and simultaneously adjusts the segment appraisals to include appraisals for variables which are declared only for the total company, such as taxes, capital structure, and pension funding. The result is a single valuation for each of the approximately 12,000 companies followed.

     The difference between the Manager's appraisal and the market price is believed to represent an opportunity for profit. For each stock, the Manager develops "appraisal alphas" (I.E., the expected rate of extraordinary return) by adjusting for the rate at which the market has corrected for such misvaluations in the past.

     A second sphere of analysis is captured by the Manager's proprietary Earnings Change Model, which analyzes more than 20 variables to predict individual company earnings over a one year horizon. The variables are fundamental and fall into three categories: measures of past profitability, measures of company operations and consensus earnings forecasts. The Earnings Change Model is independent of the Appraisal Model and projects the change in a company's earnings in cents/current price. The value of the projected earnings change is converted to an "earnings change alpha" by multiplying the projected change by the market's historical response to changes of that magnitude.

     Finally, the Manager's proprietary Investor Sentiment Model quantifies investor sentiment about features of stocks which influence price but which are not captured by the Appraisal Model or the Earnings Change Model. This Model measures company quality by looking at past price patterns and by predicting the probability of deficient earnings. The Investor Sentiment Model also captures market enthusiasm towards individual stocks by looking at broker recommendations and analyst estimates. Investor sentiment alphas are developed by multiplying the Model's sentiment scores by the market's historical response to such scores.

     Each company's earnings change alpha and investor sentiment alpha are added to its appraisal alpha to arrive at a total company alpha. Stocks with large positive total company alphas are candidates for purchase. Stocks with large negative total company alphas are candidates for short sales. Stocks held in a portfolio with total company alphas that are only slightly positive, zero or negative are candidates for sale.

     Before trading, the Manager systematically analyzes the short-term price behavior of individual stocks to determine the timing of trades. The Investor Sentiment Model quantifies investor enthusiasm for each stock by analyzing its short-term performance relative to similar stocks, changes in analyst and broker opinions about the stock, and earnings surprises. The Manager develops a "trading alpha" for each stock, which is the Manager's prediction of the short-term return of a particular stock. This return is calculated by the Manager's proprietary model by analyzing short-term factors such as trading volume and price movements. The Manager believes its model, used in this way, can add value by helping determine the optimal timing of portfolio trades.

     OPTIMIZATION. The Manager's portfolio optimization system seeks to optimize the trade-off between risk and reward relative to a Fund's benchmark. It exploits the information developed by the Manager's stock selection Models to maximize return relative to the benchmark, while avoiding a portfolio with exposure to any other extraneous factors that would distinguish the Fund's portfolio from the relevant benchmark. Within the geographic zone appropriate for a Fund, the optimizer recommends positions in companies which in the aggregate constitute the most efficient portfolio.
The optimizer simultaneously considers total company alphas, trading alphas, and risk and quantifies the expected "net benefit" to the portfolio of each recommended transaction. No transaction will be executed unless the opportunity offered by a purchase or sale candidate sufficiently exceeds the potential of an existing holding to justify the transaction costs. In most markets, portfolios are reoptimized continuously throughout the day, allowing the Manager to respond immediately to investment opportunities.

     TRADING. The Manager's trading system aggregates the recommended transactions for a Fund and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. It relays target price information to a trader for each stock considered for purchase or sale. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades.

     The network arrangements the Manager has developed with Instinet Matching System (IMS), Portfolio System for Institutional Trading (POSIT), and the Arizona Stock Exchange (AZX) facilitate large volume trading with little or no price disturbance and low commission rates.

     Accommodative trading (which we also refer to as the Manager's "match system") allows institutional buyers and sellers of stock to electronically present the Manager with their "interest" lists each morning. Any matches between the inventory which the brokers have presented and the Manager's own recommended trades are signaled to the Manager's traders. Since the broker is doing agency business and has a client on the other side of the trade, the Manager expects that the other side will be accommodative in the price. The Manager's objective in using this match system is to execute most trades on the Manager's side of the bid/ask spread so as to minimize market impact.

     Package trades further allow the Manager to trade large lists of orders simultaneously using state of the art tools such as the Instinet Real-Time System, Instinet Order Matching System and Lattice Trading System. Those tools provide order entry, negotiation and execution capabilities, either directly to other institutions or electronically to the floor of the exchange. The advantages of using such systems include speed of execution, low commissions, anonymity and very low market impact.

     The Manager continuously monitors trading costs to determine the impact of commissions and price disturbance on a Fund's portfolio.

INDIVIDUALS RESPONSIBLE FOR THE FUNDS

     Each of the following General Partners of the Manager holds a greater than 5% interest in the Manager: Marlis S. Fritz and Kenneth Reid. Rosenberg Alpha L.P., a California limited partnership, is a limited partner of the Manager and holds a greater than 5% interest in the Manager. Barr M. Rosenberg, the Managing General Partner of the Manager, and his wife, June Rosenberg, each holds a greater than 5% general partnership interest in Rosenberg Alpha L.P.

     Management of the portfolio of each Fund is overseen by the Manager's General Partners who are responsible for the design and maintenance of the Manager's portfolio system, and by a portfolio manager who is responsible for research and monitoring each Fund's characteristic performance against the relevant benchmark and for monitoring cash balances.

     Dr. Rosenberg, Dr. Reid and F. William Jump, Jr., the portfolio manager, are responsible for the day-to-day management of each Fund's portfolio. Dr. Rosenberg and Dr. Reid both have been employed by the Manager since 1985.
Mr. Jump has had numerous responsibilities including trading, applications programming, new product development and portfolio engineering since he joined the Manager in 1990. He received a B.A. from Swarthmore College in 1977 and a M.B.A. from The Wharton School, University of Pennsylvania in 1983.

MANAGEMENT CONTRACTS

     Under a Management Contract with the Trust on behalf of each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, as amended, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name "Barr Rosenberg" and/or "Rosenberg" may be withdrawn.

     Each Fund will pay all other expenses incurred in the operation of such Fund, including, but not limited to, brokerage commissions and transfer taxes in connection with the Fund's portfolio transactions, all applicable taxes and filing fees, distribution fees, shareholder servicing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, the compensation of trustees who are not partners, officers or employees of the Manager, interest charges, expenses of issue or redemption of shares, charges of custodians, auditing and legal expenses, expenses of determining net asset value of Fund shares, expenses of reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, insurance premiums and professional association dues or assessments.

     In addition, each Fund has agreed to pay the Manager a quarterly management fee at the annual percentage rate of such Fund's average daily net assets set forth below. The Manager has voluntarily undertaken to waive some or all of its management fee and, if necessary, to bear certain expenses of each Fund until further notice to the extent required to limit the total annual operating expenses (which do not include nonrecurring account fees and extraordinary expenses) of each class of shares to the percentage of each Fund's average daily net assets attributable to that class listed in the Expense Limitation column below. The Manager's fee for management of the Barr Rosenberg Market Neutral Fund is higher than that paid by most other mutual funds although the Manager believes it is competitive with the fees for similar collective investment vehicles.

                                                              CONTRACTUAL
                                                           MANAGEMENT FEE (AS    EXPENSE LIMITATION
                                                          A % OF AVERAGE DAILY   (AS A % OF AVERAGE
                                                               NET ASSETS)       DAILY NET ASSETS)*
                                                          --------------------   ------------------
INSTITUTIONAL SHARES
    Market Neutral Fund                                          1.90%                  2.00%
    Double Alpha Market Fund                                     0.10%                  2.35%
INVESTOR SHARES
    Market Neutral Fund                                          1.90%                  2.50%
    Double Alpha Market Fund                                     0.10%                  2.85%

_______________
* Includes indirect expenses borne by the Barr Rosenberg Double Alpha Market Fund through ownership of Institutional Shares of the Barr Rosenberg Market Neutral Fund.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN

     BISYS Fund Services (the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and generally assists the Trust in all aspects of its administration and operation. As compensation for its administrative services, the Administrator receives a monthly fee based upon an annual percentage rate of 0.15% of the aggregate average daily net assets of the Trust.

     BISYS Fund Services, Inc. (the "Transfer Agent") has entered into an agreement with the Trust for the provision of transfer agency services and dividend disbursing services for the Trust. The principal business address of the Transfer Agent is 3435 Stelzer Road, Columbus, Ohio 43219.

     Custodial Trust Company (the "Custodian") serves as custodian of the assets of the Funds. The principal address of the Custodian is 101 Carnegie Center, Princeton, New Jersey 08540.

DISTRIBUTOR

     Investor Shares of the Funds are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the
"Distributor"), a wholly-owned subsidiary of BISYS. The Distributor's principal offices are located at 125 West 55th Street, 11th Floor, New York, NY 10019. Institutional Shares are sold directly by the Funds.

     Solely for the purpose of compensating the Distributor for services and expenses primarily intended to result in the sale of Investor Shares of the Funds, such shares are subject to an annual Distribution Fee of up to 0.50% of the average daily net assets attributable to such shares in accordance with a Distribution Plan (the "Distribution Plan") adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act. Currently, each Fund pays the Distributor an annual Distribution Fee of 0.25% of each Fund's average daily net assets attributable to Investor Shares. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for each Fund, the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders, and contracting with one or more wholesalers of the Funds' shares. The Distribution Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of the Distribution Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

     The Distributor may also provide (or arrange for another intermediary or agent to provide) personal and/or account maintenance services to Investor shareholders of the Funds (the Distributor or such entity is referred to as a "Servicing Agent" in such capacity). A Servicing Agent will be paid some or all of the Shareholder Servicing Fees charged with respect to Investor Shares of the Funds pursuant to a Servicing Plan for such shares.

                                  MULTIPLE CLASSES

     As indicated previously, the Funds offer two classes of shares to investors, with eligibility generally depending on the amount invested in a particular Fund. The two classes of shares are Institutional Shares and Investor Shares. The following table sets forth basic investment and fee information for each class.

                              MINIMUM                                         ANNUAL          ANNUAL
                               FUND           SUBSEQUENT      METHOD OF     SHAREHOLDER    DISTRIBUTION
NAME OF CLASS               INVESTMENT*      INVESTMENTS*     INVESTMENT    SERVICE FEE        FEE
-------------               -----------      ------------     ----------    -----------    ------------
Institutional..........     $1 million       $10,000            Direct          None          None
Investor...............     $    2,500       $   500            Direct          .25%          .25%

                                      -18-

_______________
* Certain exceptions apply. See "Institutional Shares" and "Investor Shares" below."

     The offering price of Fund shares is based on the net asset value per share next determined after an order is received. See "Purchase of Shares" and "Redemption of Shares."

INSTITUTIONAL SHARES

     Institutional Shares may be purchased by endowments, foundations and plan sponsors of 401(a), 401(k), 457 and 403(b) plans and by individuals. In order to be eligible to purchase Institutional Shares, an institution, plan or individual must make an initial investment of at least $1 million in the particular Fund. In its sole discretion, the Manager may waive this minimum investment requirement and the Manager intends to do so for employees of the Manager, for the spouse, parents, children, siblings, grandparents or grandchildren of such employees, for employees of the Administrator and for Trustees of the Trust who are not interested persons of the Trust or Manager and their spouses. Institutional Shares are sold without any initial or deferred sales charges and are not subject to any ongoing distribution expenses or shareholder servicing fees.

INVESTOR SHARES

     Investor Shares may be purchased by intermediary financial institutions and certain individual retirement accounts and individuals. In order to be eligible to purchase Investor Shares, an eligible investor must make an initial investment of at least $2,500 in the particular Fund. In its sole discretion, the Manager may waive this minimum investment requirement. Investor Shares are subject to an annual Shareholder Service Fee equal to 0.25% of the average daily net assets attributable to Investor Shares and an annual Distribution Fee equal to 0.25% of the average daily net assets attributable to Investor Shares. As described above, the Distribution Plan for Investor Shares permits payments of up to 0.50% of the Funds' average daily net assets attributable to Investor Shares.

GENERAL

     The Shareholder Service Fee charged with respect to Investor Shares is intended to be compensation for personal services rendered and for account maintenance with respect to such shares. The Distribution Fee charged with respect to Investor Shares is intended to compensate the Distributor for services and expenses primarily intended to result in the sale of Investor Shares. See "Multiple Classes -- Distributor".

     As described above, shares of the Funds may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services provided by the Shareholder Organization. Each such Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions of Fund shares. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their particular organization.

                                 PURCHASE OF SHARES

     The offering price for shares of each Fund is the net asset value per share next determined after receipt of a purchase order. See "Determination of Net Asset Value." Investors may be charged an additional fee by their broker or agent if they effect transactions through such persons.

INITIAL CASH INVESTMENTS BY WIRE

     Subject to acceptance by the Trust, shares of the Funds may be purchased by wiring federal funds. Please call 1-800-447-3332 for complete wiring instructions. A completed Account Application must be overnighted to the Trust at Barr Rosenberg Series Trust c/o BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Trust at 1-800-447-3332 prior to 4:00 p.m., New York Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Trust, the Distributor and the custodian bank are all open for business.

INITIAL CASH INVESTMENTS BY MAIL

     Subject to acceptance by the Trust, an account may be opened by completing and signing an Account Application and mailing it to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.

     The Fund(s) to be purchased should be specified on the Account Application. In all cases, subject to acceptance by the Trust, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of a Fund next determined after receipt, even though the check may not yet have been converted into federal funds.

ADDITIONAL CASH INVESTMENTS

     Additional cash investments may be made at any time by mailing a check to the Trust at the address noted under "Initial Cash Investments by Mail" (payable to Barr Rosenberg Series Trust) or by wiring monies as noted under "Initial Cash Investments by Wire". Notification must be given at 1-800-447-3332 prior to 4:00 p.m., New York time, of the wire date. The minimum amounts for additional cash investments are $10,000 for Institutional Shares and $500 for Investor Shares. In its sole discretion, the Manager may waive the minimum additional investment requirements.

INVESTMENTS IN-KIND (INSTITUTIONAL SHARES)

     Institutional Shares may be purchased in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or by a combination of such common stocks and cash. Purchase of Institutional Shares of a Fund in exchange for stocks is subject in each case to the determination by the Manager that the stocks to be exchanged are acceptable. Securities accepted by the Manager in exchange for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, the exchange of common stocks for Institutional Shares will be a taxable event for federal income tax purposes, which will trigger gain or loss to an investor subject to federal income taxation, measured by the difference between the value of the Institutional Shares received and the investor's basis in the securities tendered.

     The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the Fund's investment restrictions.

OTHER PURCHASE INFORMATION

     An eligible shareholder may also participate in the Barr Rosenberg Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in Investor Shares of one or more of the Funds through the use of electronic funds transfers. Investors may commence their participation in this program with a minimum initial investment of $2,500 and may elect to make subsequent investments by transfers of a minimum of $50 into their established Fund account. You may contact the Trust for more information about the Barr Rosenberg Automatic Investment Program.

     For purposes of calculating the purchase price of Fund shares, a purchase order is received by the Trust on the day that it is in "good order" unless it is rejected by the Distributor. For a purchase order of Investor Shares to be in "good order" on a particular day a check or money wire must be received on or before 4:00 p.m., New York Time of that day. In the case of Institutional Shares, the investor's securities must be placed on deposit at the Depository Trust Company prior to 10:00 a.m., New York Time or, in the case of cash investments, the Trust must have received adequate assurances that federal funds will be wired to a Fund prior to 4:00 p.m., New York Time, on the following business day. If the consideration is received by the Trust after the deadline, the purchase price of Fund shares will be based upon the next determination of net asset value of Fund shares. No third party or foreign checks will be accepted.

     The Trust reserves the right, in its sole discretion, to suspend the offering of shares of a Fund or to reject purchase orders when, in the judgment of the Manager, such suspension or rejection would be in the best interests of the Trust.

     Purchases of each Fund's shares may be made in full or in fractional shares of such Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

                                     IRA ACCOUNTS

     Investor Shares of the Funds may be used as a funding medium for IRAs. The minimum initial investment for an IRA is $2,000. A special application must be completed in order to create such an account. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs, call the Trust at 1-800-447-3332.

                                 REDEMPTION OF SHARES

     Shares of the Funds may be redeemed by mail, or, if authorized by an investor in an account application, by telephone. The value of shares redeemed may be more or less than the original cost of those shares, depending on the market value of the investment securities held by the particular Fund at the time of the redemption.

BY MAIL

     The Trust will redeem its shares at the net asset value next determined after the request is received in "good order". See "Determination of Net Asset Value." Requests should be addressed to Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.

     Requests in "good order" must include the following documentation:

          (a) a letter of instruction, if required, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

          (b) any required signature guarantees (see "Signature Guarantees" below); and

          (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

     To protect shareholder accounts, the Trust and its transfer agent from fraud, signature guarantees are required to enable the Trust to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP").
Shareholders may contact the Trust at 1-800-447-3332 for further details.

BY TELEPHONE

     Provided the Telephone Redemption Option has been authorized by an investor in an account application, a redemption of shares may be requested by calling the Transfer Agent at 1-800-447-3332 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Transfer Agent may act on telephone instruction from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholder, and not the Trust or the Transfer Agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Transfer Agent to be genuine. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Telephone Redemption will be suspended for a period of 10 days following a telephonic address change.

SYSTEMATIC WITHDRAWAL PLAN

     An owner of $12,000 or more of shares of a Fund may elect to have periodic redemptions made from the investor's account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. The shareholder will normally redeem a sufficient number of shares to make the scheduled redemption payments on a date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

FURTHER REDEMPTION INFORMATION

     Purchases of shares of the Trust made by check are not permitted to be redeemed until payment of the purchase price has been collected, which may take up to fifteen days after purchase. Shareholders can avoid this delay by utilizing the wire purchase option.

     If the Manager determines, in its sole discretion, that it would not be in the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, such Fund may pay the redemption price of Institutional Shares in whole or in part by a distribution in kind of readily marketable securities held by such

Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by the Manager in light of each Fund's objective and will not generally represent a PRO RATA distribution of each security held in a Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

     The Trust may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to fairly determine the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                              EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange shares in one Fund for shares of another Fund. Shares of a particular class of a Fund may be exchanged only for shares of the same class in another Fund. There is no sales charge on exchanges. Before engaging in an exchange transaction, a shareholder should read carefully the information in the Prospectus describing the Fund into which the exchange will occur. A shareholder may not exchange shares of a class of one Fund for shares of the same class of another Fund that is not qualified for sale in the state of the shareholder's residence. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time.

     An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by the Funds containing the information indicated below.

EXCHANGE BY MAIL

     To exchange Fund shares by mail, shareholders should simply send a letter of instruction to the Trust. The letter of instruction must include:
(a) the investor's account number; (b) the class of shares to be exchanged;
(c) the Fund from and the Fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.

EXCHANGE BY TELEPHONE

     To exchange Fund shares by telephone or to ask questions about the exchange privilege, shareholders may call the Trust at 1-800-447-3332. If you wish to exchange shares, please be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the class of shares to be exchanged; (c) the name of the Fund from which and the Fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Account Application. The Trust employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. A Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Trust reserves the right to suspend or terminate the privilege of exchanging by mail or by telephone at any time. The telephone exchange privilege will be suspended for a period of 10 days following a telephonic address change.

                          DETERMINATION OF NET ASSET VALUE

     The net asset value of each class of shares of the Funds will be determined once on each day on which the New York Stock Exchange is open as of 4:00 p.m., New York time.

     The net asset value per share of each class of the Funds is determined by dividing the particular class's proportionate interest in the total market value of the Fund's portfolio investments and other assets, less any applicable liabilities, by the total outstanding shares of that class of such Fund. Specifically, each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a particular class plus that class's shareholder servicing and/or distribution expenses, if any, and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in a Fund's assets. The resulting amount for each class is divided by the number of shares of that class outstanding to produce the net asset value per share.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Futures contracts are valued by computing the gain or loss by reference to the current settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.


                                   DISTRIBUTIONS

     Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's policy is to declare and pay distributions of its dividends and interest annually although it may do so more frequently as determined by the Trustees of the Trust. Each Fund's policy is to distribute net short-term capital gains and net long-term gains annually, although it may do so more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

     All dividends and/or distributions will be paid out in the form of additional shares of the relevant Fund to which the dividends and/or distributions relate at net asset value unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the Account Application or by writing to the Administrator.

     If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

                                       TAXES

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund distributes, as dividends, substantially all of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year and otherwise qualifies for the special rules governing the taxation of regulated investment companies, the Fund itself will not pay federal income tax on the amount distributed. Such dividends will be taxable to shareholders subject to income tax as ordinary income. Distributions designated by the Fund as deriving from net gains on capital assets held for more than one year but not more than 18 months and from net gains on capital assets held for more than 18 months will be taxable to shareholders as such, regardless of how long a shareholder has held the shares. Distributions will be taxed as described above whether received in cash or in shares through the reinvestment of distributions. A distribution paid to shareholders by a Fund in January of a year is generally deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


     To the extent such investments are permissible for a Fund, the Fund's short sales and transactions in options, futures contracts, hedging transactions, forward contracts, equity swap contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund's use of such transactions may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

     The foregoing is a general summary of the federal income tax consequences of investing in a Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Funds in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

                  DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is a diversified open-end series management investment company organized as a Massachusetts business trust under the laws of The
Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 1, 1988, as amended from time to time (the "Declaration of Trust").

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest which are presently divided into five series. Interests in each of the Funds described in this Prospectus are represented by shares of such Fund. The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust, terminate a series of the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

     Each Fund is further divided into two classes of shares designated as Institutional Shares and Investor Shares. Each class of shares of a Fund represents interests in the assets of such Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of such Fund.

     Each class of shares of a Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the Investment Company Act of 1940, all shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the Investment Company Act of 1940. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of a Fund portfolio, are entitled to receive the net assets of that portfolio, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders holding a majority of the outstanding shares may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust.

     Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                               SHAREHOLDER INQUIRIES

     Shareholders may direct inquiries to the Trust at Barr Rosenberg Series Trust, P.O. Box 182495, Columbus, Ohio 43219-2495.

SHAREHOLDER SERVICES
1-800-447-3332 (INVESTOR SHARE CUSTOMERS)
1-800-527-6026 (INSTITUTIONAL SHARE CUSTOMERS)

Additional Information may be found on the World
Wide Web at http://www.riem.com

BARR ROSENBERG SERIES TRUST
3435 Stelzer Road                                             BARR
Columbus, Ohio 43219                                          ROSENBERG
                                                              SERIES
MANAGER                                                       TRUST
Rosenberg Institutional Equity Management
Four Orinda Way, Building E
Orindo, CA 94563

ADMINISTRATOR, TRANSFER AND DIVIDEND AGENT
BISYS Fund Services
3435 Stelzer Road                                   / /   Barr Rosenberg Market
Columbus, OH 43219                                        Neutral Fund

DISTRIBUTOR                                         / /   Barr Rosenberg Double
Barr Rosenberg Funds Distributor, Inc.                    Alpha Market Fund
125 West 55th Street
11th Floor
New York, NY 10019

CUSTODIAN OF ASSETS                                               PROSPECTUS
Custodial Trust Company                                           JULY __, 1998
101 Carnegie Center
Princeton, NJ 08540

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
555 California Street
San Francisco, CA 94104

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

                            BARR ROSENBERG SERIES TRUST

                         BARR ROSENBERG MARKET NEUTRAL FUND
                      BARR ROSENBERG DOUBLE ALPHA MARKET FUND

                        STATEMENT OF ADDITIONAL INFORMATION

                                   JULY __, 1998


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund of Barr Rosenberg Series Trust dated July __, 1998 (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

                                 TABLE OF CONTENTS

                                                                          Page
                                                                          ----
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . 3
MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . . . . 4
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . . 6
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . . .10
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .12
TOTAL RETURN CALCULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . .13
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . . .15
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . .17
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . .17
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund (each, a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus under the headings "Investment Objectives and Policies" and "General Description of Risks and Fund Investments."

     In addition, the following is an additional description of certain investments of the Fund(s).

     SHORT SALES (BOTH FUNDS). The Barr Rosenberg Market Neutral Fund will seek, and the Barr Rosenberg Double Alpha Market Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.
The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

     S&P 500 INDEX FUTURES AND RELATED OPTIONS (BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index.

     Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Barr Rosenberg Double Alpha Market Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

     In contrast to purchases of a common stock, no price is paid or received by the Barr Rosenberg Double Alpha Market Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin", to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Barr Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

                         MISCELLANEOUS INVESTMENT PRACTICES

     PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. See "Portfolio Transactions" and "Income Dividends, Distributions and Tax Status".

     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                              INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:

     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin (in the case of the Barr Rosenberg Double Alpha Market Fund only). Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

     (a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

     (b) Write, purchase or sell options on particular securities (as opposed to market indices).

     (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (d) Make investments for the purpose of exercising control of a company's management.

     (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities", as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                   INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the heading "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

     In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (eligible in part for the dividends-received deduction in the case of corporations, subject to certain conditions). Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     Certain tax-exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax-exempt entities so long as each such entity furnishes a Fund with an appropriate certificate.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.


                              MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Kenneth Reid* (47)             General Partner and Director of Research,
President, Trustee             Rosenberg Institutional, Equity Management,
                               June 1986 to present.


Marlis S. Fritz* (47)          General Partner and Director of Marketing,
Vice President, Trustee        Rosenberg Institutional Equity Management,
                               April 1985 to present.


Nils H. Hakansson (60)         Sylvan C. Coleman Professor of Finance and
Trustee                        Accounting, Haas School of Business, University
                               of California, Berkeley, June 1969 to present.
                               Director, Supershare Services Corporation
                               (investment management), Los Angeles,
                               California, November 1989 to 1995.


Barr M. Rosenberg* (54)        Managing General Partner and Chief Investment
Trustee                        Officer, Rosenberg Institutional Equity
                               Management, January 1985 to present.

William F. Sharpe (63)         STANCO 25 Professor of Finance, Stanford
Trustee                        University.  Chairman, Financial Engines
                               Incorporated, Los Altos, California (electronic investment advice), March 1996 to present.

Po-Len Hew (31)                Accounting Manager, Rosenberg Institutional
Treasurer                      Equity Management, October 1989 to present.

Carolyn Demler (53)            Administrative Coordinator, Rosenberg
Clerk                          Institutional Equity Management, December, 1988
                               to present.

Edward H. Lyman (53)           Executive Vice President, Barr Rosenberg
Vice President                 Investment Management, Inc., and General Counsel
                               to the Rosenberg Group of companies, 1990 to present.

Richard L. Saalfeld (54)       President and Chief Executive Officer of mutual
Vice President                 fund unit of Rosenberg Institutional Equity
                               Management from June 1996 to present; Consultant to Rosenberg Institutional Equity Management,
                               September 1995 to May 1996; Chairman and Chief
                               Executive Officer of CoreLink Resources, Inc.
                               (mutual fund marketing organization), Concord,
                               California, April 1993 to August 1995;
                               Consultant, December 1992 to March 1993.

Harold L. Arbit (50)           Vice President and Partner, Rosenberg Alpha
Vice President                 L.P., 1984 to present.

F. William Jump, Jr. (42)      Portfolio engineer, Rosenberg Institutional
Vice President                 Equity Management, August, 1990 to present.

David Bunstine (32)            Employee of BISYS Fund Services.
Assistant Treasurer

Gregory Maddox (30)            Director, Client Services, BISYS Fund Services.
Assistant Treasurer

Bruce Treff (31)               Employee of BISYS Fund Services.
Assistant Clerk

Ellen Stoutamire (48)          Employee of BISYS Fund Services.
Assistant Clerk

Jeanette Peplowski (39)        Employee of BISYS Fund Services.
Assistant Clerk

Alaina Metz (31)               Employee of BISYS Fund Services.
Assistant Clerk

----------------------

* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.

     The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

     The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Trust pays the Trustees other than those who are interested persons of the Trust or Manager an annual fee of $37,950 plus $4,125 for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Manager. The following table sets forth information concerning the total compensation paid to each of the Trustees who are not interested persons of the Trust or Manager in the fiscal year ended March 31, 1998.


                                        Pension or
                                        Retirement                       Total
                                        Benefits                         Compensation
                                        Accrued as    Estimated          from Registrant
Name of              Aggregate          Part          Annual Benefits    and Fund
Person               Compensation       of Fund       Upon               Complex Paid
Position             from Registrant    Expenses      Retirement         to Directors
--------             ---------------    ----------    ---------------    ---------------
Nils H. Hakansson    $                  $ 0           $ 0                $
Trustee

William F. Sharpe    $                  $ 0           $ 0                $
Trustee

     Messrs. Rosenberg, Reid, Arbit, Lyman and Saalfeld and Ms. Fritz, Demler and Hew, each being a general partner, limited partner, officer or employee of the Manager, will each benefit from the management fees paid by the Trust to the Manager, but receive no direct compensation from the Trust.

                       INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACT

     As disclosed in the Prospectus under the heading "Management of the Trust", under management contracts (each, a "Management Contract") between the Trust, on behalf of each Fund, and Rosenberg Institutional Equity Management (the "Manager"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

     As disclosed in the Prospectus, each of the Funds has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Manager has informed the Trust that it will voluntarily waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice so that each Fund's total annual operating expenses (including the management fee but not including nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Manager's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by a class of shares of a Fund pursuant to a distribution plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     Each Management Contract provides that the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period of no more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

     As disclosed in the Prospectus, the general partners of the Manager are Barr M. Rosenberg, Marlis S. Fritz and Kenneth Reid. Each of these persons may be deemed a controlling person of the Manager.

     As discussed in this Statement of Additional Information under the heading "Management of the Trust," Barr M. Rosenberg is a Trustee of the Trust as well as Managing General Partner and Chief Investment Officer of the Manager; Marlis S. Fritz is a Trustee and Vice President of the Trust as well as a general partner of the Manager;

and Kenneth Reid is a Trustee and President of the Trust as well as a general partner and Director of Research of the Manager.

     During the fiscal period ended March 31, 1998, the Barr Rosenberg Market Neutral Fund paid the following amounts as management fees to the Manager pursuant to its Management Contract:

                                       Gross    Reduction    Net
                                       -----    ---------    ---
12/16/97 - 3/31/98

ADMINISTRATIVE SERVICES

     The Trust has entered into a Fund Administration Agreement with BISYS Fund Services (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal period ended March 31, 1998 the Barr Rosenberg Double Alpha Market Fund paid $______ in administration fees. The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $40,000 for each Fund. For the fiscal period ended March 31, 1998 the Barr Rosenberg Market Neutral Fund paid $______ in fund accounting fees. The Trust's principal underwriter is an affiliate of the Fund Accountant.

DISTRIBUTOR AND DISTRIBUTION PLAN

     As stated in the text of the Prospectus under the heading "Management of the Trust -- Distributor", Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution Plan (the "Plan") described in the Prospectus, in connection with the distribution of Investor Shares of the Trust, the Distributor receives certain distribution fees from the Trust. Subject to the percentage limitation on the distribution fee set forth in the Prospectus, the distribution fee may be paid in respect of services rendered and expenses borne in the past with respect to Investor Shares as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution fees it receives from the Trust to
participating and introducing brokers.     The Barr Rosenberg Market Neutral
Fund paid the Distributor $________ in distribution fees pursuant to the Plan for the fiscal year ended March 31, 1998.

     The Plan may be terminated with respect to Investor Shares of any Fund to which the Plan relates by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in the Plan that would materially increase the cost to the Investors Shares of any Fund to which the Plan relates requires approval by the Investor shareholders of that Fund. The Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or Investor shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

     The Distributor's Contract and the Plan will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If the Distributor's Contract or the Plan are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

     The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees believe that the Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

     CUSTODIAL ARRANGEMENTS. Custodial Trust Company ("CTC"), Princeton, NJ 08540, is the Trust's custodian. As such, CTC holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, CTC receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

     INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                               PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Manager even though it could also have been purchased or sold for other clients at the same time.

     Likewise, a particular security may be purchased on behalf of one or more clients when the Manager is selling the same security on behalf of one or more other clients. In some instances, therefore, the Manager, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected PRO RATA on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

     BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

     Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Trust.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

     The Barr Rosenberg Market Neutral Fund paid brokerage commissions of $_______ for the fiscal year ended March 31, 1998.

                             TOTAL RETURN CALCULATIONS

     Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

Where:                               n
                               P(1 + T) = ERV

     T    =            Average annual total return
     ERV  =    Ending redeemable value of a hypothetical $1,000 payment made at the beginning of a period at the end of such period
     P    =    A hypothetical initial payment of $1,000
     n    =    Number of years

     Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

Where:                   T = ERV-1,000
                         -------------
                             1,000

Where:
     T    =    Cumulative rate of return
     ERV  =    Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.


     The calculations of average annual total return and cumulative total returns assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

     Average annual total return is calculated separately for Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

     The cumulative return of the Barr Rosenberg Market Neutral Fund for the period ended March 31, 1998 is as follows:

                                                              Inception Date
                                    Inception Date              to 3/31/98
                                    --------------            --------------
Investor Shares                        12/16/97                    ____%
Institutional Shares                   12/16/97                    ____%


PERFORMANCE COMPARISONS

     Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Manager in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                  DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     As more fully described in the Prospectus, the Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March
31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

     Interests in the Trust's portfolios are currently represented by shares of five series, the Barr Rosenberg Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund, U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

     As described in the Prospectus, each Fund is further divided into two classes of shares designated as Institutional Shares and Investor Shares. Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Manager has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

OWNERS OF 5% OR MORE OF A FUND'S SHARES

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the Barr Rosenberg Market Neutral Fund as of July __, 1998:

                   Name and Address              Percentage Ownership
                       of Owner                      of the Fund
                   ----------------              ---------------------

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the Barr Rosenberg Double Alpha Market Fund as of July __, 1998:

                   Name and Address              Percentage Ownership
                       of Owner                      of the Fund
                   ----------------              ---------------------


     The officers and trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Trust.

                          DETERMINATION OF NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Christmas Day, New Year's Day, Martin Luther King's Day, President's Day, Good Friday and Memorial Day, Independence Day (observed), Labor Day and Thanksgiving Day.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                         PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

                                 FINANCIAL STATEMENTS

     The Report of Independent Accountants, financial highlights and financial statements of the Funds included in their Annual Report for the period ended March 31, 1998 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

     The financial statements incorporated by reference into this Statement of Additional Information have been audited by Price Waterhouse LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                            BARR ROSENBERG SERIES TRUST

                        BARR ROSENBERG MARKET NEUTRAL FUND
                      BARR ROSENBERG DOUBLE ALPHA MARKET FUND

                        STATEMENT OF ADDITIONAL INFORMATION

                                   JULY __, 1998


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund of Barr Rosenberg Series Trust dated July __, 1998 (the "Prospectus") and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219.

     This Statement of Additional Information is used solely in connection with the offer and sale of Institutional Shares of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund. This Statement of Additional Information should not be relied upon by offerees or purchasers of Investor Shares of the Barr Rosenberg Market Neutral Fund or Barr Rosenberg Double Alpha Market Fund. Please telephone 1-800-447-3332 or write to Barr Rosenberg Funds Distributor, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219 to obtain a copy of the Statement of Additional Information used in connection with the offer and sale of Investor Shares.

                                 TABLE OF CONTENTS

                                                                          PAGE

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . 3
MISCELLANEOUS INVESTMENT PRACTICES . . . . . . . . . . . . . . . . . . . . 4
INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 5
INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS . . . . . . . . . . . . . . 6
MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . 8
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . .10
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .12
TOTAL RETURN CALCULATIONS. . . . . . . . . . . . . . . . . . . . . . . . .13
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES . . . . . . . . . . . . .15
DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . .17
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . .17
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .17

                         INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund (each, a "Fund" and collectively, the "Funds") of Barr Rosenberg Series Trust (the "Trust") are summarized on the front page of the Prospectus and in the text of the Prospectus under the headings "Investment Objectives and Policies" and "General Description of Risks and Fund Investments."

     In addition, the following is an additional description of certain investments of the Fund(s).

     SHORT SALES (BOTH FUNDS). The Barr Rosenberg Market Neutral Fund will seek, and the Barr Rosenberg Double Alpha Market Fund may seek, to realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the value of that security relative to the long positions held by the Fund. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.
The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

     S&P 500 INDEX FUTURES AND RELATED OPTIONS (BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY). An S&P 500 Index Future contract (an "Index Future") is a contract to buy or sell an integral number of units of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the S&P 500 Index.

     Index Futures can be traded through all major commodity brokers. Currently, contracts are expected to expire on the tenth day of March, June, September and December. The Barr Rosenberg Double Alpha Market Fund will ordinarily be able to close open positions on the United States futures exchange on which Index Futures are then traded at any time up to and including the expiration day.

     In contrast to purchases of a common stock, no price is paid or received by the Barr Rosenberg Double Alpha Market Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of the futures broker a specified amount of cash or securities. This is known by participants in the market as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the Index Futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin", to and from the broker, will be made on a daily basis as the price of the S&P 500 Index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Fund has purchased an Index Future and the price of the S&P 500 Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the S&P 500 Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a gain or a loss.

     The price of Index Futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions.

     Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Barr Rosenberg Double Alpha Market Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

                         MISCELLANEOUS INVESTMENT PRACTICES

     PORTFOLIO TURNOVER. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by a Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Portfolio turnover is not a limiting factor with respect to investment decisions. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and could involve realization of capital gains that would be taxable when distributed to shareholders of a Fund. To the extent that portfolio turnover results in the realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. See "Portfolio Transactions" and "Income Dividends, Distributions and Tax Status".

     NOTICE ON SHAREHOLDER APPROVAL. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of each of the Funds may be changed without shareholder approval.

                            INVESTMENT RESTRICTIONS

     Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such Fund:

     (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes or for payments of variation margin (in the case of the Barr Rosenberg Double Alpha Market Fund only). Such borrowings will be repaid before any additional investments are purchased. Short sales and related borrowings of securities are not subject to this restriction.

     (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (For the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. Collateral arrangements with respect to swaps and other derivatives are also not deemed to be a pledge or other encumbrance of assets.)

     (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

     (4) Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     (7) Concentrate more than 25% of the value of its total assets in any one industry.

     (8) Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or by an exemptive order issued by the Securities and Exchange Commission.

     (9) Purchase or sell commodities or commodity contracts except that each of the Funds may purchase and sell stock index and other financial futures contracts and options thereon.

     (10) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities.

     (11) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2) above; any borrowing permitted by restriction (1) above; short sales permitted by restriction (4) above; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.)

     Notwithstanding the latitude permitted by Restriction 9 above, the Funds have no current intention of purchasing interest rate futures.

     It is contrary to the present policy of each of the Funds, which may be changed by the Trustees of the Trust without shareholder approval, to:

     (a) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase).

     (b) Write, purchase or sell options on particular securities (as opposed to market indices).

     (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

     (d) Make investments for the purpose of exercising control of a company's management.

     (e) Invest in (a) securities which at the time of investment are not readily marketable and (b) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in such securities.

     Unless otherwise indicated, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

     The phrase "shareholder approval," as used in the Prospectus and herein, and the phrase "vote of a majority of the outstanding voting securities", as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or the Trust, as the case may be, or (2) 67% or more of the shares of a Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                   INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     The tax status of the Funds and the distributions which they may make are summarized in the Prospectus under the heading "Taxes." The Funds intend to qualify each year as a regulated investment company under the Internal Revenue Code. In order to qualify as a "regulated investment company" and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of such Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     As described in the Prospectus under the heading "Distributions," each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gains, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net gains from assets held for more than one year over net losses from capital assets held for not more than one year. In order to avoid an excise tax imposed on certain undistributed income, a Fund must distribute prior to each calendar year end without regard to the Fund's fiscal year end (i) 98% of the Fund's ordinary income, and (ii) 98% of the Fund's capital gain net income, if any, realized in the one-year period ending on October 31.

     In general, all dividend distributions derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (eligible in part for the dividends-received deduction in the case of corporations, subject to certain conditions). Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by the Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. The dividends-received deduction for corporations will generally apply to a Fund's dividends from investment income to the extent derived from dividends received by the Fund from domestic corporations, provided the Fund and the shareholder each meet the relevant holding period requirements.

     Certain tax exempt organizations or entities may not be subject to federal income tax on dividends or distributions from a Fund. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

     Each Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions, whether distributed in cash or reinvested in shares of the Fund, paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). However, the general back-up withholding rules set forth above will not apply to tax exempt entities so long as each such entity furnishes a Fund with an appropriate certificate.

     To the extent such investments are permissible for a particular Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

     Pursuant to the 1997 Act, new "constructive sale" provisions apply to activities by a Fund which lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, a swap contract, or a future or forward contract. Under the 1997 Act, the entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of stock or debt instrument at a time when the Fund occupies an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these new provisions may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

     THE TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE FUNDS, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.


                              MANAGEMENT OF THE TRUST

     The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Kenneth Reid* (47)             General Partner and Director of Research,
President, Trustee             Rosenberg Institutional Equity  Management,
                               June 1986 to present.

Marlis S. Fritz* (47)          General Partner and Director of Marketing,
Vice President, Trustee        Rosenberg Institutional Equity Management
                               April 1985 to present.

Nils H. Hakansson (60)         Sylvan C. Coleman Professor of Finance and
Trustee                        Accounting, Haas School of Business, University
                               of California, Berkeley, June 1969 to present.
                               Director, Supershare Services Corporation
                               (investment management), Los Angeles,
                               California, November 1989 to 1995.

Barr M. Rosenberg* (54)        Managing General Partner and Chief Investment
Trustee                        Officer, Rosenberg Institutional Equity
                               Management, January 1985 to present.

William F. Sharpe (63)         STANCO 25 Professor of Finance, Stanford
Trustee                        University.  Chairman, Financial Engines
                               Incorporated, Los Altos, California (electronic investment advice), March 1996 to present.

Po-Len Hew (31)                Accounting Manager, Rosenberg Institutional
Treasurer                      Equity Management, October 1989 to present.

Carolyn Demler (53)
                               Administrative Coordinator, Rosenberg
Clerk Institutional Equity Management, December 1988 to present.

Edward H. Lyman (53)           Investment Management, Inc., and General Counsel
Vice President                 to the Rosenberg Group of companies, 1990 to
                               present.

Richard L. Saalfeld (54)       President and Chief Executive Officer of mutual
Vice President                 fund unit of Rosenberg Institutional Equity
                               Management from June 1996 to present; Consultant to Rosenberg Institutional Equity Management,
                               September 1995 to May 1996; Chairman and Chief
                               Executive Officer of CoreLink Resources, Inc.
                               (mutual fund marketing organization), Concord,
                               California, April 1993 to August 1995;
                               Consultant, December 1992 to March 1993.

Harold L. Arbit (50)           Vice President and Partner, Rosenberg
Vice President                 Alpha L.P., 1984 to present.

F. William Jump, Jr. (42)      Portfolio engineer, Rosenberg
Vice President                 Institutional Equity Management,
                               August 1990 to present.

David Bunstine (32)            Employee of BISYS Fund Services.
Assistant Treasurer

Gregory Maddox (30)            Director, Client Services,
Assistant Treasurer            BISYS Fund Services.

Bruce Treff (31)               Employee of BISYS Fund Services.
Assistant Clerk

Ellen Stoutamire (48)          Employee of BISYS Fund Services.
Assistant Clerk

Jeanette Peplowski (39)        Employee of BISYS Fund Services.
Assistant Clerk

Alaina Metz (31)               Employee of BISYS Fund Services.
Assistant Clerk

* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or the Manager.

     The mailing address of each of the officers and Trustees is c/o Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, OH 43219.

     The principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

     The Trust pays the Trustees other than those who are interested persons of the Trust or Manager an annual fee of $37,950 plus $4,125 for each meeting attended. The Trust does not pay any pension or retirement benefits for its Trustees. The Trust does not pay any compensation to officers or Trustees of the Trust other than those Trustees who are not interested persons of the Trust or Manager. The following table sets forth information concerning the total compensation paid to each of the Trustees who are not interested persons of the Trust or Manager in the fiscal year ended March 31, 1998.

                                 Pension or                     Total
                                 Retirement                     Compensation
                   Aggregate     Benefits                       from Registrant
                   Compensation  Accrued       Estimated        and Fund
Name of            from          as Part of    Annual Benefits  Complex Paid
Person/Position    Registrant    Fund Expenses Upon Retirement  to Directors
Nils H. Hakansson      $              $  0           $  0              $
Trustee

William F. Sharpe      $              $  0           $  0              $
Trustee

     Messrs. Rosenberg, Reid, Arbit, Lyman and Saalfeld and Ms. Fritz, Demler and Hew, each being a general partner, limited partner, officer or employee of the Manager, will each benefit from the management fees paid by the Trust to the Manager, but receive no direct compensation from the Trust.

                       INVESTMENT ADVISORY AND OTHER SERVICES

     MANAGEMENT CONTRACT. As disclosed in the Prospectus under the heading "Management of the Trust", under management contracts (each, a "Management Contract") between the Trust, on behalf of each Fund, and Rosenberg Institutional Equity Management (the "Manager"), subject to the control of the Trustees of the Trust and such policies as the Trustees may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

     As disclosed in the Prospectus, each of the Funds has agreed to pay the Manager a quarterly management fee at the annual percentage rate of the relevant Fund's average daily net assets set forth in the Prospectus. The Manager has informed the Trust that it will voluntarily waive some or all of its management fees under the Management Contracts and, if necessary, will bear certain expenses of each Fund until further notice so that each Fund's total annual operating expenses (including the management fee but not including nonrecurring account fees and extraordinary expenses) applicable to each class will not exceed the percentage of each Fund's average daily net assets attributable to that class as set forth in the Prospectus. In addition, the Manager's compensation under each Management Contract is subject to reduction to the extent that in any year the expenses of a Fund (including investment advisory fees but excluding taxes, portfolio brokerage commissions and any distribution expenses paid by a class of shares of a Fund pursuant to a distribution plan or otherwise) exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale.

     Each Management Contract provides that the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

     Each Management Contract will continue in effect for a period of no more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

     As disclosed in the Prospectus, the general partners of the Manager are Barr M. Rosenberg, Marlis S. Fritz and Kenneth Reid. Each of these persons may be deemed a controlling person of the Manager.

     As discussed in this Statement of Additional Information under the heading "Management of the Trust," Barr M. Rosenberg is a Trustee of the Trust as well as Managing General Partner and Chief Investment Officer of the Manager; Marlis S. Fritz is a Trustee and Vice President of the Trust as well as a general partner of the Manager; and Kenneth Reid is a Trustee and President of the Trust as well as a general partner and Director of Research of the Manager.

     During the fiscal period ended March 31, 1998, the Barr Rosenberg Market Neutral Fund paid the following amounts as management fees to the Manager pursuant to its Management Contract:

                                        Gross     Reduction     Net
12/16/97 - 3/31/98

     ADMINISTRATIVE SERVICES. The Trust has entered into a Fund Administration Agreement with BISYS Fund Services (the "Administrator") pursuant to which the Administrator provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' investment advisor, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. The Trust's principal underwriter is an affiliate of the Administrator. For these services, the Administrator is entitled to receive a fee, payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal period ended March 31, 1998 the Barr Rosenberg Double Alpha Market Fund paid $_____ in administration fees. The Trust has also entered into a Fund Accounting Agreement with BISYS Fund Services, Inc. (the "Fund Accountant") pursuant to which the Fund Accountant provides certain accounting services necessary for the Funds' operations. For these services, the Fund Accountant is entitled to receive an annual fee of $40,000 for each Fund. For the fiscal period ended March 31, 1998 the Barr Rosenberg Market Neutral Fund paid $______ in fund accounting fees. The Trust's principal underwriter is an affiliate of the Fund Accountant.

     DISTRIBUTOR AND DISTRIBUTION PLAN. As stated in the text of the Prospectus under the heading "Management of the Trust -- Distributor", Investor Shares of each Fund are sold on a continuous basis by the Trust's distributor, Barr Rosenberg Funds Distributor, Inc. (the "Distributor"). Under the Distributor's Contract between the Trust and the Distributor (the "Distributor's Contract"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

     Pursuant to the Distribution Plan (the "Plan") described in the Prospectus, in connection with the distribution of Investor Shares of the Trust, the Distributor receives certain distribution fees from the Trust. Subject to the percentage limitation on the distribution fee set forth in the Prospectus, the distribution fee may be paid in respect of services rendered and expenses borne in the past with respect to Investor Shares as to which no distribution fee was paid on account of such limitation. The Distributor may pay all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers. The Barr Rosenberg Market Neutral Fund paid the Distributor $______ in distribution fees pursuant to the Plan for the fiscal year ended March 31, 1998.

     The Plan may be terminated with respect to Investor Shares of any Fund to which the Plan relates by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distributor's Contract (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in the Plan that would materially increase the cost to the Investors Shares of any Fund to which the Plan relates requires approval by the Investor shareholders of that Fund. The Trustees of the Trust review quarterly a written report of such costs and the purposes for which such costs have been incurred. Except as described above, the Plan may be amended by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plan is in effect, selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

     The Distributor's Contract may be terminated with respect to any Fund or Investor shares thereof at any time by not more than 60 days' nor less than 30 days' written notice without payment of any penalty either by the Distributor or by such Fund or class and will terminate automatically, without the payment of any penalty, in the event of its assignment.

     The Distributor's Contract and the Plan will continue in effect with respect to each class of shares to which they relate for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees (or by vote of a majority of the outstanding shares of a class, in the case of the Distributor's Contract) cast in person at a meeting called for that purpose.

     If the Distributor's Contract or the Plan are terminated (or not renewed) with respect to one or more classes, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).

     The Trustees of the Trust believe that the Plan will provide benefits to the Trust. The Trustees believe that the Plan will result in greater sales and/or fewer redemptions of Investor Shares, although it is impossible to know for certain the level of sales and redemptions of Investor Shares that would occur in the absence of the Plan or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

     CUSTODIAL ARRANGEMENTS. Custodial Trust Company ("CTC"), Princeton, NJ 08540, is the Trust's custodian. As such, CTC holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, CTC receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.

     INDEPENDENT ACCOUNTANTS. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Trust's federal and state income tax returns and the Trust's filings with the Securities and Exchange Commission, and consults with the Trust as to matters of accounting and federal and state income taxation.

                               PORTFOLIO TRANSACTIONS

     INVESTMENT DECISIONS. The purchase and sale of portfolio securities for the Funds and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Manager even though it could also have been purchased or sold for other clients at the same time. Likewise, a particular security may be purchased on behalf of one or more clients when the Manager is selling the same security on behalf of one or more other clients. In some instances, therefore, the Manager, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected prorata on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

     BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of a Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

     Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for a Fund with primary market makers unless better prices or executions are available elsewhere.

     Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Trust.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

     The Barr Rosenberg Market Neutral Fund paid brokerage commissions of $______ for the fiscal year ended March 31, 1998.

                             TOTAL RETURN CALCULATIONS

     Each Fund computes its average annual total return separately for its share classes by determining the average annual compounded rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class, according to the following formula:

                                         n
                                   P(1 + T) = ERV

Where:
     T    =    Average annual total return
     ERV  =    Ending redeemable value of a hypothetical $1,000 payment made at the beginning of a period at the end of such period
     P    =    A hypothetical initial payment of $1,000
     n    =    Number of years

     Each Fund computes its cumulative total return separately for its share classes by determining the cumulative rates of return during specified periods that would equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class, according to the following formula:

Where:                   T = ERV-1,000
                             1,000

Where:
     T    =    Cumulative rate of return
     ERV  =    Ending redeemable value of a hypothetical $1,000 investment made at the beginning of a period at the end of such period.

     The calculations of average annual total return and cumulative total return assume that any dividends and distributions are reinvested immediately, rather than paid to the investor in cash. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     Unlike bank deposits or other investments that pay a fixed yield or return for a stated period of time, the return for each Fund will fluctuate from time to time and does not provide a basis for determining future returns. Average annual total return is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses.

     Average annual total return is calculated separately for Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are subject to different fees and expenses and may have different performance for the same period.

     The cumulative return of the Barr Rosenberg Market Neutral Fund for the period ended March 31, 1998 is as follows:

                                                             Inception Date
                                   Inception Date              to 3/31/98
Investor Shares                       12/16/97                     ____%
Institutional Shares                  12/16/97                     ____%

     PERFORMANCE COMPARISONS. Investors may judge the performance of the Funds by comparing them to the performance of other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, MORNINGSTAR, INC., IBBOTSON ASSOCIATES, CDA/WIESENBERGER, THE NEW YORK TIMES, BUSINESS WEEK, U.S.A. TODAY, INSTITUTIONAL INVESTOR and other periodicals.
In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Funds may also include in advertisements and reports to shareholders information discussing the performance of the Manager in comparison to other investment advisers and to other institutions.

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in a Fund. The Trust may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of a Fund.

                  DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     As more fully described in the Prospectus, the Trust is a diversified open-end series investment company organized as a Massachusetts business trust. A copy of the Agreement and Declaration of Trust of the Trust, as amended (the "Declaration of Trust"), is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year of the Trust ends on March
31. The Trust changed its name to "Barr Rosenberg Series Trust" from "Rosenberg Series Trust" on August 5, 1996.

     Interests in the Trust's portfolios are currently represented by shares of five series, the Barr Rosenberg Market Neutral Fund, Barr Rosenberg Double Alpha Market Fund, U.S. Small Capitalization Series, International Small Capitalization Series and Japan Series, issued pursuant to the Declaration of Trust. The rights of shareholders and powers of the Trustees of the Trust with respect to such shares are described in the Prospectus.

     As described in the Prospectus, each Fund is further divided into two classes of shares designated as Institutional Shares and Investor Shares. Each class of shares of each Fund represents interests in the assets of the Fund and has identical dividend, liquidation and other rights and the same terms and conditions except that expenses, if any, related to the distribution and shareholder servicing of a particular class are borne solely by such class and each class may, at the discretion of the Trustees of the Trust, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

     VOTING RIGHTS. Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders will vote by individual Fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in any fundamental policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund.

     Each class of shares of each Fund has identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan applicable to that class. All classes of shares of a Fund will vote together, except with respect to any distribution or servicing plan applicable to a class or when a class vote is required as specified above or otherwise by the 1940 Act.

     There will normally be no meetings of shareholders for the purpose of electing Trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series, sub-series or classes of shares of any series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

     SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides for indemnification by the Trust of the Trustees and the officers of the Trust against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that such Trustees are liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In addition, the Manager has agreed to indemnify each Trustee who is not "an interested person" of the Trust to the maximum extent permitted by the 1940 Act against any liabilities arising by reason of such Trustee's status as a Trustee of the Trust.

     OWNERS OF 5% OR MORE OF A FUND'S SHARES. The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the Barr Rosenberg Market Neutral Fund as of July __, 1998:

               Name and Address        Percentage Ownership
                   of Owner                of the Fund


     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially and of record 5% or more of the outstanding shares of the Barr Rosenberg Double Alpha Market Fund as of July __, 1998:

               Name and Address        Percentage Ownership
                   of Owner                of the Fund

     The officers and trustees of the Trust, as a group, own less than 1% of any class of outstanding shares of the Trust.

                          DETERMINATION OF NET ASSET VALUE

     As indicated in the Prospectus, the net asset value of each Fund share is determined on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Christmas Day, New Year's Day, Martin Luther King's Day, President's Day, Good Friday and Memorial Day, Independence Day (observed), Labor Day and Thanksgiving Day.

     Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees of the Trust or by persons acting at their direction.

                         PURCHASE AND REDEMPTION OF SHARES

     The procedures for purchasing shares of each of the Funds and for determining the offering price of such shares are described in the Prospectus. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of (i) $250,000 or (ii) 1% of the total net asset value of the Trust at the beginning of such period. The procedures for redeeming shares of each of the Funds are described in the Prospectus.

                                 FINANCIAL STATEMENTS

     The Report of Independent Accountants, financial highlights and financial statements of the Funds included in their Annual Report for the period ended March 31, 1998 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to Barr Rosenberg Series Trust, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning 1-800-447-3332.

     The financial statements incorporated by reference into this Statement of Additional Information have been audited by Price Waterhouse LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

                                     APPENDIX I

     THE FOLLOWING INFORMATION ON PAGES A-1 THROUGH A-104 PERTAINS PRIMARILY TO THE PERFORMANCE OF PRIVATE ACCOUNTS MANAGED BY ROSENBERG INSTITUTIONAL EQUITY MANAGEMENT, THE TRUST'S INVESTMENT ADVISER, WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE BARR ROSENBERG MARKET NEUTRAL FUND. THIS INFORMATION DOES NOT REPRESENT ACTUAL PERFORMANCE OF THE BARR ROSENBERG MARKET NEUTRAL FUND NOR IS IT INDICATIVE OF FUTURE PERFORMANCE. PLEASE REFER TO THE PROSPECTUS FOR INFORMATION ABOUT THE DIFFERENCES BETWEEN SUCH PRIVATE ACCOUNTS AND THE BARR ROSENBERG MARKET NEUTRAL FUND.

     CERTAIN TERMS THAT ARE INITIALLY CAPITALIZED IN THIS APPENDIX ARE DEFINED IN THE GLOSSARY. PLEASE READ THE GLOSSARY CAREFULLY.

SELECTED HIGHLIGHTS

                              BACKGROUND ON RIEM (1)

/ / Barr M. Rosenberg (2) -- over 25 years' experience in developing valuation and risk models

/ /  Quantitative (3) investment approach

/ /  Over $5 billion in assets under management

/ /  Founded in 1985

/ /  Offices in Orinda (CA), London, Tokyo and Singapore

---------------------

     (1) Rosenberg Institutional Equity Management, the investment advisor to the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund, is referred to herein as "RIEM," "Rosenberg" or the "Manager."

     (2) Barr M. Rosenberg is Managing General Partner and Chief Investment Officer of RIEM.

     (3) Certain terms that are initially capitalized are defined in the Glossary. Please read the Glossary carefully.

                  POTENTIAL BENEFITS OF A MARKET NEUTRAL STRATEGY

MARKET NEUTRAL (4)

/ /  Potential for:
     -    higher return as a substitute for fixed income
     -    positive return even in down equity markets
     -    superior Risk/return trade-off

/ /  Portable Alpha (use of futures provides exposure to any asset class)

EQUITIZED MARKET NEUTRAL

/ /  Alternative to core (large stock) manager:

     - Benefits from valuation inefficiencies by stock selection throughout all capitalization sectors


---------------------

     (4) Certain terms that are initially capitalized in this Appendix are defined in the Glossary. Please read the Glossary carefully.

                              WHAT IS MARKET NEUTRAL?


/ / An investment strategy that seeks superior (5) performance by simultaneously combining and balancing a Long and a Short component while neutralizing the impact of the stock market.

     -    Stocks that are purchased comprise the Long component.

     -    Stocks that are borrowed and then sold comprise the Short component.

---------------------

(5) Superior performance relative to an appropriate Benchmark. T-bills are a common Benchmark for Market Neutral strategies.

                            KEY FEATURES OF MARKET NEUTRAL

/ / Simultaneously combines Long and Short components of equivalent dollar value

/ / Returns come from the differential performance between the Long and Short components

/ /  Returns are not tied to overall stock market performance

/ /  Returns driven by stock selection

                                      EXAMPLE

Assumptions:   $100 million invested in portfolio
               Long component outperforms Short component by 10%(6)

/ /  Market up 15%
     -    Fund's Long component up by 20%
     -    Fund's Short component up only 10%

     Long component plus gains               =    $   120 million
     Short component's increased liability   =    $ - 110 million
                                                  $    10 million increase
                                                       in net portfolio value
                                                       (plus interest on cash)

/ /   Market down 15%
     -    Fund's Long component down only 10%
     -    Fund's Short component down 20%

     Long component minus losses             =    $    90 million
     Short component's decreased liability   =    $-   80 million
                                                  $    10 million increase
                                                       in net portfolio value
                                                       (plus interest on cash)

---------------------

     (6) This example shows the results if the Long component outperforms the Short component by 10%. However, if the Short component outperformed the Long component by 10%, the portfolio in this example would lose $10 million in value (less the interest on cash).

                         ROSENBERG MARKET NEUTRAL STRATEGY
                      PORTFOLIO CHARACTERISTICS AS OF 12/31/97


/ /  390 Long Positions

/ /  509 Short positions

/ /   Largest 10 Long Positions represent 11.1% of the portfolio

/ /  Largest 10 Short positions represent 9.2% of the portfolio

/ /  Average annual turnover for last 3 years for Longs: 133%(7)

/ /  Average annual turnover for last 3 years for Shorts: 85%


---------------------

(7) Average annual turnover is the annual average of the lesser of purchases or sales for the portfolio as a percentage of the monthly average value of the portfolio for 1995 through 1997.

               RETURN VS.  RISK FOR SELECTED INVESTMENT ALTERNATIVES
                                     1926 -1997
                               (ROSENBERG 3/89 -1997)

                                                                            STANDARD DEVIATION
                                                             ANNUALIZED         ANNUALIZED
                                                             RETURN (%)         RETURN (%)
U.S. Large Company Stocks (8) (1926 - 1997)                    11.0               20.3

U.S. Small Company Stocks (1926 - 1997)                        12.6               33.9

Long-Term Corporate Bonds (1926 - 1997)                         5.7                8.7

Long-Term Government Bonds (1926 - 1997)                        5.2                9.2

Intermediate-Term Government Bonds (1926 - 1997)                5.2                5.7

U.S. Treasury Bills (1926 - 1997)                               3.8                3.2

Rosenberg Market Neutral Strategy (9) (inception 3/89 - 1997)   8.3                5.3


---------------------

(8) The performance of these asset classes over the last 5 years has, in some cases, been significantly different from the long-term performance quoted in this exhibit. See page A-11.

(9)   See Glossary.

RETURN VS.  RISK FOR SELECTED INVESTMENT ALTERNATIVES NOTES

Return: Annualized total return of standard asset classes and Rosenberg's Market Neutral Strategy. Stock, bond and T-Bill information is based on historical data from 1926 - 1997:

-    U.S. LARGE COMPANY STOCKS: total return of the S&P 500 Index.

- U.S. SMALL COMPANY STOCKS: 1926 - 1981 based on historical series developed by Professor Rolf W. Banz composed of the fifth quintile of the New York Stock Exchange (NYSE), rebalanced every five years. 1982 - 1997 based on the total return of the Dimensional Fund Advisors (DFA) Small Company 9/10 Fund, a market-value-weighted index of the ninth and tenth deciles (fifth quintile) of the NYSE, the American Stock Exchange, and the over-the-counter (OTC) market.

- LONG-TERM CORPORATE BONDS: 1926 - 1945 based on Standard & Poor's High-Grade Corporate Composite Yield, assuming a 4 percent coupon and 20-year maturity. 1946 - 1968 based on backdating of Salomon Brother's Long-Term High-Grade Corporate Bond Index using similar methodology to the 1969 - 1996 period. 1969 - 1997 based on Salomon Brothers Long-Term High-Grade Corporate Bond Index.

- LONG-TERM GOVERNMENT BONDS: 1926 - 1976 based on total returns for long-term government bonds obtained from the Center for Research in Security Prices (CRSP) at the University of Chicago Graduate School of Business. 1977 - 1997 based on total returns on long-term government bonds constructed with data from the WALL STREET JOURNAL.

- INTERMEDIATE-TERM GOVERNMENT BONDS: 1926 - 1933 based on estimates of five-year bond Yields from Thomas S. Coleman, Lawrence Fisher, and Roger G. Ibbotson, HISTORICAL U.S. TREASURY YIELD CURVES: 1926 - 1992. 1934 - 1986 based on total returns for intermediate-term government bonds obtained from CRSP at the University of Chicago. 1987 - 1997 based on total returns on intermediate-term government bonds calculated from data from the WALL STREET JOURNAL.

- U.S. TREASURY BILLS: 1926 - 1976 based on data from CRSP at the University of Chicago. 1977 - 1997 based on data from the WALL STREET JOURNAL.

- Return for the Rosenberg Market Neutral Strategy is the annualized total return from inception in March 1989 through December 1997.

     Risk: The Standard Deviation of the annualized total returns of the data series described above measured over the time periods described above. Standard Deviation is a measure of the dispersion of returns around an average or expected value and is a common measure of Risk. See page A-42.




                    PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                 RETURN VS. RISK FOR SELECTED INVESTMENT ALTERNATIVES
                                     (1993 -1997)


                                                             STANDARD DEVIATION
                                                ANNUALIZED     OF ANNUALIZED
                                                RETURN (%)       RETURN (%)
U.S. Large Company Stocks                         20.2             15.3

U.S. Small Company Stocks                         19.4             11.3

Long-Term Corporate Bonds                         9.1              12.3

Long-Term Government Bonds                        10.5             15.8

Intermediate-Term Government Bonds                6.4               8.5

U.S. Treasury Bills                               4.6               1.1

Rosenberg Market Neutral Strategy                 13.4              5.7



             RETURN VS. RISK FOR SELECTED INVESTMENT ALTERNATIVES NOTES

Returns: Annualized total return of the data series described in a previous exhibit (page A-10) measured over the period from January 1, 1993 through December 1997.

Risk: The annualized Standard Deviation of the monthly total returns of the data series described in a previous exhibit (page A-10) over the period from January 1, 1993 through December 1997.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                                 COMPONENTS OF RISK
               UNITS OF VARIANCE (%2) AND AS PERCENTAGE OF TOTAL RISK


                                                                                           ROSENBERG
                                     TYPICAL              TYPICAL INSTITUTIONAL          MARKET NEUTRAL
                                INDIVIDUAL STOCK (10)      STOCK PORTFOLIO (11)      STRATEGY PORTFOLIO (12)

                               VARIANCE    TOTAL RISK     VARIANCE    TOTAL RISK     VARIANCE    TOTAL RISK
Residual Specific Risk           174.8         40%          7.3            5%           9.8          20%
Residual Common Factor Risk      131.1         30%          7.3            5%          39.2          80%
Systematic Risk                  131.1         30%        131.1           90%           0.0           0%





---------------------

(10) Source: The reported total Variance for a Typical Individual Stock is the average annual Variance of the stocks in the S&P 500 Index for the period January 1993 through December 1997 as calculated by Rosenberg Institutional Equity Management. The percentage of total Variance for each component of Risk is from BARRA, THE UNITED STATES EQUITY MODEL HANDBOOK, 1995.

(11)   Source: BARRA, THE UNITED STATES EQUITY MODEL HANDBOOK, 1995

(12) For illustrative purposes the expected Standard Deviation (total Risk) for the Rosenberg Market Neutral Strategy Portfolio is assumed to be 7% (See page A-22 for historical results.) Actual results may differ. Other Market Neutral strategies may have different levels of expected Standard Deviation.

                               COMPONENTS OF RISK NOTES


Risk, as measured by the Variance of returns, can be broken up into several components. The components of Risk displayed in this chart are:

RESIDUAL SPECIFIC RISK: Risk arising from attributes that are unique to a specific company (E.G., company management.)

RESIDUAL COMMON FACTOR: Risk common to a group of stocks, but not to the overall market (E.G., industry Risk.)

SYSTEMATIC RISK: Risk common to all stocks (E.G., changes in the general economy.)

The Risk for an individual stock is comprised of Residual Specific Risk, Residual Common Factor Risk and Systematic Risk. By combining individual stocks into a diversified portfolio, total Risk can be greatly reduced by largely eliminating Residual Specific Risk and Residual Common Factor Risks. Thus, the Risk in a diversified portfolio comes primarily from Systematic Risk. In a Market Neutral portfolio like Rosenberg's, total Risk can be reduced even further by forming Long and Short portfolios with offsetting levels of Systematic Risk. With offsetting levels of Systematic Risk, the combined Long-Short portfolio should contain almost no Systematic Risk. The Risk left in a Market Neutral portfolio like Rosenberg's will be comprised of Residual Common Factor Risk (the net exposure to these common factors will not always be exactly zero) and a small amount of Residual Specific Risk.

                                   SELECTED RISKS

/ /  Mis-matching Long/Short components

/ /  Short selling

/ /  Mis-measurement of Beta

/ /  Poor stock selection

                     RISK OF MIS-MATCHING LONG/SHORT COMPONENTS

/ / It is unlikely that there will ever be a perfect Hedge. Unlike matter and anti-matter, there is not Stock A and anti-Stock A.

/ / There is a technique known as pair-wise Hedging, generally implemented along industry lines: E.G., General Motors is bought and Chrysler is sold Short. However, it is rare for two paired stocks to effectively Hedge all factors of Risk. Most stocks have exposures to a number of different Risk characteristics.

/ / A manager will intentionally accept a certain amount of Risk in order to exploit the opportunities that arise from the identification of overvalued and undervalued stocks.

/ /   The key is, at the portfolio level, to be aware of the active Risk and balance it against the opportunities for superior performance.

                     INDUSTRY DIVERSIFICATION: SHORTS VS. LONGS

                    ROSENBERG MARKET NEUTRAL STRATEGY PORTFOLIO


                            SHORT POSITION          LONG POSITION
                        % OF PORTFOLIO VALUE    % OF PORTFOLIO VALUE     NET EXPOSURE*
Aluminum                       0.15                   0.90                   0.75
Iron and Steel                 1.28                   2.25                   0.97
Precious Metals                2.09                   0.01                  -2.08
Misc. Mining, Metals           1.12                   0.55                  -0.57
Coal & Uranium                 0.35                   0.04                  -0.31
International Oil              0.00                   0.00                   0.00
Dom Petroleum Reserves         3.18                   0.67                  -2.51
For Petroleum Reserves         0.12                   0.00                  -0.12
Oil Refining, Distribution     0.79                   0.11                  -0.68
Oil Service                    0.37                   2.44                   2.07
Forest Products                1.11                   0.87                  -0.24
Paper                          1.47                   0.73                  -0.74
Agriculture, Food              1.55                   1.89                   0.34
Beverages                      0.07                   0.00                  -0.07
Liquor                         0.00                   0.71                   0.71
Tobacco                        0.00                   0.00                   0.00
Construction                   2.04                   3.48                   1.44
Chemicals                      3.63                   1.51                  -2.12
Tire & Rubber                  0.27                   0.44                   0.17
Containers                     0.14                   0.72                   0.58
Producers Goods                6.71                   7.35                   0.64
Pollution Control              0.01                   0.64                   0.63
Electronics                    4.95                   7.09                   2.14
Aerospace                      0.10                   0.48                   0.38
Business Machines              3.00                   4.49                   1.49
Soaps, Houseware               0.42                   1.34                   0.92
Cosmetics                      0.06                   0.24                   0.18
Apparel, Textiles              2.22                   1.75                  -0.47
Photographic, Optical          0.22                   0.24                   0.02
Consumer Durables              1.81                   1.19                  -0.62
Motor Vehicles                 1.86                   3.91                   2.05
Leisure, Luxury                3.11                   0.87                  -2.24
Health Care (Non-Drug)         4.26                   6.14                   1.88
Drugs, Medicine                5.15                   1.86                  -3.29
Publishing                     1.31                   1.52                   0.21
Media                          3.92                   2.10                  -1.82
Hotels, Restaurants            1.18                   3.79                   2.61
Trucking, Freight              0.52                   1.87                   1.35
Railroads, Transit             1.12                   0.13                  -0.99
Air Transport                  0.46                   2.04                   1.58
Transport by Water             0.77                   0.39                  -0.38
Retail (Food)                  0.81                   0.27                  -0.54
Retail (All Other)             3.56                   4.89                   1.33
Telephone, Telegraph           2.92                   1.48                  -1.44

Electric Utilities             6.33                   1.92                  -4.41
Gas Utilities                  0.71                   0.27                  -0.44
Banks                          0.98                   1.82                   0.84
Thrift Institutions            1.75                   2.02                   0.27
Misc. Finance                  2.24                   1.71                  -0.53
Life Insurance                 0.23                   0.46                   0.23
Other Insurance                2.16                   1.21                  -0.95
Real Property                  3.21                   4.32                   1.11
Mortgage Financing             0.97                   0.04                  -0.93
Services                      10.57                  12.52                   1.95
Miscellaneous                  0.42                   0.10                  -0.32

Data in boxes*:
Iron and Steel Weight in Short Portfolio:          1.3%
Iron and Steel Weight in Long Portfolio:           2.3%
Total Portfolio Net Exposure to Iron and Steel:    1.0%

*         Numbers have been rounded


                     INDUSTRY DIVERSIFICATION: SHORTS VS. LONGS
                 ROSENBERG MARKET NEUTRAL STRATEGY PORTFOLIO NOTES

     One of the targets for Rosenberg's market neutral portfolios is to have offsetting industry exposures in the Long and Short portfolio components.
The chart shows the industry positions of the Long and Short components of Barr Rosenberg Market Neutral Strategy Portfolio as of December 31, 1997.
The composite portfolio's Long Position in each industry is shown in the bars extending to the right and the Short position in the bars extending to the left. The net industry exposure of the portfolio (the Long Position less the Short position) is shown by the yellow dot. For example, in Iron and Steel stocks, the portfolio has a 1.3% Short and a 2.3% Long Position, for a net exposure to the Iron and Steel industry of +1.0%. The net exposure to an industry is expected to be on average, over time, close to zero, but at any given point the net exposure typically can range from (plus or minus) 5%. This non-zero net industry exposure is the result of the Manager making decisions about the trade-off between the potential return from an individual stock and the Risk of creating a portfolio net exposure to an industry.

     Example of offsetting industry exposures: part of the Long Position in trucking, freight is offset by the Short position in railroads, transit.

                          ACTIVE EXPOSURE TO RISK INDEXES

                                ACTIVE EXPOSURE
Variability in Markets             - 0.14
Success                              0.79
Size                                 0.13
Trading Activity                   - 0.07
Growth                             - 0.43
Earnings/Price                       0.88
Book/Price                           0.52
Earnings Variation                 - 0.19
Financial Leverage                 - 0.35
Foreign Income                       0.20
Labor Intensity                      0.34
Yield                              - 0.01

ACTIVE EXPOSURE TO RISK INDEXES NOTES

Risk Indexes, also called common factors of Risk, are Risks that are common to a group of stocks, but not the overall market. This chart uses 12 of the widely used BARRA Risk factors (see below for definitions). Since the components of the Risk factors are measured in different units, one must use a standardized measure to allow the components to be aggregated into a single Risk factor measure. This standardized measure is the Standard Deviation of the individual components measured relative to a universe of large capitalization stocks. The active exposures shown in this chart represent the number of Standard Deviation units by which the Rosenberg Market Neutral Strategy's exposures to Risk factors differs from zero. For a given Risk factor, if the bar is to the right (left), Rosenberg has an exposure greater
(less) than zero. The chart displays the active exposure to Risk factors as of December 31, 1997 for Rosenberg Market Neutral Strategy.

Definitions of Risk Indexes (13): (See page A-93 for descriptors used in Risk Indexes)

VARIABILITY IN MARKETS: The Risk of a company as perceived by the market. If the market was completely efficient, then all information on the state of the company would be reflected in the stock price. In this measure historical prices and other market variables are used in an attempt to reconstruct the state of the company. The descriptors include historical measures of Beta and residual Risk and various liquidity measures.

SUCCESS: How successful has the company been, and how does the market value the company? If investors are optimistic about future prospects and the company has been successful in the past, then the implication is that the firm is sound and that future Risk is likely to be lower. The descriptors of success include: relative strength, historical Alpha, recent earnings change, IBES earnings increase, dividend cuts (five years), growth in earnings per share.

SIZE: A size index based on assets and capitalization. The descriptors of size include: capitalization, total assets and indicators of earnings history.

TRADING ACTIVITY: Indicators of share turnover. The descriptors include: share turnover for several time periods, common stock price, number of IBES analysts covering the company and trading volume/Variance.

GROWTH: To the extent that a company attempts to provide returns to stockholders by an aggressive growth strategy requiring the initiation of new projects with uncertain cash flows (rather than the more stable cash flows from existing operations) the company is likely to be more Risky. The descriptors of growth include: growth in assets, payout and dividend policy, earnings-to-price ratio and earnings and capital structure change.

EARNINGS/PRICE: The current, trailing five-year, and IBES analysts forecasted earnings-to-price ratio.

BOOK/PRICE: The current book-to-price ratio.

EARNINGS VARIATION: A measure of the unpredictable variation in earnings over time. The descriptors include: Variance of earnings and cash flows, Standard Deviation of IBES earnings forecasts divided by price and extraordinary items.

---------------------

(13) Rudd, Andrew and Clasing Jr., Henry K., MODERN PORTFOLIO THEORY: THE PRINCIPLES OF INVESTMENT MANAGEMENT, pp. 112-113, 1988.

Rosenberg, Barr, Kenneth Reid and Ronald Lanstein, "Persuasive Evidence of Market Inefficiency," The Journal of Portfolio Management, Spring 1985, pp. 9-16.
BARRA literature

FINANCIAL LEVERAGE: The more highly leveraged the financial structure, the greater the Risk to common shareholders. The descriptors include: debt-to-asset ratio, book value of leverage, interest rate sensitivity.

FOREIGN INCOME: A measure of the dependency of a company to exports as indicated by the level of foreign operating income.

LABOR INTENSITY: A measure of the mix of capital and labor used by a company. The descriptors include: net plant and equipment, inflation adjusted plant and equipment and labor share.

YIELD: A prediction of a company's common stock dividend Yield.

                    ROSENBERG MARKET NEUTRAL STRATEGY RISK (14)

                           ANNUAL STANDARD DEVIATION

     From Inception (3/89 - 12/97)           =    5.27%
     Last Five Years (12/92 - 12/97)         =    5.70%
     Last Three Years (12/94 - 12/97)        =    6.57%



                 RANGE OF TOTAL RETURN OVER MOVING 12-MONTH PERIODS

                   ROSENBERG       T-BILL            DATE RANGE
     Lowest         -2.87%         8.03%          Sept 89  - Aug 90
     Highest        28.10%         5.14%          Jan 96   - Dec 96


                    PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.



---------------------

(14) The two measures of the Risk of Rosenberg's Market Neutral Strategy used in this exhibit are the Standard Deviation of the monthly total returns of the Rosenberg Market Neutral Strategy and the range of total return measured over moving 12-month periods. First, the annual Standard Deviation of the monthly total return of Rosenberg's Market Neutral Strategy is shown for the period from the inception of the Strategy in March 1989 through December 1997 and for the three- and five-year periods ending December 1997. In addition, the lowest and highest total returns of the Rosenberg Market Neutral Strategy in any moving 12-month period from the inception of the Strategy in March 1989 through December 1997 is shown along with the T-bill return for the corresponding periods.

                               RISKS OF SHORT SELLING


PROBLEMS

/ /  No supply for a particular stock

/ /  Short Execution hindered by chaotic market

/ /  Short Squeeze

SOLUTIONS

/ / Have many stock positions and no large single positions. Restrict Shorts to those stocks where the Prime Broker is confident that they are available.

/ / Have a well-diversified Short portfolio already in place. Use an Optimization process which permits flexibility in substituting stocks for the Short portfolio, depending on what is available. Be able to respond real time.

/ /  Monitor supply of stock available and outstanding Short sales.

                             ROSENBERG EXPERIENCE (15)




/ / Stocks with ample supply: average list of Short candidates from Rosenberg's Prime Broker is over 4,000 stocks (16)

/ /  Rosenberg's largest Short position: about 1.1% of Short portfolio
     (17)

/ /  Rosenberg's typical Short position: 1/4 of 1% of Short portfolio
     (18)

/ / In almost 9 years of Rosenberg managing market neutral portfolios, the largest percentage appreciation of any Short position was 406% relative to the market. This position represented less than 0.18% of the portfolio's net asset value. The negative impact to total return was less than 0.75%.


---------------------
(15)   Based on Rosenberg Market Neutral Strategy.

(16)   As of 12/31/97.

(17)   As of 12/31/97.

(18)   As of 12/31/97.

                          RISK OF MIS-MEASUREMENT OF BETA

/ /  Beta is an estimate or measure of Systematic Risk or market-related Risk.

/ / Systematic Risk for an individual stock is usually about 30% of the stock's total Risk. Beta only measures this 30% of the Risk.

/ / 70% of the Risk of an individual stock is Residual Specific Risk and Residual Common Factor Risk, which can be diversified away. To the extent that Risk is diversified away, Beta will typically measure over 90% of the Risk of a portfolio.

/ / Because the measurement of Beta is only an estimate, there will be differences in the quality - and hence the accuracy - of estimates of Beta.

                         MEASURING A STOCK'S EX ANTE BETA

TYPICAL METHOD:

     / /  Regression based on most recent 60 months of returns.

ROSENBERG METHOD:

     / /  Based on the company's current composition across various industries.

     / / Use 13 Risk measures (E.G., book/price, financial leverage, foreign income) and 38 industries to calculate each factor's contribution to the stock's expected Beta.

                                 ROSENBERG RESULTS

/ / Rosenberg's Market Neutral Strategy has had an (ex post) Beta relative to the S&P 500 from inception (3/89) through 12/97 of -0.09.

/ / Average Beta relative to the S&P 500 measured over rolling 24-month periods is -0.08 with a Standard Deviation of 0.15.

                              ROSENBERG RESULTS NOTES

     Beta is a measure of the changes in an asset's return in relation to changes in the return of a broad portfolio of assets or the "market." In this exhibit, the Beta of Rosenberg's Market Neutral Strategy is measured relative to the S&P 500 Index. The historical Beta of the Rosenberg Market Neutral Strategy from its inception in March 1989 through December 1997 was measured. In addition, the Beta of the Rosenberg Market Neutral Strategy over rolling 24-month periods was measured. In both cases, the measured Beta was not statistically different from zero, indicating that the Rosenberg Market Neutral Strategy has historically had almost no exposure to the equity market (as measured by the S&P 500.) For a strategy to have a Beta of zero indicates that the return of the market, either positive or negative, has no impact on the returns of that strategy.

                            RISK OF POOR STOCK SELECTION


PROBLEMS

/ /  Failure to distinguish between overvalued and undervalued stocks.

/ / Worse still, what if the Longs don't appreciate as much as the Shorts? Or the longs decrease in value more than the shorts?

/ / Does the size of Short portfolios under management justify a comparable effort to the Long portfolios under management given the relative assets of each? Are Shorts a natural by-product of manager's analysis? (See footnote
     48)

SOLUTION

/ / Analysis of manager's investment process and logic as well as empirical evidence to validate it.

                           BATTING AVERAGE BY ALPHA BUCKET


     SHORT AND LONG POSITIONS GROUPED BY ALPHA    PERCENT CORRECT
Most Negative                                          69.7%
                                                       63.1%
                                                       57.5%
                                                       53.7%
                                                       52.1%
                                                       50.8%
                                                       53.4%
                                                       55.6%
                                                       57.6%
                                                       60.9%

Most Positive                                          66.6%

Overall Batting Average:                               57.3%


                       BATTING AVERAGE BY ALPHA BUCKET NOTES

     The batting average methodology is designed to evaluate the predictive power of the Rosenberg models. The idea is to determine whether securities that Rosenberg predicted would outperform actually outperformed over the subsequent 12 months and whether securities that Rosenberg predicted would underperform actually underperformed over the subsequent 12 months. A correct classification in each of these cases is considered a hit. For each month since April 1, 1993, Rosenberg computed the percent of predictions that were hits. The average of this percentage for the period April 1, 1993 through December 31, 1997 is then computed and presented in the batting average exhibit.

     In order to do this analysis, Rosenberg divided securities into 5 capitalization groups. The following analysis was performed for each capitalization group. Rosenberg ranked securities according to the output of the models from those Rosenberg expected to perform the best to those Rosenberg expected to perform the worst. Then, the securities in the top half of this ranked list were compared to the ranked list of subsequent returns for each security. If a security fell in the top half of both the predicted list and subsequent return list, then it was a hit. If a security fell in the bottom half of each list, then it was also a hit. Rosenberg included in the analysis all securities for which there was data as of the beginning of the month to produce results that were free of Survivorship Bias.

                        SOURCES OF RETURN OF MARKET NEUTRAL

          PORTFOLIO    +    T-BILLS   =    TOTAL RETURN

     Gain when market         Interest return
     goes up

     Long Component      Short Component  +  T-Bills on Short    =  TOTAL RETURN
     (Undervalued        (Overvalued         Proceeds
     Stock Selection)    Stock Selection)

                         Gains when market   Interest return
                         Goes down

               ROSENBERG MARKET NEUTRAL STRATEGY PERFORMANCE SUMMARY

           AVERAGE ANNUAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 1997

                                    ONE      THREE      FIVE          5YEAR

                                   YEAR      YEARS     YEARS     TRACKING ERROR(19)
Rosenberg (20)                    13.76%    17.05%    13.75%

90 Day T-bill                      5.28%     5.33%     4.61%

Alpha or Value Added (21)          8.56%    11.71%     9.14%       5.7%


                    PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.

              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.



---------------------

(19) Tracking Error is a measure of the volatility of the Alpha or value added. Specifically, it is the annual standard deviation of the Alpha or value added for the 5-year period ending December 31, 1997.

(20)  The Rosenberg Market Neutral Strategy.

(21) Alpha, or value added is the difference between the Rosenberg Market Neutral Strategy's performance and the return on a 90-day T-bill for the specified time period.

                      MARKET PERFORMANCE - UP AND DOWN MONTHS

                                        ROSENBERG MARKET              MARKET
                                    NEUTRAL STRATEGY RETURN (22)      RETURN

/ /  Average Monthly Return in Up Markets    .64%                      3.23%
     (3/89 - 12/97)

/ /  Average Monthly Return in Down Markets  .77%                     -2.67%
     (3/89 - 12/97)




                   PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.

              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.



---------------------

(22) The exhibit reports the average monthly performance of Rosenberg's Market Neutral Strategy. Months where the return on the S&P 500 Index was greater than zero are up markets and months where the return on the S&P 500 Index was less than zero are down markets. The period covers March 1989 to December 31, 1997. Out of the 106 months in this time period there were 74 "up" months and 32 "down" months.

                   WHAT HAPPENED TO THE ROSENBERG MARKET NEUTRAL
                             STRATEGY IN OCTOBER 1997?

/ /  On October 27, 1997

     -    S&P 500 was down: -6.9%
     -    Russell 2000 (23)was down: -6.1%
     -    Rosenberg Market Neutral Strategy was up: +0.29%

/ /  Between October 22, 1997 - October 27, 1997

     -    S&P 500 was down: -9.8%
     -    Russell 2000 was down: -8.4%
     -    Rosenberg Market Neutral Strategy was up: +0.91%

/ /  Between October 1, 1997 - October 31, 1997

     -    S&P 500 was down: -3.3%
     -    Russell 2000 was down: -4.4%
     -    Rosenberg Market Neutral Strategy was up: +2.0%



                   PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.

              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.


---------------------

(23) The Russell 2000 is an index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

                WHY IS ROSENBERG QUALIFIED TO MANAGE MARKET NEUTRAL?

     / /  Risk control capability

     / /  Stock selection skill

          -    Both overvalued and undervalued stocks

     / /  Ability to Short

     / /  Experience

     / /  Capacity

                     ROSENBERG MARKET NEUTRAL STRATEGY PROFILE

                                 DECEMBER 31, 1997



ASSET CLASS BENCHMARK COMPARISONS:

                                             PERFORMANCE (24)          STANDARD      SHARPE
                                         1 YR.     3 YR.     5 YR.     DEVIATIO    RATIO (25)
ROSENBERG MARKET NEUTRAL STRATEGY        13.76     17.05     13.75      5.7 (26)      1.60
INTERMEDIATE-TERM GOVERNMENT BONDS        8.38      8.93      6.40      8.5 (27)      0.21
90-DAY T-BILL                             5.28      5.33      4.61      1.1 (28)       NA

Beta                                     -0.09 (29)


Morningstar Asset Classification (30):   Domestic Hybrid

Designated Benchmark:                                               90 Day T-bills

Expense Ratio                                                                         2.00% (Institutional Shares)
(SEE PROSPECTUS FOR MORE DETAIL):

                       PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.



---------------------

(24) See page A-32.

(25) The Sharpe Ratio is the difference between an investment portfolio's return and the risk free return divided by the standard deviation of the investment portfolio's returns. This is for the period 1993 - 1997.

(26) See page A-22.

(27) For the period 1993 - 1997.  See page A-42 for detail.

(28) For the period 1993 - 1997.  See page A-42 for detail.

(29) See page A-27.

(30) Morningstar Asset Classification: A Mutual fund rating and information service. The classification of "domestic Hybrid" is defined by Morningstar as a portfolio which has stock holdings comprising more than 20% of the portfolio's value but less than 70%.

                  POTENTIAL BENEFITS OF ROSENBERG MARKET NEUTRAL

- Returns do not depend on the systematic returns of the underlying asset class
     -    Potential to provide positive excess return even during down markets

-    More flexibility for plan sponsor/client
     - Pay only for active decisions not diversification or general market appreciation
     - Insights of overvaluation can be exploited as well as insights of undervaluation
     -    Can Equitize to create custom systematic exposure (Portable Alpha)

-    Large selection universe allows for more effective Risk control
     - Ability to identify Long and Short stocks is natural result of Rosenberg valuation process

-    Potential for superior risk/return trade-off
     - Substantial Sharpe Ratio and negligible Correlation with other asset classes
     -    May improve portfolio risk/return profile (all Risk is diversifiable
          Risk)

-    Significant capacity
     -    Large number of issues held
     -    Capitalization-graduated investment weightings
     -    Accommodative Trading

                      INTRODUCTION TO MARKET NEUTRAL INVESTING

                                   FOUR CONCEPTS

1. Short Sale: Borrow a stock with the agreement to return it in the future, thereby creating a liability. Sell the borrowed stock now, expecting to buy it back to return to the lender at a lower price in the future. The liability is the cost of buying the stock to return it to the lender. Thus the amount of the liability fluctuates with the price of the stock.

2. Beta: A measure of the volatility of a stock or portfolio relative to the movements in the overall market as measured by some index (E.G., S&P 500).

3. Alpha: The excess return earned on a stock or portfolio above the return one would have expected given the level of Risk of the stock or portfolio.
It is a measure of how much value, if any, a portfolio manager has added due to his skill.

4. Risk: A common measure of Risk is Variance. The larger the range of possible outcomes, the larger will be the value of the Variance. An investment with a zero Variance will have no Risk - there is only one possible outcome. The Standard Deviation is the square root of the Variance. It is a useful measure because 2/3 of the outcomes should fall within plus/minus one Standard Deviation. 95% of the outcomes should fall within plus/minus two Standard Deviations.

                                      EXAMPLE

Assumptions: $100 million invested in portfolio Long component outperforms Short component by 10%(31)


     - Market up 15%
     Because of skill, manager's Long component outperforms market and is up by 20%
     Because of skill, manager's Short component underperforms market and is up only 10%
     Value of Long portfolio = $100 million + 20% x $100 million                =       $    120 million
     Value of Short portfolio (liability) = $100 million + 10% x $100 million   =       $-   110 million

                                                                                        $     10 million
                                                                                              increase in
                                                                                              net portfolio
                                                                                              value
                                                                                              (plus net
                                                                                              interest on
                                                                                              cash)

     - Market down 15%

     Because of skill, manager's Long component outperforms market and is down only 10%
     Because of skill, manager's Short component underperforms market and is down 20%
     Value of Long portfolio = $100 million - 10% x $100 million                =       $    120 million
     Value of Short portfolio (liability) = $100 million - 20% x $100 million   =       $-    10 million

                                                                                        $     10 million
                                                                                              increase
                                                                                              in net
                                                                                              portfolio
                                                                                              value
                                                                                              (plus net interest
                                                                                              on cash)


---------------------

(31) This example shows the results if the manager has stock selection skill so that the Long component outperforms the Short component by 10%. However, if the manager did not have skill so that his Short component outperformed his Long component by 10%, the portfolio in this example would lose $10 million in value (less the interest on cash).

                             MARKET NEUTRAL EXAMPLE (32)


BASIC INVESTMENT STRATEGY            IN AN UP MARKET             IN A DOWN MARKET
Invest $1 million in a              "Longs" Make Money          "Longs" Lose Money
diversified portfolio of
UNDERvalued stocks


Sell Short a $1 million             "Shorts" Lose Money         "Shorts" Make Money
diversified portfolio of
OVER-valued stocks


Invest the $1 million from the   Money market return from      Money market return from
Short sales in money market        Short sale proceeds            Short sale proceeds
instruments


BASIC INVESTMENT STRATEGY           UP MARKET SUMMARY            DOWN MARKET SUMMARY

 -1) Gain/Loss on Longs           + 1) Gain from Longs           - 1) Loss on Longs
 -2) Gain/Loss on Shorts          - 2) Loss on Shorts            + 2) Gain on Shorts
 +3) Money Market Return          + 3) Money Market Return       + 3) Money Market Return

= Total Return                    = Total Return in Up Market   = Total Return in a Down Market


---------------------

(32)  Gregory, Ken, Editor, NO LOAD FUND ANALYST, December 1997

                                 STANDARD DEVIATION

     A common measure of Risk is the Standard Deviation of return around an average annual return. This measure is calculated so that two-thirds of the outcomes are likely to fall within one Standard Deviation; 95% of the outcomes are likely to fall within 2 Standard Deviations; and 99% of the outcomes are likely to fall within 3 Standard Deviations.


                                    LONG-TERM          ANNUAL STANDARD
                                 ANNUAL STANDARD       DEVIATION FROM
ASSET                               DEVIATION       INCEPTION OF STRATEGY
                                                       (3/89-12/31/97)
S&P 500                                19%                  12.2%
T-bills                                 3%                   1.9%
Intermediate-Term Government Bonds      6%                   7.3%
Rosenberg Market Neutral Strategy       NA                   5.3%(33)


---------------------

(33) Standard Deviations of the annual total returns for the S&P 500 Index, T-bills, and Intermediate-Term Government Bonds based on data for the period 1926 through 1997. See notes on page A-10 for a detailed description of this data. Long-term annual Standard Deviation covers the period from 1926 to 1997. For Rosenberg Market Neutral Strategy for the period from inception (March 1989) through December 1997, the Standard Deviation was 5.3%. For the period 12/92 -12/97, the Standard Deviation was 5.7%. For the period 12/94 - 12/97, the Standard Deviation was 6.6%.

                    SUBSTITUTING ROSENBERG MARKET NEUTRAL STRATEGY
                       IN A U.S. CORE PORTFOLIO CAN REDUCE RISK



   COMBINED PORTFOLIO    COMBINED PORTFOLIO
    PERCENT INVESTED       ANNUAL STANDARD     ANNUAL STANDARD
     IN ROSENBERG'S       DEVIATION (S&P 500   DEVIATION (S&P
 MARKET NEUTRAL STRATEGY   AND ROSENBERG'S        500 AND            STANDARD
  OR INTERMEDIATE-TERM     MARKET NEUTRAL     INTERMEDIATE-TERM     DEVIATION OF
   GOVERNMENT BONDS          STRATEGY)        GOVERNMENT BONDS)       S&P 500
         0                    12.24               12.24               12.24
         1                    12.11               12.14               12.24
         2                    11.98               12.04               12.24
         3                    11.86               11.94               12.24
         4                    11.73               11.83               12.24
         5                    11.60               11.73               12.24
         6                    11.47               11.63               12.24
         7                    11.34               11.53               12.24
         8                    11.22               11.43               12.24
         9                    11.09               11.33               12.24
        10                    10.96               11.23               12.24
        11                    10.84               11.13               12.24
        12                    10.71               11.03               12.24
        13                    10.58               10.93               12.24
        14                    10.46               10.83               12.24
        15                    10.33               10.73               12.24
        16                    10.21               10.63               12.24
        17                    10.08               10.53               12.24
        18                     9.96               10.43               12.24
        19                     9.84               10.33               12.24
        20                     9.71               10.23               12.24
        21                     9.59               10.13               12.24
        22                     9.47               10.03               12.24
        23                     9.35                9.94               12.24
        24                     9.23                9.84               12.24
        25                     9.11                9.74               12.24
        26                     8.99                9.64               12.24
        27                     8.87                9.55               12.24
        28                     8.75                9.45               12.24
        29                     8.63                9.35               12.24
        30                     8.51                9.26               12.24
        31                     8.39                9.16               12.24
        32                     8.28                9.07               12.24
        33                     8.16                8.97               12.24
        34                     8.05                8.88               12.24
        35                     7.93                8.78               12.24
        36                     7.82                8.69               12.24
        37                     7.70                8.60               12.24
        38                     7.59                8.50               12.24
        39                     7.48                8.41               12.24
        40                     7.37                8.32               12.24

        41                     7.26                8.22               12.24
        42                     7.16                8.13               12.24
        43                     7.05                8.04               12.24
        44                     6.94                7.95               12.24
        45                     6.84                7.86               12.24
        46                     6.74                7.77               12.24
        47                     6.63                7.68               12.24
        48                     6.53                7.59               12.24
        49                     6.43                7.51               12.24
        50                     6.34                7.42               12.24
        51                     6.24                7.33               12.24
        52                     6.15                7.25               12.24
        53                     6.05                7.16               12.24
        54                     5.96                7.08               12.24
        55                     5.87                6.99               12.24
        56                     5.79                6.91               12.24
        57                     5.70                6.83               12.24
        58                     5.62                6.74               12.24
        59                     5.54                6.66               12.24
        60                     5.46                6.58               12.24
        61                     5.38                6.50               12.24
        62                     5.31                6.42               12.24
        63                     5.24                6.35               12.24
        64                     5.17                6.27               12.24
        65                     5.11                6.19               12.24
        66                     5.05                6.12               12.24
        67                     4.99                6.05               12.24
        68                     4.93                5.97               12.24
        69                     4.88                5.90               12.24
        70                     4.83                5.83               12.24
        71                     4.79                5.77               12.24
        72                     4.74                5.70               12.24
        73                     4.71                5.63               12.24
        74                     4.67                5.57               12.24
        75                     4.64                5.50               12.24
        76                     4.62                5.44               12.24
        77                     4.60                5.38               12.24
        78                     4.58                5.32               12.24
        79                     4.56                5.27               12.24
        80                     4.55                5.21               12.24
        81                     4.55                5.16               12.24
        82                     4.55                5.11               12.24
        83                     4.55                5.06               12.24
        84                     4.56                5.01               12.24
        85                     4.57                4.96               12.24
        86                     4.59                4.92               12.24
        87                     4.61                4.88               12.24
        88                     4.63                4.84               12.24
        89                     4.66                4.80               12.24
        90                     4.69                4.76               12.24
        91                     4.73                4.73               12.24

        92                     4.77                4.70               12.24
        93                     4.81                4.67               12.24
        94                     4.86                4.65               12.24
        95                     4.91                4.62               12.24
        96                     4.96                4.60               12.24
        97                     5.02                4.58               12.24
        98                     5.08                4.57               12.24
        99                     5.15                4.56               12.24
       100                     5.21                4.55               12.24


                    SUBSTITUTING ROSENBERG MARKET NEUTRAL STRATEGY IN A U.S. CORE PORTFOLIO CAN REDUCE RISK NOTES


Standard Deviation of combined portfolio: The annualized Standard Deviations of the portfolio combining U.S. Large Stocks (as represented by the S&P 500) with various percentages of Rosenberg's Market Neutral Strategy or Intermediate-Term Government Bonds (see data series descriptions on page A-10.) The Variance of the portfolio is given by the formula:

(WEIGHT 2  large stocks * VARIANCElarge stocks)  +

(WEIGHT 2 Rosenberg or intermediate bonds * VARIANCE Rosenberg or intermediate bonds) +

(2 * WEIGHTlarge stocks * WEIGHT Rosenberg or intermediate bonds * COVARIANCE large stocks and Rosenberg or intermediate bonds)

The Standard Deviation of the portfolio is the square root of this Variance. The Standard Deviation of a portfolio can decrease as assets that have negative Correlation with the initial asset class are added to the portfolio.
 This chart demonstrates that portfolio Risk has been reduced faster by adding Rosenberg's Market Neutral Strategy to a U.S. Large Stock portfolio than by adding Intermediate-Term Government Bonds. However past performance is no guarantee of future performance.

Legend for chart:

U.S. Large Stocks represented by the S&P 500 Index.
U.S. Intermediate-Term Government Bond data

Notes on chart:

Period under study: March 1989 through December 1997.
For example, the annual Standard Deviation of a portfolio invested 50% in large stocks and 50% in intermediate-term government bonds is about 7.5%.

For example, the annual Standard Deviation of a portfolio invested 50% in large stocks and 50% in Rosenberg's Market Neutral Strategy is about 6.4%.

           CORRELATIONS (34) OF ROSENBERG MARKET NEUTRAL STRATEGY


                                                          INTERMEDIATE-TERM
                                     ROSENBERG MARKET      GOVERNMENT BOND
     ASSET CLASS                   NEUTRAL CORRELATIONS     CORRELATIONS
U.S. Treasury Bills                      -0.12                   0.18
Intermediate-Term Government Bonds       -0.02                    NA
Long-Term Government Bonds                0.01                   0.92
Long-Term Corporate Bonds                -0.02                   0.92
U.S. Large Company Stocks                -0.14                   0.44
U.S. Small Company Stocks                -0.18                   0.07


              CORRELATIONS OF ROSENBERG MARKET NEUTRAL STRATEGY NOTES

The exhibit reports the Correlation of the total returns of the Rosenberg Market Neutral Strategy and Intermediate-Term Government Bonds with the total returns of other asset classes for the period 3/89 - 12/97. The descriptions of these asset classes are reported in the notes on page A-10.

---------------------

(34)  See Glossary.

                     ROSENBERG MARKET NEUTRAL STRATEGY RETURNS
                                        VS.
                     INTERMEDIATE-TERM GOVERNMENT BOND RETURNS

                          MARCH 1989 THROUGH DECEMBER 1997


     PERIOD                LOWEST RETURN               HIGHEST RETURN

                   INTERMEDIATE-   ROSENBERG    INTERMEDIATE-   ROSENBERG
                      TERM       MARKET NEUTRAL    TERM       MARKET NEUTRAL
                   GOVT. BONDS     STRATEGY     GOVT. BONDS     STRATEGY
Any 3 months        -6.08%         -2.88%         7.90%          10.46%
Any 6 months        -5.37%         -2.64%        11.72%          16.75%
Any 12 months       -5.51%         -2.87%        16.80%          28.10%


See notes to page A-10 for a description of Intermediate-Term Government Bonds.

Period covers inception of Rosenberg's Market Neutral Strategy in March 1989 through December 1997. The lowest (highest) returns are the lowest (highest) total returns achieved for Intermediate-Term Government Bonds and Rosenberg Market Neutral Strategy for rolling 3-month, 6-month, and 12-month periods beginning March 1989 and ending December 1997.

                    PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

                 ON A RISK/RETURN BASIS, MARKET NEUTRAL CAN BE AN
                         ATTRACTIVE INVESTMENT ALTERNATIVE

/ /  Increased opportunity from Shorting

/ /  Risk

/ /  Return

                        INCREASED OPPORTUNITY FROM SHORTING

                        INCREASED OPPORTUNITY FROM SHORTING:
                       OPPORTUNITIES TO EXPLOIT OVERVALUATION

/ / For companies in the top decile of forecasted earnings growth, 85/90% will have their growth forecasts revised downward by those same analysts
     (35)

/ / Within the group of companies that professional analysts forecast to have the best increase in earnings, it turns out that on average the analysts' forecasts are more than four times more optimistic than actual results (36)

/ / Five year investment returns are lowest for portfolios of high ROE (return on equity) companies (37)


---------------------

(35) From a study done by Rosenberg Institutional Equity Management based on IBES data for the period 1985-1995 on capitalization-weighted and Equal-weighted bases, respectively. Deciles are based on a ranking of 12 month earnings change.

(36) From a study done by Rosenberg Institutional Equity Management based on IBES data for the period 1976-1995. Quintiles are based on a ranking of forecasted twelve-month earnings change over initial price. This ranking is a moving quarterly average for each quintile.

(37) From a study done by Rosenberg Institutional Equity Management based on data from 1973-1995.

                       ACTUAL VS.  FORECAST EARNINGS CHANGES
                              (IBES) EARNINGS FORECAST


                  EARNINGS CHANGE DIVIDED BY INITIAL PRICE
                        IBES FORECAST     ACTUAL
Bottom Quintile           -0.020         -0.025
Fourth Quintile            0.003          0.001
Third Quintile             0.007          0.003
Second Quintile            0.016          0.003
Top Quintile               0.109          0.026


                        ACTUAL VS.  FORECAST EARNINGS CHANGES
                            (IBES) EARNINGS FORECAST NOTES

     IBES (Institutional Broker Estimate Service) is an organization that collects and publishes corporate earnings forecasts from institutional analysts.

     Earnings Change/Initial Price, also called earnings Yield, measures the one year change in earnings for a company divided by the price of the company's stock at the start of the period. It is a measure which compares the growth in earnings across companies. This chart divides all U.S. companies into five groups (quintiles) based on earnings change divided by initial price as forecast by IBES analysts. The bottom quintile contains the companies with the lowest IBES forecast earnings change/initial price, the fourth quintile contains the companies with the next lowest IBES forecast earnings change/initial price, and so on. The chart compares the IBES forecast earnings change/initial price with actual reported earnings. The chart covers the period from 1976 to September 1996.

                          IBES SURPRISE BY CAPITALIZATION
                          EXAMPLE OF A QUARTERLY SURPRISE


                                                    AVERAGE ABSOLUTE
                                                       PERCENTAGE
                                          GROUP     EARNINGS SURPRISE
Largest Companies                                         110%
                                                          216%
                                                          319%
                                                          425%
                                                          533%
                                                          637%
                                                          735%
                                                          839%
                                                          951%
                                                     10    62%
                                                     11    83%
Smallest Companies                                   12    85%


                           IBES SURPRISE BY CAPITALIZATION
                        EXAMPLE OF A QUARTERLY SURPRISE NOTES


IBES (Institutional Broker Estimate Service) is an organization that collects and publishes corporate earnings forecasts from institutional analysts.

The vertical axis measures the average absolute percentage earnings surprise as given by the formula in the footnote to the chart. Earnings surprises are differences between estimated earnings and actual reported earnings. The absolute value of earnings surprises are used so as to treat positive and negative differences between estimated and actual earnings similarly. The average of these absolute earnings surprises is used to limit the effects of unusually large earnings surprises. The earnings surprises are measured based on the quarterly earnings forecast immediately prior to the reported third quarter 1996 earnings. The capitalization buckets are groups of companies sorted by the capitalization of the company (a measure of the size of the company.) The horizontal axis groups companies into groups of 500 companies, from the largest U.S. companies on the left to the smallest U.S. companies on the right.

Footnote to chart:
To limit the effect of outliers, percentage surprise is defined as: 100 * (Actual Earnings - Estimated Earnings)/.5*(absolute value of (Actual Earnings -Estimated Earnings))

                        IBES COVERAGE OF QUARTERLY ESTIMATES
                        PERCENT OF COMPANIES COVERED BY IBES


                          GROUP     1 ANALYST   2 ANALYSTS   3 OR MORE ANALYSTS
Largest Companies           1           1%           1%              97%
                            2           4%           6%              84%
                            3           8%           12%             68%
                            4           14%          15%             54%
                            5           18%          17%             41%
                            6           21%          17%             34%
                            7           22%          18%             24%
                            8           21%          17%             15%
                            9           24%          13%              7%
                           10           19%           6%              3%
                           11           10%           4%              1%
Smallest Companies         12            4%           1%              0%


                         IBES COVERAGE OF QUARTERLY ESTIMATES
                      PERCENT OF COMPANIES COVERED BY IBES NOTES


IBES (Institutional Broker Estimate Service) is an organization that collects and publishes corporate earnings forecasts from institutional analysts. This chart reports on IBES analyst coverage as of August 1996.

The vertical axis on the chart measures the percentage of companies for which quarterly earnings forecasts were made by 1, 2, or 3 or more IBES analysts.

The percentage coverage by IBES analysts is broken down by the capitalization of the company (a measure of the size of the company.) The horizontal axis groups companies into groups of 500 companies, from the largest U.S. companies on the left to the smallest U.S. companies on the right. IBES analyst coverage declines steadily as company size, measured by capitalization, decreases. Since smaller companies have fewer analysts covering them, there may be more opportunities to identify possible overpriced stocks which would be candidates for Short selling.

                                    PERFORMANCE
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.

               ROSENBERG MARKET NEUTRAL STRATEGY PERFORMANCE SUMMARY


                      ROSENBERG (38)  90-DAY T-BILLS   ALPHA
SINCE INCEPTION

3/1/89 - 12/31/97        8.33%            5.34%        2.99%

YEARS TO DATE

1997                    13.76             5.20         8.56
1996                    28.10             5.14        22.96
1995                    10.04             5.66         4.38
1994                     6.48             4.03         2.45
1993                    11.53             3.04         8.49
1992                     2.80             3.53        -0.73
1991                     0.61             5.66        -5.06
1990                    -0.31             7.77        -8.08

PARTIAL YEAR 1989

3/1/89 - 12/31/89        3.26             7.21        -3.95


                    PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.



---------------------

(38) Rosenberg is the Rosenberg Market Neutral Strategy as previously defined. (See Glossary.) Partial year 1989 begins at inception of Rosenberg's Market Neutral Strategy on March 1, 1989. Past performance is no guarantee of future performance. Alpha, or value added is the difference between the Rosenberg Market Neutral Strategy's performance and the return on a 90-day Treasury Bill for the specified time period. All returns are expressed as annual rates.

                                MONTHLY PERFORMANCE
                         ROSENBERG MARKET NEUTRAL STRATEGY


1989      Mar       2.15      Mar       1.06      Mar       0.88
          Apr       0.38      Apr      -0.20      Apr       2.06
          May      -0.67      May       0.08      May      -0.47
          Jun       1.16      Jun      -0.67      Jun       0.17
          Jul       0.07      Jul       1.19      Jul       1.99
          Aug       1.94      Aug      -1.18      Aug      -1.04
          Sep       0.20      Sep       2.01      Sep       0.64
          Oct      -1.37      Oct      -2.15      Oct       4.29
          Nov      -0.57      Nov       0.58      Nov       0.28
          Dec       0.00      Dec       2.25      Dec       1.10
1990      Jan       0.22     1993       Jan      2.56       1996
          Jan       1.33      Feb      -0.23      Feb       3.30
          Feb       1.49      Mar       0.27      Mar       1.10
          Mar       2.08      Apr      -0.52      Apr       1.65
          Apr       0.77      May      -1.35      May      -0.84
          May       0.03      Jun      -1.03      Jun       1.93
          Jun       4.70      Jul       1.39      Jul       0.81
          Jul       3.76      Aug       0.13      Aug       0.17
          Aug       1.68      Sep       0.48      Sep       0.59
          Sep       0.50      Oct      -1.20      Oct      -0.59
          Oct       4.78      Nov       1.20      Nov      -0.40
          Nov       0.37      Dec       0.40      Dec       0.77
          Dec       3.70
1991      Jan       1.59      1994 Jan -0.04 1997 Jan      -1.23
          Feb      -0.56      Feb       1.28      Feb       1.35
          Mar       0.72      Mar       0.08      Mar       4.14
          Apr      -0.05      Apr      -0.63      Apr       0.95
          May      -2.29      May       0.09      May      -3.94
          Jun       0.26      Jun       1.58      Jun       4.63
          Jul       1.36      Jul       0.46      Jul       1.81
          Aug      -1.32      Aug      -0.25      Aug       1.85
          Sep       1.06      Sep       0.71      Sep      -0.16
          Oct       1.60      Oct      -0.11      Oct       1.96
          Nov      -1.54      Nov       0.42      Nov       1.75
          Dec      -0.14      Dec       2.75      Dec       0.16
1992      Jan      -0.17     1995        Jan    -1.33
          Feb       0.05      Feb       1.17



                    PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.
                         (NEGATIVE RETURN MONTHS ARE IN RED.)

           ROSENBERG MARKET NEUTRAL STRATEGY PERFORMANCE RECORD (39)

1.  Annualized Returns (Net of fees)

                                ROSENBERG   90 DAY T-BILLS      VALUE ADDED
Quarter 9/30/97 -12/31/97         3.90%         1.26%              2.64%
One year 12/31/96 -12/31/97      13.76          5.20               8.56
3 years 12/31/94 -12/31/97       17.05          5.33              11.71
5 years 12/31/92 -12/31/97       13.75          4.61               9.14
From inception 3/1/89 -12/31/97   8.33          5.34               2.99


2. Range of Rosenberg Total Return Over Moving 12-Month Periods (3/89 - 12/97)

                             ROSENBERG    T-BILL      DATE RANGE
Lowest Rosenberg Return       -2.87%      8.03%     Sep 89 -Aug 90
Highest Rosenberg Return      28.10%      5.14%     Jan 96 -Dec 96


3.  Average monthly return in up vs. down markets (S&P 500) (3/89 - 12/97)

                                      ROSENBERG   MARKET RETURN
                                                    (S&P 500)
Average monthly return in up markets    0.64%         3.23%
Average monthly return in down markets  0.77%        -2.67%


4.  Comparison with Intermediate-Term Government Bond Returns (3/89 - 12/97)


                            LOWEST RETURN                       HIGHEST RETURN

                   ROSENBERG          ROSENBERG
               INTERMEDIATE-TERM    MARKET NEUTRAL  INTERMEDIATE-TERM   MARKET NEUTRAL
  PERIOD         GOVT. BONDS (40)      STRATEGY        GOVT. BONDS        STRATEGY
Any 3 months        -6.08%             -2.88%             7.90%            10.46%
Any 6 months        -5.37%             -2.64%            11.72%            16.75%
Any 12 months       -5.51%             -2.87%            16.80%            28.10%



                   PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.

---------------------

(39) Rosenberg performance covers the period from the inception of the Rosenberg Market Neutral Strategy in March 1989 through December 1997. Performance calculations meet AIMR standards. This exhibit is a compilation of data and documentation from previous exhibits. Past performance is no guarantee of future performance.

(40) Returns for intermediate-term government bonds from Ibbotson Associates. This exhibit is a compilation of data and documentation from previous exhibits. Past performance is no guarantee of future performance.

5.  Risk: Annual Standard Deviation of Total Return


3 years             12/94 -12/97        6.57%
5 years             12/92 -12/97        5.70%
From inception      12/89 -12/97        5.27%


6.  Risk: Beta (relative to S&P 500)

                                                From inception 3/89 -12/97 -0.09
                       Average Beta measured over rolling 24-month periods -0.08
                                       Standard Deviation of 24-month Betas 0.15

                   ROSENBERG MARKET NEUTRAL STRATEGY PERFORMANCE

CHART:


                                           ROSENBERG MARKET
                                           NEUTRAL STRATEGY    90-DAY T-BILL
                                             TOTAL RETURN      TOTAL RETURN
                                             ------------      ------------
Mar. 1989 to Dec. 1990 (annualized)              1.60              8.20
1991                                             0.61              5.66
1992                                             2.80              3.53
1993                                            11.53              3.04
1994                                             6.48              4.03
1995                                            10.04              5.66
1996                                            28.10              5.14
1997                                            13.76              5.20

DATA IN BOX:

Annualized Total Returns
Periods Ending December 1997
1-Year                        13.76
3-Year                        17.05
5-Year                        13.75
Tracking Error (41)
5-Year                         5.7


                    PERFORMANCE CALCULATIONS MEET AIMR STANDARDS.

              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE.


---------------------

(41) Tracking Error is a measure of the volatility of the Alpha, or value added of the strategy. Specifically, it is the annual standard deviation of the Alpha, or value added, of the strategy for the 5-year period ending December 31, 1997.

                             PERFORMANCE DECOMPOSITION
                 REPRESENTATIVE ROSENBERG MARKET NEUTRAL PORTFOLIO
                        (AFTER DEDUCTION OF 2% ANNUAL FEES)



                  % RETURN   % RETURN       % RETURN
                     ON         ON             ON              % TOTAL
                    LONGS     SHORTS    SHORT STOCK REBATE      RETURN
3/1/89 -12/31/89    21.09      23.83           6.95              4.21
1990               -14.09      -6.62           7.65              0.18
1991                31.22      34.60           5.33              1.95
1992                11.91      13.10           3.17              1.98
1993                15.50       7.41           2.56             10.64
1994                 1.37      -0.76           3.77              5.90
1995                34.11      29.29           5.71             10.53
1996                23.18      -0.08           5.56             28.83
1997                27.97      20.97           5.17             12.17


                          PERFORMANCE DECOMPOSITION NOTES

In this chart, the total return of a representative Market Neutral portfolio (one of the 9 accounts that comprise the Rosenberg Market Neutral Strategy Portfolio) managed by Rosenberg is "decomposed" into the return achieved by the portfolio of Long Positions, the return from the portfolio of Short positions and the return from the "Short Stock Rebate." The Short Stock Rebate is the return generated by investing the cash generated by the Short positions and is generally equal to the federal funds rate less a small fee, charged by the Prime Broker. The total return of this representative portfolio equals the return of the Long portfolio component plus the Short Stock Rebate less the return on the Short portfolio component.

                             PERFORMANCE DECOMPOSITION

               ALPHA DECOMPOSITIONS USING FACTOR MODEL FOR BENCHMARK
                 REPRESENTATIVE ROSENBERG MARKET NEUTRAL PORTFOLIO
                        (AFTER DEDUCTION OF 2% ANNUAL FEES)



                       ALPHA FROM LONGS    ALPHA FROM SHORTS
3/1/89 -12/31/89            1.87%              -4.61%
1990                       -1.95               -5.52
1991                       -2.39                0.01
1992                       -1.71                0.52
1993                        4.66                3.42
1994                        1.01                1.12
1995                        5.03               -0.21
1996                        8.46               14.81
1997                       11.41               -4.40


                          PERFORMANCE DECOMPOSITION NOTES


In order to analyze the source of Alpha or added value of a Market Neutral strategy, there has to be a Benchmark against which to compare the Long holdings and the Short holdings. For Rosenberg's Market Neutral Strategy, there is no external Benchmark against which to compare the Longs and Shorts.
 Rosenberg's Long holdings are not constructed to match an external Benchmark but to match the characteristics of the Shorts. Similarly, Rosenberg's Short holdings are not constructed to match an external Benchmark, but to match the characteristics of the Longs. In essence, the Longs and Shorts are each other's Benchmark.

In order to have as accurate a Benchmark as possible, a factor model was used for the Benchmark that included 11 Risk Index factors and 38 industry factors. At the beginning of each month, the average exposure of the Longs and Shorts to each of these factors was computed. For example, if the portfolio was 8% Long in an industry and 4% Short, the average Benchmark exposure to that industry was 6%. The factor returns (an estimate of the return that could be specifically attributed to a given exposure to that factor) were then computed for that month using standard Regression techniques. Finally, the Benchmark exposure to a factor was multiplied by the factor return and summed to produce the overall Benchmark return for the month. The return from the Longs and Shorts are then compared to this factor Benchmark return to determine the value added from the Longs and Shorts.

                            ROSENBERG INVESTMENT PROCESS

                               INVESTMENT PHILOSOPHY

/ /    Stock prices imperfectly reflect "fundamental value."

/ / Rigorous analysis of financial data on individual companies can successfully identify mispriced stocks.

/ / Models that duplicate the decision factors of an expert can produce better forecasts.

/ / The lack of some details is more than offset by the consistency the models bring.

          At heart, Rosenberg is a fundamental investor. Rosenberg believes that stock prices imperfectly reflect the present value of the expected future earnings of companies, their "fundamental value." Since market prices will converge towards fundamental value over time, Rosenberg believes that any investor who can accurately determine fundamental value, and who applies a disciplined investment process to select those stocks that are currently misvalued, will outperform the market over time.

          The premise of Rosenberg's investment philosophy is that there is a link between the price of a stock and the underlying financial characteristics of the company. In other words, the price reflects the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. Rosenberg tries to identify and purchase those stocks which are undervalued -- they are cheaper than similar stocks with the same financial characteristics. Also Rosenberg engages in Short sales with respect to those stocks which it believes are overvalued -- they are more expensive than similar stocks with the same financial characteristics. Rosenberg believes that the market will recognize the "better value" and move to correct the mispricing by purchasing or selling the stock, as the case may be.

          Rosenberg's determination of the "average" valuation for a stock is based upon a comparison of similar companies. Rosenberg knows that in any group of similar companies, there are usually some that are overvalued, some that are undervalued, and some that are fairly-valued relative to the average valuation for the group. These valuation errors are usually present in every sector of the market and can be identified through rigorous Quantitative analysis of fundamental data.

          Rosenberg seeks to add value as an active equity manager through stock selection, and usually not by predicting the performance of Risk factors, industries, or the overall market.

          Even if investors looked at all the relevant data and processed that data correctly, there is still the possibility that they might not apply the conclusions consistently across all stocks. In order to ensure consistency one must simultaneously look at all the same factors (hopefully with detailed and accurate measures) across all similar stocks, and apply consistent valuation rules. Yet how likely is it that people can do that? There have been many studies in different fields that address the issue of inconsistent application. The situations studied were as diverse as admissions to graduate school, loan-granting, prescribing a course of medical treatment, and predicting returns on stocks. In almost all the studies, it has been shown that simple models which duplicate the decision factors that an expert/judge/forecaster uses produce better forecasts than the original experts being modeled.(42) How can that be? After all, there is some information that can't be quantified and some intuition that can't be captured in a model.

          It is possible for models to be superior because the lack of some details is more than offset by the consistency the models bring. Often human experts apply their judgments inconsistently. As humans, their moods vary, and at times they are preoccupied with an unrelated idea. Sometimes they do not employ exactly the same standards they use in judging a stock today that they used yesterday. In addition, humans tend to ignore subtle distinctions in information. They may not respond at all unless the distinctions are obvious, and then they may overreact. After all they are not machines! And that is exactly the point. The more cases an expert has to consider, the more likely it is that inconsistencies in thinking will arise.





---------------------

(42) Camerer, Colin F. and Johnson, Eric J. , "The Process-Performance Paradox in Expert Judgment: How Can Experts Know So Much and Predict So Badly." In TOWARD A GENERAL THEORY OFF EXPERTISE: PROSPECT AND LIMITS, K. Anders Ericsson and Jacqui Smith (Eds.) Cambridge University Press, 1991, pp. 195-217.

_______________
Dawes, Robyn M. "The robust beauty of improper linear models in decision making," in JUDGMENT UNDER UNCERTAINTY: HEURISTICS AND BIASES, edited by Kahneman, D., Slovic, P. and Tversky, A. pp. 391-399. Cambridge University Press, 1990.

Faust, David, THE LIMITS OF SCIENTIFIC REASONING, University of Minnesota Press, 1984.

Hogarth, Robin, JUDGMENT AND CHOICE, pp.  194-95.  John Wiley & Sons, 1987.

Kleinmuntz, Don "Decomposition and the Control of Error in Decision-Analytic Models." In INSIGHTS IN DECISION MAKING, Hogarth, Robin (Ed.) The University of Chicago Press, 1990, pp. 114-115.

Russo, J. Edward and Schoemaker, Paul H.J., DECISION TRAPS, pp. 136-137. Doubleday, 1989.

                               KEY INVESTMENT MODELS

/ /       Appraisal Model

          - Estimates company fair value based on the company's potential to produce future earnings

/ /       Earnings Change Model

          - Identifies companies that are expected to realize (or fail to realize in case of Shorts) their earnings potential
          -         Forecasts company earnings 4 quarters ahead

/ /       Investor Sentiment Model

          - Screens out bargain stocks that will remain bargains because investors are likely to shun them
          -         Measures Short-term market enthusiasm for individual stocks

/ /       Risk Model

          - Identifies common sources of Risk used in portfolio Optimization process



Rosenberg utilizes three stock models: An Appraisal Model, an Earnings Change Model, and an Investor Sentiment Model. The insights gained from these three models are combined to produce a predicted return for each stock in Rosenberg's selection universe. Rosenberg then uses their Risk Model to form portfolios that they believe represent the optimal tradeoff between the returns predicted by their stock selection models and the common sources of Risks for these stocks.

                                THE APPRAISAL MODEL

/ /        Purpose: estimate of each company's fair value based on its potential to produce future earnings

/ /       Process:
          - collect detailed financial data on each company (over 5,000 in US)
          - value operating businesses according to average market appraisal of similar businesses

/ /        EXAMPLE:

          MAXCO INC.                              ZURN INDUSTRIES                 NACCO INDUSTRIES
          METAL PRODUCTS                          METAL PRODUCTS                  Coal
          Plastic, Rubber Products                Machinery, General              Machinery, General
          Auto Parts                              HOUSEHOLD ITEMS                 HOUSEHOLD ITEMS
          Wholesale Trade - Other                 Electric Utilities              Retail - Specialty Stores
          Development, Subdivision


          - adjust valuation for objective differences between companies (cash, debt, etc.)
          - integrate valuations and adjustments to produce total company valuation (total company appraisal)

/ /       Proprietary information: market and total company appraisals

                             THE APPRAISAL MODEL NOTES


Appraisal Model

          Fundamental valuation of stocks is key to Rosenberg's investment process, and the heart of their valuation process lies in the Appraisal Model. An important feature of the Appraisal Model is the classification of U.S. -based companies into any of 166 groups of "similar" businesses. Rosenberg decomposes each company into its individual business segments, and compares each segment with similar business operations of other companies. Rosenberg appraises the company's assets, operating earnings, and sales within each business segment by applying the market's own average appraisal of assets, operating earnings and sales for those same business segments. Rosenberg then combines the segment appraisals to arrive at total balance sheet, income statement, and sales appraisals for the entire company. Rosenberg simultaneously adjusts the segment appraisals to include the appraisals for factors which are declared only for the total company, such as taxes, capital structure, and pension funding. In total Rosenberg uses over 190 valuation factors to characterize the income statement, balance sheet, and sales elements. The result is a single valuation for each of over 5,000 companies that Rosenberg follows in the U.S.

          The difference between ROSENBERG'S valuation and the market price reflects an opportunity for profit. Rosenberg develops "appraisal Alphas" - the expected rate of extraordinary return - by adjusting for the rate at which the market has corrected for such misvaluations in the past.

                              HOW APPRAISALS ARE USED:
                                    COMPANY XYZ



                                 LATEST    CURRENT   CONTRIBUTION TO
VALUATION                       REPORTED   MARKET     TOTAL COMPANY
ELEMENT                         $/SHARE   APPRAISAL    FAIR VALUE
Machinery assets                $10.00      1.75         $17.50
Metal products assets             5.50      1.95          10.73
Receivables                       1.30     -0.20          -0.26
Long-term debt                    8.00     -1.10          -8.80
Pension surplus                   2.00      0.45           0.90

TOTAL                                                    $20.07

          CURRENT PRICE                                                  $18.50



Shown are only a few of the valuation factors Rosenberg analyzes
Sample company is currently a bargain
Market appraisals, total company appraisal and price are changing continuously

                               HOW APPRAISALS ARE USED:
                                  COMPANY XYZ NOTES

          As an illustration of how the Appraisal Model is used, consider a simplified example of a mythical machinery and metal products company, Company XYZ. For most companies Rosenberg would have over 190 fundamental valuation elements, but for the sake of simplicity this example shows just five items. On their financial statements, Company XYZ reports $10 per share of machinery assets and $5.50 per share of metal products assets; $1.30 per share of receivables; $8.00 per share of long-term debt; and, from the footnotes to the financial statements, $2.00 per share in pension surplus. Using the Appraisal Model, Rosenberg determines how much the market currently values each of these valuation elements. For example, the Appraisal Model finds that, on average, the market currently values a dollar of machinery assets at $1.75. By multiplying the reported dollars per share of each valuation element by the current market appraisal for that element, Rosenberg determines the contribution to total company fair value for each fundamental valuation element. Summing up all of these contributions to fair value gives Rosenberg the total fair value for Company XYZ. According to Rosenberg's Appraisal Model, Company XYZ is currently a bargain, and a candidate for purchase, since Rosenberg's estimated fair value is $20.07 and the market price is $18.50. Rosenberg re-estimates the market and total company appraisals continuously throughout the trading day.

                  MARKET APPRAISALS OF SELECTED VALUATION ELEMENT:
                           CASH & SHORT-TERM INVESTMENTS


Dec-89    0.2319    Sep-92    0.3508    Jun-95    0.3632
Jan-90    0.3951    Oct-92    0.3295    Jul-95    0.4434
Feb-90    0.3675    Nov-92    0.4270    Aug-95    0.4768
Mar-90    0.4227    Dec-92    0.3255    Sep-95    0.4362
Apr-90    0.3526    Jan-93    0.4551    Oct-95    0.4538
May-90    0.3873    Feb-93    0.5721    Nov-95    0.4357
Jun-90    0.3835    Mar-93    0.6521    Dec-95    0.5353
Jul-90    0.3242    Apr-93    0.5104    Jan-96    0.5612
Aug-90    0.3667    May-93    0.6257    Feb-96    0.6840
Sep-90    0.3604    Jun-93    0.6164    Mar-96    0.6217
Oct-90    0.3498    Jul-93    0.5047    Apr-96    0.7051
Nov-90    0.3644    Aug-93    0.5166    May-96    0.7274
Dec-90    0.3774    Sep-93    0.5436    Jun-96    0.7257
Jan-91    0.5568    Oct-93    0.4295    Jul-96    0.6824
Feb-91    0.7106    Nov-93    0.3880    Aug-96    0.6676
Mar-91    0.6998    Dec-93    0.3908    Sep-96    0.6761
Apr-91    0.4809    Jan-94    0.4759    Oct-96    0.6415
May-91    0.4448    Feb-94    0.5011    Nov-96    0.7841
Jun-91    0.4543    Mar-94    0.5039    Dec-96    0.6883
Jul-91    0.5930    Apr-94    0.4818    Jan-97    0.6464
Aug-91    0.5676    May-94    0.4560    Feb-97    0.4768
Sep-91    0.5308    Jun-94    0.4114    Mar-97    0.5054
Oct-91    0.6290    Jul-94    0.3469    Apr-97    0.4887
Nov-91    0.5280    Aug-94    0.3422    May-97    0.7426
Dec-91    0.5865    Sep-94    0.3620    Jun-97    0.6385
Jan-92    0.5718    Oct-94    0.3401    Jul-97    0.5945
Feb-92    0.7143    Nov-94    0.3323    Aug-97    0.5746
Mar-92    0.7878    Dec-94    0.3194    Sep-97    0.7613
Apr-92    0.6148    Jan-95    0.3576    Oct-97    0.7560
May-92    0.5107    Feb-95    0.3499    Nov-97    0.6467
Jun-92    0.5312    Mar-95    0.4007    Dec-97    0.5886
Jul-92    0.4753    Apr-95    0.3294
Aug-92    0.4154    May-95    0.3557


                   MARKET APPRAISALS OF SELECTED VALUATION ELEMENT:
                          CASH & SHORT-TERM INVESTMENTS NOTE


          Rosenberg's market appraisals of the fundamental valuation elements they consider are updated continuously. The chart shows the changing market appraisal for Cash and Short-Term Investments as determined by Rosenberg's Appraisal Model. The appraisal of Cash and Short-Term Investments is multiplied by the company's reported Cash and Short-Term Investments to determine the adjustment to the overall valuation of the company. The appraisal for Cash and Short-Term Investments is measured relative to zero, and thus its continuous valuation above zero indicates that Cash and Short-Term Investments is a premium item on the balance sheet and always contributes positively to the overall value of a company.

                               EARNINGS CHANGE MODEL:

                       Identifies companies that will realize
                    (or fail to realize, in the case of Shorts)
                     their potential to produce future earnings

/ /       Predicts earnings change over 4 quarter horizon based on

          -         Measures of company profitability
          -         Operating ratios
          -         Sell-side analyst forecasts

/ /       Takes into account ROE Reversion

Earnings Change Model:        Identifies companies that will realize (or fail to
                              realize, in the case of Shorts) their potential to produce future earnings Notes


EARNINGS CHANGE MODEL

          Rosenberg's proprietary Earnings Change Model analyzes more than 20 explanatory variables to predict individual company earnings over a one-year horizon. The variables are fundamental and fall into three categories: measures of past profitability, measures of company operations and consensus analyst earnings forecasts. The Earnings Change Model is independent of the Appraisal Model and projects the change in a company's earnings in cents/current price. The value of the projected earnings change is converted to an "earnings change Alpha" by multiplying the projected change by the market's historical response to changes of that magnitude.

                       BUYING FUTURE EARNINGS AT A DISCOUNT:
                  PORTFOLIO EARNINGS YIELD 2 YEARS AFTER PURCHASE


EARNINGS PER DOLLAR OF INITIAL COST:


                                      MARKET             ROSENBERG
Reported Earnings                                       0.0680.075
Earnings from Continuing Operations                     0.0790.092


          Under general assumptions, Rosenberg believes that the price of an individual stock is equal to the present value of the future earnings or cash flow of the company. Thus, one measure of the success of a strategy in identifying undervalued stocks is the degree to which it can, over time, buy more future earnings per dollar of initial investment than the Benchmark universe. This measure of future earnings per dollar of initial investment is also called the earnings Yield. This chart shows the level of reported earnings and earnings from continuing operations (reported earnings before special and extraordinary items) relative to initial cost after a two year holding period (the earnings Yield 2 years after purchase) for the stocks invested in by Rosenberg (43) and the market universe of stocks. After a two year holding period, the Rosenberg portfolio provides a higher level of future earnings per dollar invested (a higher earnings Yield) than the market universe. The analysis covers the period from the inception of Rosenberg Institutional Equity Management in June 1985 through December 1995 (the last date for which 2 years of future earnings could be determined as of December 31, 1997.)



---------------------

(43) The stocks invested in by Rosenberg represent the value weighted composite of all stocks held in all of the accounts managed by Rosenberg Institutional Equity Management which had a broad equity market Benchmark (E.G., S&P500, Russell 3000.)

                             INVESTOR SENTIMENT MODEL:
                      AVOID BARGAINS THAT INVESTORS WILL SHUN

              Measures investors' current enthusiasm toward individual
                        companies over a three-month horizon

/ /       Perceptions of quality
          -         Earnings quality
          -         Market quality

/ /       Bandwagon effects
          -         Estimate revisions
          -         Broker recommendations
          -         Earnings surprise



Investor Sentiment Model:     Avoid Bargains that Investors will Shun Notes


Investor Sentiment Model

ROSENBERG'S Investor Sentiment Model quantifies investor sentiment about features of stocks which influence price but which are not captured by the Appraisal Model or the Earnings Change Model. Rosenberg incorporates investors' perception of the "quality" of individual companies by looking at past price patterns (Market Quality) and by calculating the probability that future earnings will disappoint investors (Earnings Quality.) Rosenberg's models also capture market enthusiasm towards individual stocks by looking at the "bandwagon" effects that generally occur following broker recommendations, revisions in analyst estimates, earnings surprises and disappointments, and other measures of market sentiment. In addition to improving their overall prediction of individual stock returns, Rosenberg uses their Investor Sentiment Model to help them time their trades.

                                 PREDICTING RETURNS


          ROSENBERG INFORMATION         ELEMENTS OF STOCK SELECTION
            Market Appraisals                Company Valuation

             Forces Affecting                 Company Earnings
              Profitability                        Change

            Quality and Opinion               Investor Sentiment
                 Measures                      Towards Company



                                              Predicted Company
                                                   Returns


                               PREDICTING RETURNS NOTES


          The output of Rosenberg's three stock selection models is predicted returns for each company in their universe of stocks. The areas covered by their three models fall into three general categories of stock selection that most managers rely on to some degree: valuing companies; forecasting earnings changes; and gauging investor enthusiasm. Rosenberg's models contribute proprietary information in each of these areas. The market and company appraisals determined by Rosenberg's Appraisal Model provide company valuations. Rosenberg's Earnings Change Model considers the competitive forces affecting company profitability to help improve their company earnings forecasts. In addition, Rosenberg's quantification of quality and opinion measures in their Investor Sentiment Model gives them a view of investor enthusiasm towards individual companies.

          Each of Rosenberg's three models produces an overall predicted relative return, or Alpha, for each company in Rosenberg's stock selection universe. A company's earnings change Alpha and investor sentiment Alpha is added to its appraisal Alpha to arrive at a total company Alpha. It is these predicted returns that are used by Rosenberg's Risk Model and Optimization process to build a portfolio.

                   PORTFOLIO OPTIMIZATION: AVOID UNINTENDED BETS

                    Predicted Returns         Sources of Risk

                      All Companies               Market
                          in                    Industries
                   Selection Universe          Risk Factors




                                     Optimizer

                        Calculates Best Risk/Return Tradeoff


                           Recommended Portfolio Holdings



          In building portfolios, Rosenberg wants to ensure that they place their "bets" where they feel most confident in their information. As stock pickers, their information is about individual stocks. Thus, they want their portfolios to "bet" on the individual companies identified by their models and typically not on Risk factors, industries, or the direction of the market for which they do not have unique insights.

All data is fed into a computer program that uses complex piece-wise linear functions to approximate a quadratic function and optimize the portfolio's trade-off between Risk and return. The Optimizer sets "targets" for portfolio exposure to systematic factors of Risk after analyzing the Risk characteristics of the Benchmark. For Market Neutral portfolios, the Benchmark of the Long portfolio will be the Short portfolio (or, equivalently, the Benchmark of the Short portfolio is the Long portfolio.) The Optimizer then exploits the information developed by the stock selection system to maximize return while eliminating unnecessary Risk. It recommends positions in companies that in the aggregate, constitute the most efficient portfolio. Data on each executed trade are "looped back" into the Optimizer, which reassesses the relative portfolio Risk before recommending additional trades. Trades are recommended only when the net benefit exceeds the expected transaction cost. Since the Optimizer operates in real time, Rosenberg is prepared to respond immediately to investment opportunities.

                                OPTIMIZER FUNCTIONS

/ /       Efficient risk/reward trade-off

/ /       Control of trading cost

/ /       Implementation of all restrictions on holdings

          -         Exposure bands, maximum holding size, restricted stocks

/ /       Realtime Optimization

          - Incorporates all changes (Alphas, prices, executed trades, cash targets)

          -         More current knowledge of opportunities

          - Less pressure on traders, no manual adjustments due to changing prices

          -         DOES NOT mean increased turnover, prevents unwanted turnover

                                 INVESTMENT PROCESS



                    RESEARCH            PORTFOLIO MANAGEMENT
          DATA      ANALYSIS  OPTIMIZATION                  TRADING
          Market    --->      Investor Sentiment  ---> Trading Trading Cost Monitoring
          Data      --->      Analysis            Alphas
                    --->      Market Response
          Opinion Data        --->      Projection of
                    --->      Unanticipated                Portfolio Optimization
                    --->      Changes                      ______________________
                    --->      Market Response
                                                  --->      When to Trade
                                                                       ---> Recommended    ---> Traditional Brokerage
                                                                            Trades
                    --->      Valuation
          Fundamental Data    --->      Similars  --->      Company             --->
                 Networks
                              ___________                   Alphas     What to Buy/Sell
                              Within/Across Markets
                              And Time                                                         Accommodation
                              Market Response
                                                  --->      How Much to Hold    < ---     Confirmed < ---
     Package Trades
                                                                                     Trades
                                                                                     V
                                                                                Settlement/Reconciliation
          Client Benchmarks   --->      Risk Analysis       --->Target                                         V
                               Exposures                               Performance Attribution


               WHY ROSENBERG EXPECTS ITS INVESTMENT APPROACH TO WORK

/ /       Consistent comprehensive processing of relevant data
          -         all the same factors
          -         processed at the same time
          -         across all similar stocks

/ /       Consideration of the broader forces at work in competitive economies

/ / Attempts to avoid the errors that naturally arise from qualitative investment decision processes
          -         decision short cuts
          -         overly optimistic forecasts of companies' future earnings

/ /       Attempts to buy future earnings at a discount

/ / Track record in identifying both overvalued and undervalued stocks using a disciplined investment approach. (Past performance is no guarantee of future performance.)

/ / Barr Rosenberg has over 25 years' experience in analyzing and measuring the Risk of equity portfolios. This is critical in controlling Common Factor Risk as well as Systematic Risk in constructing Long/Short portfolios.

/ / A systematic, Quantitative approach which seeks to identify hundreds of overvalued and undervalued stocks. This gives Rosenberg the flexibility to control Risk and minimize trading costs in constructing a Long/Short portfolio.

                               HISTORICAL HIGHLIGHTS

/ / Broad definition of Market Neutral investing is any zero Beta investment strategy, I.E., any strategy which is not exposed to the Systematic Risk in the particular asset class.

/ / 1949 - Concept was first used by A. W. Jones in an investment partnership.

/ / 1967 - The book BEAT THE MARKET by Edward O. Thorpe outlined a Hedged approach to stock/warrant trading.

/ / 1973 - The Black/Scholes options-pricing model was published. This model used the idea of a riskless Hedge between a call option and the underlying stock.

/ / 1977 - Long Treasuries futures contracts were created which helped make Market Neutral investing possible in the fixed income markets.

/ / 1987 - Morgan Stanley's Quantitative group engaged in equity pairs trading. Under the net-capital rules for broker dealers, leverage was increased beyond the standard 2:1 ratio that typically applies to customers and pension plans.

/ / 1988 - Internal Revenue Service issued a private letter ruling which held that Short sales did not result in unrelated business taxable income.

/ / 1989 - Rosenberg forms a partnership to implement a Market Neutral strategy.

/ / 1995 - IRS issued revenue ruling (IRB 1995-4, #29) which states that Long/Short investing does not create UBIT.

/ / 1997 - "Short-Short" rule - Taxpayer Relief Act of 1997 eliminates this rule making it feasible for mutual funds to engage in significant Short sales and thus to offer Market Neutral products.

/ / 1997 - Today, there are many different types of Market Neutral strategies with widely differing risk/return characteristics and uses of leverage.

                               HISTORICAL HIGHLIGHTS:
                       ROSENBERG'S HISTORY OF MARKET NEUTRAL

/ / In 1978, at BARRA Seminars, Barr Rosenberg suggested that some managers could increase rewards for clients by selling stocks held in clients' index funds. This would be a practical way of benefiting from the identification of overvalued stocks without Short selling them.

/ / In 1988, as soon as the IRS private letter ruling was released, Rosenberg began to actively pursue Market Neutral opportunities, and in 1989 Rosenberg became the first Market Neutral client of Bear Stearns.

/ /       1997 - Rosenberg launches a Market Neutral equity mutual fund.

                              EQUITIZED MARKET NEUTRAL

                        EQUITIZED MARKET NEUTRAL STRATEGY (44)

/ /       Invest in Market Neutral

/ / 'Purchase' S&P 500 futures contracts, options on S&P 500 futures, and S&P 500 swaps

/ /       Sources of Return

          - S&P 500 futures contracts, options on S&P 500 futures, and S&P 500 swaps provides S&P 500 Index returns less T-bill returns
          - Market Neutral delivers double Alpha (from identifying both overvalued and undervalued stocks) plus T-bill returns
          - Combined, the return consists of double Alpha from the Market Neutral Strategy plus S&P 500 Index returns

/ /       Risk profile

          - Systematic, or general market Risk as evidenced by the Risk of the S&P 500 Index plus manager's stock selection Risk from the Market Neutral component

---------------------

(44) The Barr Rosenberg Double Alpha Market Fund is an Equitized Market Neutral fund.

                              EQUITIZED MARKET NEUTRAL

                            Sources of Alpha and Return


/ /       Initial capital of $100

/ /       Buy $100 Long stocks

/ /       Sell Short $100 stocks

/ /       Invest $100 raised by the Short sales in interest-bearing securities

/ /       'Purchase' $100 worth of S&P 500 futures

                              EQUITIZED MARKET NEUTRAL
                            SOURCES OF ALPHA AND RETURN



          INVESTMENT VALUE    BETA      SOURCE OF ALPHA     SOURCE OF RETURN
LONG           +$100          +BL         +Long Alpha          Long Return
                                                                  plus
                                                              Short Return

SHORT          -$100          -BL        +Short Alpha

CASH           +$100          0.0        + Zero Alpha         T-bill Return

FUTURES         $0            1.0          Zero Alpha         S&P 500 Index
                                                                  minus
                                                              T-bill Return

TOTAL          +$100          1.0          Long Alpha         S&P 500 Index
                                         + Short Alpha  =     + Double Alpha
                                          Double Alpha


                         WHAT IS EQUITIZED MARKET NEUTRAL?

                                     AN EXAMPLE

/ / Assumptions: $100 million to invest. Manager has stock selection skill (45) where the Long Positions outperform Short positions by 10%, with the Longs outperforming the market by 5%, and the Shorts underperforming the market by 5%.


/ /       SCENARIO: Market up 15%
          Because of skill, manager's Long Position outperforms market and is up by 20%
          Because of skill, manager's Short position underperforms market and is up only 10%

          Value of Long portfolio = $100 million + 20% x $100 million                           =    $ 120 million
          Value of Short portfolio (liability) = $100 million + 10% x $100 million              =    - 110 million
          Increased value of futures position due to market appreciation                        =       15 million

                                                                                                     $  25 million increase
                                                                                                     in net portfolio value
                                                                                                     (plus net interest on cash)

/ /       SCENARIO: Market down 15%
          Because of skill, manager's Long Position outperforms market and is down by 10%
          Because of skill, manager's Short position underperforms market and is down 20%

          Value of Long portfolio = $100 million -10% x $100 million                            =    $  90 million
          Value of Short portfolio (liability) =$100 million -20% x $100 million                =    -  80 million
          Decreased value of futures position due to market decline                             =    -  15 million

                                                                                                     $ -5 million decrease
                                                                                                     in net portfolio value
                                                                                                     (plus net interest on cash)



---------------------

(45) This example shows the results if the Long component outperforms the Short component by 10%. However, if the Short component outperformed the Long component by 10%, the portfolio in this example would increase by only $15 million in the scenario where the market is up 15% and would lose $15 million in the scenario where the market is down 15%.

                        DIFFERENT MARKET NEUTRAL STRATEGIES

          DISTINGUISHING CHARACTERISTICS

          / /       Instruments

                    -         Equities, Bonds, Currencies, Futures, Derivatives

          / /        Styles

                    -         Arbitrage, one-sided, two-sided
                    -         Always neutral; on average neutral (46)

          / /       Use of leverage

          / /       Return versus Risk profiles



---------------------

(46) If always neutral the Beta is always zero. "On average neutral" means that sometimes the Beta can be positive and sometimes negative, but over time it will average out to zero.

                        DIFFERENT MARKET NEUTRAL STRATEGIES:
            THREE TYPES OF INVESTMENT IDEAS GENERATE HEDGED MARKET RISK


/ /       ARBITRAGE BETWEEN LINKED SECURITIES: A IS UNDERVALUED RELATIVE TO B

          - Buy A and sell Short B; profit from correction of the misvaluation

          - Example: A, the index bundle of stocks is cheaper than B, the index future

          - Hedge may be nearly perfect, because the securities are linked

          -         Typically low-reward and low-Risk

/ /       ONE-SIDED IDEAS, WHOSE MARKET RISK IS OFFSET BY DERIVATIVE HEDGES

          -         Reward may be high or low (single Alpha)

          -         The Hedge incurs a cost (a drain on Alpha)

          -         The result: Single Alpha minus Hedging cost

          - Drawback: there may be no suitable derivative security for the Hedge

/ / TWO-SIDED RISK-CANCELING IDEAS: A IS UNDERVALUED; B WHICH IS LIKE A IS OVERVALUED

          - Buy A and sell Short B; Profit as the market bids up the price of A and bids down the price of B.

                    -         Reward on each side may be high or low (double
                              Alpha)

                    - The result: Double Alpha, potentially the most profitable

              SUGGESTED SELECTION CRITERIA FOR MARKET NEUTRAL MANAGERS

/ /       Risk control capability

/ /       Stock selection skill (47)

          -         understand biases and market environment impact
          -         adequate stock selection menu

/ /       Ability to Short (48)

          -         Prime Broker
          -         fee income justification
          -         natural result of process

/ /       Experience

/ /       Capacity


---------------------

(47) When evaluating a Market Neutral manager one should determine if the manager has stock selection skill. Two aspects of this skill are especially important for implementing a Market Neutral strategy. First is an understanding as to whether the manager's stock selection skill is limited to certain types of stocks, E.G. small growth or large value. One should also examine the possibility that the manager's stock selection skill is more or less effective in different market environments, E.G. a strong economic environment. Having done that analysis, one should then consider how broadly the manager can apply his stock selection skill, E.G. does the skill apply across all industries and capitalization sectors. The reason this is important is that, generally speaking, the more narrow the manager's stock selection skill, the more difficult it is to create an effective Hedge between the Long and Short portfolio components.

(48) In evaluating a Market Neutral manager's ability to effectively manage a Short portfolio one should consider three factors. First, is the manager dealing with an experienced Prime Broker who can produce an adequate supply of stocks to Short. Second, does the manager have enough assets (and hence fee income) Shorted so that he can economically devote enough resources to analyzing Short stocks as well as Long stocks. And third, is the analysis of overvalued stocks a natural result of the manager's investment process or does it require different people, process, and resources?

                                      GLOSSARY

Accommodative Trading: A system which allows institutional buyers and sellers of stock to electronically present Rosenberg with their "interest" lists each morning. Any matches between the inventory which the brokers have presented and Rosenberg's own recommended trades are signaled to Rosenberg's traders. Since the broker is doing agency business and has a client on the other side of the trade, Rosenberg expects that the broker will be accommodative in the price. Rosenberg's objective in using this match system is to execute most trades so as to minimize market impact.

AIMR Standards: Standards of performance reporting set by the Association for Investment Management and Research.

Alpha: The "risk-adjusted expected return" or the return in excess of what would be expected from a diversified portfolio with the same systematic risk.
 When applied to stocks, alpha is essentially synonymous with misvaluation: a stock with a positive alpha is viewed as undervalued relative to other stocks with the same systematic risk, and a stock with a negative alpha is viewed as overvalued relative to other stocks with the same systematic risk. When applied to portfolios, alpha is a description of expected extraordinary reward due to the skill of the manager. If used in the context of the past then alpha is interpreted as the difference between the historical performance for a period and what would have been earned with a diversified market portfolio at the same level of systematic risk over that period.

BARRA: A consulting firm that provides statistical and risk analyses.

Benchmark: An index or measure of performance with which a particular portfolio is compared in order to measure relative performance and/or risk exposures.

Beta: Measures changes in an asset's return in relation to changes in the return of a broad portfolio of assets or the "market."

Core Portfolio: A portfolio invested primarily in large U.S. stocks.

Correlation: A statistical term giving the strength of the linear relationship between two random variables. It is a pure number, ranging from -1 to +1: +1 is a perfect positive linear relationship; -1 is a perfect negative linear relationship.

Equal-Weighted: Making equal dollar investments in each of the stocks in a portfolio.

Equitized: Adding back to a market neutral strategy the risk and return of an asset class through the use of index futures, options on index futures, and swaps.

Equitized Market Neutral: An investment strategy which uses equity index futures, options, swaps, etc. to add back the risk and return from an equity index to a market neutral portfolio. For example, the Barr Rosenberg Double Alpha Market Fund will hold S&P 500 Index futures options, swaps, etc. along with shares of the Barr Rosenberg Market Neutral Fund to provide investors with the additional risk and return of being invested in the S&P 500 in addition to any risk and return provided by the Barr Rosenberg Market Neutral Fund.

IBES - Institutional Broker Estimate Service: A service which collects and publishes earnings forecasts from institutional analysts.

Hedge: Taking two positions simultaneously in two different assets in order to reduce risk. Also loosely used to describe any strategy using leverage or short selling.

Long (Portfolio; Positions): Stocks which are purchased for the portfolio (often with the expectation that they are currently undervalued).

Market Neutral (Equity): An investment strategy which simultaneously buys a long portfolio and sells a short portfolio in order to neutralize the impact of the overall (equity) market on the combined (long and short) portfolio's return.

Normalized Standard Deviation: This term is used to refer to the scaling of risk indices. It involves setting the zero point and scale of measurement for the variable. An example might be taken from temperature, where the centigrade scale is standardized by setting zero at the freezing point of water and establishing the scale (the centigrade degree), so that there are 100 units between the freezing point of water and the boiling point of water. Standardization for risk indices sets the zero value at the capitalization-weighted mean of the companies in the universe, and sets the scale so that one unit equals one cross-sectional standard deviation of that variable among our entire universe of stocks.

Optimizer/Optimized/Optimization: A computer program that uses complex piece-wise linear functions to approximate a quadratic function and optimize the total portfolio trade-off between risk and return subject to any specific constraints or targets.

Portable Alpha: An investment technique that applies the excess return or alpha earned from stock selection to another asset class by using index futures.

Prime Broker: The broker who facilitates a short sale by arranging for the borrowing of shares of a stock and being responsible for the regulatory, accounting and fiduciary requirements involving the short sale.

Quantitative: A term which describes an investment approach which tends to rely on hard financial data using a disciplined systematic analysis for stock selection compared to an approach that tends to rely on subjective judgements and soft information.

Regression: A statistical technique that measures the correlation between two variables.

Residual Common Factor Risk: That portion of a stock's risk that is related to a subgroup of the broad asset class. An example would be industry-related risk.

Residual Specific Risk: That portion of a stock's risk that is unique to that stock or company. An example would be the risk associated with the quality of the company's management team.

Risk: The uncertainty of investment outcomes. Technically, the term RISK is used to define all uncertainty about the mean outcome, including both upside and downside possibilities. Thus, in contrast to the layperson, who would think of the downside outcomes as risk and of the upside outcome as potential, a measure of total variability in both directions is typically used to summarize risk. The more intuitive concept for risk measurement is the standard deviation of the distribution, a natural measure of spread. Variance, the square of the standard deviation, must be used in comparing independent elements of risk.

Risk Index: A variable computed for each asset, such that the variable determines the asset's exposure to a common factor. Risk indices include market variability, earnings variability, low valuation and unsuccess, immaturity and smallness, growth orientation, and financial risk. In each case, a higher value of the index implies a company that is more strongly exposed to the common factor.

ROE Reversion: Return on Equity (ROE) is a common measure of company profitability. Reversion relates to the notion that in competitive economies there is tremendous pressure on unusually high or low company earnings to move back in line with the economy-wide average.

Rosenberg: Also referred to as RIEM, Rosenberg Institutional Equity Management, or the Manager.

Rosenberg Market Neutral Strategy Portfolio: The composite of all U.S. accounts managed by Rosenberg employing a strategy using offsetting long/short equity holdings and is weighted by the value of each account. As of December 31, 1997, there were nine accounts in such composite. This composite does not include the Barr Rosenberg Market Neutral Fund prior to December 31, 1997 since the Barr Rosenberg Market Neutral Fund began operations in December, 1997 and was not fully invested as of December 31, 1997.

Rosenberg (Rosenberg's) Market Neutral Strategy (Composite): Rosenberg's performance net of 2% annual fees of all U.S. accounts employing a strategy using offsetting long/short equity holdings and is weighted by the value of each account. As of December 31, 1997, there were nine accounts in such composite. This composite does not include the Barr Rosenberg Market Neutral Fund prior to December 31, 1997 since the Barr Rosenberg Market Neutral Fund began operations in December, 1997 and was not fully invested as of December 31, 1997. Performance calculations meet AIMR standards.

Sharpe Ratio: A ratio equal to the squared mean excess return divided by the variance of return. When an investment portfolio is constructed over a wide range of independent opportunities, the Sharpe ratio for the optimum total portfolio is the sum of the Sharpe ratios for the separate opportunities. Thus the Sharpe ratio is a measure of reward per unit of risk.

S&P 500 (Index): An index of 500 (generally larger) companies with the holdings proportional to the market value of each of the companies in the Index (capitalization weighted).

Short Executions: The process of implementing a desired short sale. Short sales can only be executed after there has been a positive change in the price of the stock to be shorted.

Short (Portfolio; Positions): Stocks which are borrowed and sold with the expectation that the borrowed shares can be replaced in the future with shares purchased at a lower price.

Shorting: The act of borrowing (creating a liability) and then selling a stock with the obligation of returning that stock to the lender some time in the future.

Short Squeeze: Used to describe the potential risk when a short seller has borrowed stock and must replace it in the future. However, when the short seller attempts to buy the stock, there are few sellers relative to the demand and the price (and potential liability) of the stock shorted increases significantly.

Short Stock Rebate: Return earned by investing the cash generated by the short positions and is generally equal to the federal funds rate, less a small fee charged by the prime broker.

Standard Deviation: A statistical term which measures the spread or variability of a probability distribution. The standard deviation is the square root of variance. Its intuitive meaning is best seen in a simple, symmetrical distribution, such as the normal distribution, where approximately two thirds of all outcomes fall within (plus or minus) 1 standard deviation of the mean and approximately 95 percent of all outcomes fall within (plus or minus) 2 standard deviations.

Survivorship Bias: A distortion in the results of a statistical analysis that results from the failure to adequately account for the fact that the sample at the end of the period does not include those companies that failed or went bankrupt and are no longer in the sample.

Systematic Risk: That portion of an asset's risk that is related to the risk of the overall asset class.

T-BILLS: 90 day U.S. government treasury bills.

Tracking Error: The annual standard deviation of the alpha or value added. It is a measure of how closely the portfolio tracks the benchmark.

Variance: A statistical term for the variability of a random variable about its mean. The variance is defined as the expected squared deviation of the random variable from its mean - that is, the average squared distance between the mean value and the actually observed value of the random variable. When a portfolio includes several independent elements of risk, the variance of the total arises as a summation of the variances of the separate components.

Yield: The return on a security or portfolio in the form of cash payments. Most yield comes from dividends on equities, coupons on bonds, or interest on mortgages.

                     ANNEX I: DESCRIPTORS USED IN RISK INDEXES

1.        Variability in Markets

A.        Option sample
          -         Cumulative range, one year
          -         H-Beta x H-sigma
          -         Option-implied Standard Deviation
          -         Short-term Standard Deviation

B.        Listed company sample
          -         H-Beta x H-sigma
          -         Cumulative range, one year
          -         Short-term Standard Deviation
          -         Trading volume/Variance
          -         Common stock price (LN)
          -         Serial dependence
          -         Share turnover, last twelve months

C.        OTC Stock sample
          -         H-Beta x H-sigma
          -         Cumulative range, one year
          -         Share turnover, last twelve months
          -         Common stock price (LN)
          -         Serial dependence

2.        Success
          -         Relative strength
          -         Historical Alpha
          -         Recent earnings change
          -         IBES earnings increase
          -         Dividend cuts: five year
          -         Growth in EPS

3.        Size
          -         Capitalization (LN)
          -         Total assets (LN)
          -         Indicator of earnings history

4.        Trading Activity
          -         Share turnover, last twelve months
          -         Share turnover, last five calendar years
          -         Share turnover, quarterly
          -         Common stock price (LN)
          -         IBES number of analysts
          -         Trading volume/Variance

5.        Growth
          -         Payout, last five years
          -         Growth in earnings per share
          -         Capital structure change

          -         Earnings/price, normalized
          -         Recent earnings change
          -         Dividend Yield, last five years
          -         IBES earnings increase
          -         Dividend Yield prediction
          -         Indicator of zero Yield
          -         Earnings/price
          -         IBES earnings/price prediction
          -         Growth in total assets

6.        Earnings/price
          -         Earnings/price
          -         Typical E/P, five years
          -         IBES E/P projection

7.        Book/Price
          -         Book/price

8.        Earnings Variation
          -         Variance of earnings
          -         IBES Standard Deviation/price
          -         Earnings covariability
          -         Concentration
          -         Variance of cash flow
          -         Extraordinary items

9.        Financial leverage
          -         Interest rate sensitivity
          -         Debts/assets
          -         Leverage at book
          -         Uncovered fixed charges

10.       Foreign Income
          -         Foreign operating income

11.       Labor Intensity
          -         Net plant/gross plant
          -         Inflation-adjusted plant/equity
          -         Labor share

12.       Yield
          -         Dividend Yield prediction

13.       LOCAP
          -         Indicator for membership in the LOCAP universe

                                        PART C

                                 OTHER INFORMATION --
                     THE BARR ROSENBERG MARKET NEUTRAL FUND AND
                  THE BARR ROSENBERG DOUBLE ALPHA MARKET FUND ONLY


Item 24. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.

         See the section entitled "Financial Highlights" in the Prospectus.

         See the section entitled "Financial Statements" in the Statement of Additional Information.

         (b)  Exhibits:

              1.    (a) Form of Second Amended and Restated Agreement and
                        Declaration of Trust of the Registrant -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997;


              1.    (b) Form of Amendment No. 1 to Second Amended and Restated
                        Agreement and Declaration of Trust of the Registrant -- filed herewith;


              2. By-Laws of the Registrant -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997;

              3.    None;

              4.    Not applicable;

              5.    (a) Form of Management Contract between the Registrant on
                        behalf of its Barr Rosenberg Market Neutral Fund and Rosenberg Institutional Equity Management -- incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on September 16, 1997;

              5.    (b) Form of Management Contract between the Registrant on
                        behalf of its Barr Rosenberg Double Alpha Market Fund and Rosenberg Institutional Equity Management -- incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on September 16, 1997;

              6. Form of Amended and Restated Distributor's Contract between the Registrant and Barr Rosenberg Funds Distributor, Inc. -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997;

              7.    None;

              8.    (a) Form of Custody Agreement between the Registrant and
                        Custodial Trust Company -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997;

                    (b) Form of Special Custody Account Agreement among the
                        Registrant, Custodial Trust Company and Bear, Stearns Securities Corp. -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997;


                    (c) Schedule of remuneration to Custody Agreement between
                        the Registrant and Custodial Trust Company -- filed herewith;

              9.    (a) Transfer Agency Agreement between the Registant and
                        BISYS Fund Services, Inc. -- incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 18, 1997;

                    (b) Form of Notification of Expense Limitation by
                        Rosenberg Institutional Equity Management to the Barr Rosenberg Market Neutral Fund and the Barr Rosenberg Double Alpha Market Fund -- incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on December 9, 1997;

                    (c) Fund Administration Agreement between the Registrant
                        and BISYS Fund Services Limited Partnership -- incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 18, 1997;

                    (d) Fund Accounting Agreement between the Registrant and
                        BISYS Fund Services, Inc. -- incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on July 18, 1997;

              10.   Opinion of Ropes & Gray -- to be filed by amendment;


              11.   Consent of Price Waterhouse LLP -- to be filed by amendment;

              12.   None;

              13. Investment letter regarding initial capital -- incorporated by reference to Pre-Effective Amendment No. 3 to the Registration Statement filed on September 12, 1988;

              14.   None;

              15. Form of Distribution Plan for Investor shares -- incorporated by reference to Post-Effective Amendment
                    No. 17 to the Registration Statement filed on December 9, 1997;


              16. Schedule for Computation of Performance Quotations -- to be filed by amendement;


              17. Financial Data Schedule for Registrant's fiscal year ended March 31, 1998 -- to be filed by amendment;


              18. Form of Amended and Restated Multi-Class Plan -- incorporated by reference to Post-Effective Amendment
                    No. 17 to the Registration Statement filed on December 9, 1997;

              19. Powers of Attorney incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement filed on July 28, 1989 and Post-Effective Amendment No. 4 to the Registration Statement filed on July 31, 1990.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.


Item 26. NUMBER OF HOLDERS OF SECURITIES.

         The following table sets forth the number of holders of each class of securities of the Barr Rosenberg Market Neutral Fund and Barr Rosenberg Double Alpha Market Fund as of May 27, 1998:


         Title of Class                               Number of Record Holders
         Barr Rosenberg Market Neutral Fund
         ----------------------------------

         Institutional Class                                   129

         Investor Class                                        577

         Barr Rosenberg Double Alpha Market Fund
         ---------------------------------------

         Institutional Class                                     9

         Investor Class                                         14


Item 27. INDEMNIFICATION.

         Article VIII of the Registrant's Second Amended and Restated Agreement and Declaration of Trust reads as follows (referring to the Registrant as the "Trust"):

                                     ARTICLE VIII
         Indemnification

         SECTION 1. TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         SECTION 2. COMPROMISE PAYMENT. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available fact (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         SECTION 3. INDEMNIFICATION NOT EXCLUSIVE. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

         SECTION 4. SHAREHOLDERS. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of Shares of which he or she is or was a Shareholder."

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Rosenberg Institutional Equity Management (the "Manager") was organized as a limited partnership under the laws of the State of California in 1985, and is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager provides investment advisory services to a substantial number of institutional investors.

         Set forth below are the substantial business engagements during at least the past two fiscal years of each director, officer or partner of the
Manager:

Name and Position                 Business and
  with Manager                    other connections
------------------                -----------------

Barr M. Rosenberg                 General Partner, Rosenberg Alpha L.P.
Managing General Partner          (formerly RBR Partners (limited partner of
and Chief Investment Officer      Manager)), 12 El Sueno, Orinda, California,
                                  December, 1984 to present; Chairman of the Board, Rosenberg Management Company S.A.,
                                  2 Place Winston Churchill, L-1340 Luxembourg,
                                  April 1989 to present; Chairman of the Board, Rosenberg U.S. Japan Management Company
                                  S.A., 2 Place Winston Churchill, L-1340
                                  Luxembourg, July, 1989 to present. Chairman of the Board, Rosenberg Global Management
                                  Company, S.A., 2 Place Winston Churchill,
                                  L-1340 Luxemburg, April 1990 to present;
                                  Director and Chairman of the Board, Rosenberg
                                  Nomura Asset Management Company, Ltd.,
                                  Dai-Ichi Edobashi Bldg., 1-11-1 Nihonbashi
                                  Chuo-Ku, Tokyo 103, Japan; Chairman of the
                                  Board and Director of Barr Rosenberg
                                  Investment Management, Inc., 4 Orinda Way,
                                  Orinda, California, February 1990 to
                                  present.  Chairman, Barr Rosenberg European
                                  Management, Ltd., 9A Devonshire Square,
                                  London EC2M 4LY, United Kingdom, March 1990 to present.

Marlis S. Fritz                   Director, Barr Rosenberg European Management
General Partner                   Ltd., 9A Devonshire Square,
                                  London EC2M 4LY, United Kingdom, May 1990 to present; Director, Barr Rosenberg Investment
                                  Management, Inc., 4 Orinda Way, Orinda,
                                  California, February 1990 to present.

Kenneth Reid                      Director, Barr Rosenberg Investment
General Partner                   Management, Inc., 4 Orinda Way, Orinda,
and Director of Research          California, February 1990 to present.

Po-Len Hew                        Controller, Rosenberg Institutional Equity
Controller                        Management, October 1989 to present,
                                  Treasurer, Barr Rosenberg Investment
                                  Management, Inc., May 1994 to present.


Item 29.  PRINCIPAL UNDERWRITERS:

          (a) Barr Rosenberg Funds Distributor, Inc. (the "Distributor") is the principal underwriter of the Funds' Investor shares. The Distributor does not act as principal underwriter, depositor or investment adviser for any other investment company.

          (b) Information with respect to the Distributor's directors and officers is as follows:


     Name and Principal       Positions and               Positions and
                              Offices with                Offices with
     Business Address         Underwriter                 Registrant
     ------------------       -------------               -------------

     David J. Huber           President                   None

     Lynn J. Mangum           Director, Chairman          None

     Kevin J. Dell            Vice President,             None
                              Secretary

     Michael D. Burns         Vice President, Chief       None
                              Financial Officer

     Robert J. McMullan       Vice President, Director,   None
                              Treasurer


The business address of all directors and officers of the Distributor is 125 West 55th Street, 11th Floor, New York, NY 10019.


          (c)  None

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of:

1)   Barr Rosenberg Series Trust
     3435 Stelzer Road
     Columbus, Ohio  43219
     Rule 31a-1 (b)(1),(2),(3), (4), (5), (6), (7), (8), (9), (10), (11)
     Rule 31a-2 (a)


2)   Rosenberg Institutional Equity Management
     Four Orinda Way
     Building E
     Orinda, CA  94563
     Rule 31a-1 (f)
     Rule 31a-2 (e)


3)   Barr Rosenberg Funds Distributor, Inc.
     125 West 55th Street
     11th Floor
     New York, NY 10019
     Rule 31a-1 (d)
     Rule 31a-2 (c)


Item 31.  MANAGEMENT SERVICES.

          None.

Item 32.  UNDERTAKINGS.

          The Registrant undertakes to comply with the last three paragraphs of Section 16(c) of the Investment Company Act of 1940 as though such provisions of the Act were applicable to the Trust.

                                       NOTICE

     A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding for any of the trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 18 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, and the State of California, on the 29th day of May, 1998.


                              BARR ROSENBERG SERIES TRUST



                              By   /s/Marlis S. Fritz
                                   ----------------------
                                   Marlis S. Fritz
                                   Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated and on the 29th day of May, 1998.


SIGNATURE                TITLE                          DATE

/s/Marlis S. Fritz       Vice President,                May 29, 1998
____________________     Trustee
Marlis S. Fritz



Kenneth Reid*            President, Trustee             May 29, 1998
____________________     (principal executive officer)
Kenneth Reid



Po-Len Hew*              Treasurer                      May 29, 1998
____________________     (principal financial
Po-Len Hew               and accounting officer)



Nils H. Hakansson*       Trustee                        May 29, 1998
____________________
Nils H. Hakansson



Barr M. Rosenberg*       Trustee                        May 29, 1998
____________________
Barr M. Rosenberg



William F. Sharpe*       Trustee                        May 29, 1998
____________________
William F. Sharpe


*By: /s/Marlis S. Fritz
     __________________
     Marlis S. Fritz
     Attorney-in-Fact


Date:     May 29, 1998

                         EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------              -----------

99.1 Form of Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust

99.8 Schedule of remuneration to Custody Agreement between the Registrant and Custodial Trust Company